               COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                         SOUTHBOROUGH, MASSACHUSETTS

This Prospectus provides important information about the ExecAnnuity Plus '93 variable annuity policy (Form A3021-93) and the ExecAnnuity Plus '91 variable annuity policy (Form A3018-91) issued by Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity"). Information specific to ExecAnnuity Plus '91 (A3018-91) is set forth in Appendix C. As of the date of this Prospectus, the Company has effectively ceased issuing new contracts except in connection with certain preexisting contractual plans and programs.

PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE. ANNUITIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information ("SAI") dated May 1, 2014 containing more information about this annuity is on file with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy may be obtained free of charge by calling Annuity Client Services at 1-800-533-7881. The Table of Contents of the SAI is listed on page 3 of this Prospectus. This Prospectus and the SAI can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).

The Separate Account, known as Separate Account VA-K, is subdivided into Sub-Accounts. Each Sub-Account offered as an investment option invests exclusively in shares of one of the following funds (certain funds may not be available in all states):

GOLDMAN SACHS VARIABLE INSURANCE TRUST (SERVICE   AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE
SHARES)                                           INSURANCE FUNDS) (SERIES II SHARES)
Goldman Sachs VIT Core Fixed Income Fund          Invesco V.I. Mid Cap Growth Fund
Goldman Sachs VIT Equity Index Fund               Invesco V.I. Value Opportunities Fund
Goldman Sachs VIT Global Markets Navigator        ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND,
Fund                                              INC. (CLASS B)
Goldman Sachs VIT Growth Opportunities Fund       AllianceBernstein VPS Growth and Income
Goldman Sachs VIT High Quality Floating Rate      Portfolio
Fund                                              AllianceBernstein VPS Large Cap Growth
Goldman Sachs VIT Mid Cap Value Fund              Portfolio
Goldman Sachs VIT Money Market Fund               AllianceBernstein VPS Small/Mid-Cap Value
Goldman Sachs VIT Strategic Growth Fund           Portfolio
Goldman Sachs VIT Strategic International Equity  AllianceBernstein VPS Value Portfolio
Fund                                              DELAWARE VIP TRUST
Goldman Sachs VIT U.S. Equity Insights Fund       Delaware VIP International Value Equity Series
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE    DELAWARE VIP TRUST (SERVICE CLASS)
INSURANCE FUNDS) (SERIES I SHARES)                Delaware VIP Smid Cap Growth Series
Invesco V.I. American Franchise Fund              CONTINUED ON NEXT PAGE
Invesco V.I. Core Equity Fund
Invesco V.I. Global Health Care Fund

THIS ANNUITY IS NOT A BANK DEPOSIT OR OBLIGATION; IS NOT FEDERALLY INSURED; AND IS NOT ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Company's General Account is also available as an investment option and offers a fixed interest rate guaranteed for one year from the time a payment is received.

                              DATED MAY 1, 2014

DWS VARIABLE SERIES I (CLASS A)                      JANUS ASPEN SERIES (SERVICE SHARES)
DWS Capital Growth VIP                               Janus Aspen Janus Portfolio
DWS VARIABLE SERIES II                               MFS(R) VARIABLE INSURANCE TRUST (SERVICE CLASS)
DWS Large Cap Value VIP                              MFS(R) Mid Cap Growth Series
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS           MFS(R) New Discovery Series
Fidelity VIP Asset Manager(SM) Portfolio             MFS(R) Total Return Series
Fidelity VIP Equity-Income Portfolio                 MFS(R) Utilities Series
Fidelity VIP Growth Portfolio                        OPPENHEIMER VARIABLE ACCOUNT FUNDS (SERVICE
Fidelity VIP High Income Portfolio                   SHARES)
Fidelity VIP Overseas Portfolio                      Oppenheimer Capital Income Fund/VA
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS (SERVICE  Oppenheimer Capital Appreciation Fund/VA
CLASS 2)                                             Oppenheimer Global Fund/VA
Fidelity VIP Contrafund(R) Portfolio                 Oppenheimer Global Strategic Income Fund/VA
Fidelity VIP Growth Opportunities Portfolio          Oppenheimer Main Street Fund(R)/VA
Fidelity VIP Mid Cap Portfolio                       PIONEER VARIABLE CONTRACTS TRUST (CLASS II)
Fidelity VIP Value Strategies Portfolio              Pioneer Emerging Markets VCT Portfolio
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS       Pioneer Real Estate Shares VCT Portfolio
TRUST (CLASS 2)                                      T. ROWE PRICE INTERNATIONAL SERIES, INC.
Franklin Growth and Income VIP Fund                  T. Rowe Price International Stock Portfolio
Franklin Large Cap Growth VIP Fund
Franklin Small-Mid Cap Growth VIP Fund
Franklin Mutual Shares VIP Fund
Templeton Foreign VIP Fund

Effective November 15, 2010, no new payment allocations or transfers can be made to the Sub-Account that invest in the underlying funds listed below:


EATON VANCE VARIABLE TRUST
Eaton Vance VT Floating-Rate Income Fund

You may contact our Service Center at 1-800-533-7881 to request prospectuses for any of the underlying funds that are available as investment options under your Contract.

                              TABLE OF CONTENTS

SPECIAL TERMS.............................................................    5
SUMMARY OF FEES AND EXPENSES..............................................    6
SUMMARY OF THE POLICY FEATURES............................................   10
PERFORMANCE INFORMATION...................................................   13
DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE
  UNDERLYING FUNDS........................................................   15
INVESTMENT OBJECTIVES AND POLICIES........................................   17
WHAT IS AN ANNUITY?.......................................................   21
CHARGES AND DEDUCTIONS....................................................   22
  SURRENDER CHARGE........................................................   22
  PREMIUM TAXES...........................................................   25
  POLICY FEE..............................................................   25
  CHARGE FOR DISCONTINUED MINIMUM GUARANTEED ANNUITY
  PAYOUT (M-GAP) RIDER....................................................   25
  ANNUAL CHARGES AGAINST SEPARATE ACCOUNT ASSETS..........................   26
THE VARIABLE ANNUITY POLICIES.............................................   27
  DISRUPTIVE TRADING......................................................   27
  PURCHASE PAYMENTS.......................................................   28
  RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY...........................   29
  RIGHT TO CANCEL ALL OTHER POLICIES......................................   29
  TELEPHONE TRANSACTION PRIVILEGE.........................................   29
  TRANSFER PRIVILEGE......................................................   30
  AUTOMATIC TRANSFERS AND AUTOMATIC ACCOUNT REBALANCING OPTIONS...........   30
  SURRENDER...............................................................   31
  PARTIAL REDEMPTION......................................................   31
  DEATH BENEFIT...........................................................   32
  THE SPOUSE OF THE OWNER AS BENEFICIARY..................................   33
  ASSIGNMENT..............................................................   33
  ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE.......................   34
  DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS..........................   35
  NORRIS DECISION.........................................................   36
  COMPUTATION OF POLICY VALUES AND ANNUITY BENEFIT PAYMENTS...............   36
FEDERAL TAX CONSIDERATIONS................................................   39
LOANS (QUALIFIED POLICIES ONLY)...........................................   48
STATEMENTS AND REPORTS....................................................   48
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS.........................   49
VOTING RIGHTS.............................................................   50
CHANGES TO COMPLY WITH LAW AND AMENDMENTS.................................   50
DISTRIBUTION..............................................................   50
LEGAL MATTERS.............................................................   51
FURTHER INFORMATION.......................................................   51
APPENDIX A--MORE INFORMATION ABOUT THE GENERAL ACCOUNT....................  A-1
APPENDIX B--CONDENSED FINANCIAL INFORMATION...............................  B-1
APPENDIX C--POLICY NO. A3018-91 (AND STATE VARIATIONS THEREOF)............  C-1
APPENDIX D--DISCONTINUATION OF THE MINIMUM GUARANTEED
  ANNUITY PAYOUT (M-GAP) RIDER............................................  D-1

                    STATEMENT OF ADDITIONAL INFORMATION
                             TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY..........................................    3
TAXATION OF THE POLICY, THE SEPARATE ACCOUNT AND THE COMPANY.............    5
SERVICES.................................................................    5
UNDERWRITERS.............................................................    6
ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION...............    7
ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM..............    8
PERFORMANCE INFORMATION..................................................    9
STATE PREMIUM TAX CHART..................................................   15
FINANCIAL STATEMENTS.....................................................   15
FINANCIAL STATEMENTS OF COMMONWEALTH ANNUITY AND LIFE INSURANCE
  COMPANY AND SEPARATE ACCOUNT VA-K......................................  F-1

                                SPECIAL TERMS

ACCUMULATED VALUE:    the total value of all Accumulation Units in the
Sub-Accounts plus the value of all accumulations in the General Account credited to the Policy on any date before the Annuity Date.

ACCUMULATION UNIT:    a unit of measure used to calculate the value of a
Sub-Account before annuity payments begin.

ANNUITANT:    the person designated in the Policy to whom the Annuity is to be paid.

ANNUITY DATE:    the date on which annuity payments begin. This date may not be later than the first day of the month before the Annuitant's 90th birthday.

ANNUITY UNIT:    a unit of measure used to calculate the value of the periodic annuity payments under the Policy.

COMPANY:    unless otherwise specified, any reference to the "Company" shall refer exclusively to Commonwealth Annuity and Life Insurance Company.

CUMULATIVE EARNINGS:    the Accumulated Value reduced by total payments not
previously withdrawn.

FIXED ANNUITY PAYOUT:    an annuity payout option providing for payments which
remain fixed in amount throughout the annuity payment period.

GENERAL ACCOUNT:    all the assets of the Company other than those held in a
Separate Account.

SEPARATE ACCOUNT:    Separate Account VA-K of the Company. Separate Account
VA-K consists of assets segregated from other assets of the Company. The investment performance of the assets of the Separate Account is determined separately from the other assets of the Company and are not chargeable with liabilities arising out of any other business which the Company may conduct.

SERVICE OFFICE:    se(2), Inc. (an affiliate of Security Distributors, Inc.)
and its affiliates (collectively, "se(2)") provides administrative, accounting, and other services to the Company. The principal administrative offices of se(2) are located at One Security Benefit Place Topeka, KS 66675, Telephone 1-800-533-7881.

SUB-ACCOUNT:    a subdivision of the Separate Account investing exclusively in the shares of a corresponding Underlying Fund.

SURRENDER VALUE:    the Accumulated Value of the Policy on full surrender after deducting any applicable Policy fee, rider charge and surrender charge.

VALUATION DATE:    a day on which the net asset value of the shares of any of the Underlying Funds is determined and unit values of the Sub-Accounts are determined. Valuation dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy was received) when there is a sufficient degree of trading in an Underlying Fund's portfolio securities such that the current unit value of the Sub-Accounts may be materially affected.

VALUATION PERIOD:    The time span between the close of trading on the New York
Stock Exchange from one Valuation Date to the next.

VARIABLE ANNUITY PAYOUT:    an annuity payout option providing for payments
varying in amount in accordance with the investment experience of certain Underlying Funds.

                        SUMMARY OF FEES AND EXPENSES

There are certain fees and expenses that you will bear under the ExecAnnuity Plus Policies. The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. The purpose of the tables is to help you understand these various charges.



                                   TABLE I
                         OWNER TRANSACTION EXPENSES

TABLE I DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY OR SURRENDER THE POLICY AND WHEN YOU TRANSFER VALUES AMONG THE INVESTMENT OPTIONS. (NOTE: THE COMPANY DOES NOT CHARGE A TRANSACTION CHARGE WHEN YOU PURCHASE THE POLICY AND DOES NOT CURRENTLY CHARGE WHEN YOU TRANSFER AMONG INVESTMENT OPTIONS.) STATE PREMIUM TAXES ARE APPLICABLE IN SOME STATES AND ARE DEDUCTED AS DESCRIBED IN "PREMIUM TAXES" UNDER CHARGES AND DEDUCTIONS.


                                                                                 MAXIMUM CHARGE
                                                                          -----------------------------
          SURRENDER CHARGE(1):
          (as a percentage of payments withdrawn).......................              8.0%

          TRANSFER CHARGE(2):...........................................        $0 on the first 12
                                                                               transfers in a Policy
                                                                                year. Up to $25 for
                                                                               subsequent transfers


           -------------------
           (1) During the accumulation phase, this charge may be assessed upon surrender, withdrawal or annuitization under any period certain option. The charge is a percentage of payments withdrawn (in excess of any amount that is free of surrender charge) within the indicated time period. For purposes of calculating the Surrender Charge on partial withdrawals and surrenders, we assume that amounts are withdrawn from Purchase Payments in the chronological order in which they were received.

             COMPLETE YEARS FROM DATE OF PAYMENT                             CHARGE
             --------------------------------------------------------------  -------
             0-2...........................................................      8%
             3.............................................................      7%
             4.............................................................      6%
             5.............................................................      5%
             6.............................................................      4%
             7.............................................................      3%
             8.............................................................      2%
             9.............................................................      1%
             Thereafter....................................................      0%

           (2) The Company currently makes no charge for processing transfers and guarantees that the first 12 transfers in a Policy year will not be subject to a transfer charge. For each subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the costs of processing the transfer.

                                  TABLE II
       PERIODIC FEES AND EXPENSES OTHER THAN UNDERLYING FUND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE FEES AND EXPENSES OF EACH UNDERLYING FUND:


           ANNUAL POLICY FEE:(1)...............................................................   $30

           ANNUAL VARIABLE SUB-ACCOUNT EXPENSES:
           (on an annual basis as percentage of average daily net assets)
                Mortality and Expense Risk Charge:.............................................  1.25%
                Administrative Expense Charge:.................................................  0.20%
                                                                                                 ------
                Total Annual Expenses:.........................................................  1.45%

           OPTIONAL RIDER CHARGES:
             The charge on an annual basis as a percentage of the Accumulated Value is:
                Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider with a ten-year waiting period(2)...................................................  0.25%
                Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider with a fifteen-year waiting period(2)...............................................  0.15%


           -------------------
           (1) During the accumulation phase, a Policy fee equal to the lesser of $30 or 3% is deducted annually and upon surrender when Accumulated Value is $50,000 or less. The fee is waived for Policies issued to and maintained by the trustee of a 401(k) plan.

           (2) If you elected one of the M-GAP riders prior to their discontinuance on 1/31/02, 1/12th of the annual charge is deducted pro-rata on a monthly basis at the end of each month and, if applicable, at termination. For more information about the M-GAP Rider, see "APPENDIX D--DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER".

                                  TABLE III
           TOTAL ANNUAL OPERATING EXPENSES OF THE UNDERLYING FUNDS

TABLE III SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. MORE DETAIL CONCERNING EACH UNDERLYING FUND'S FEES AND EXPENSES, INCLUDING INFORMATION ABOUT ANY EXPENSE CAPS OR REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS FOR THE UNDERLYING FUNDS. THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF THE UNDERLYING FUNDS ARE AVAILABLE FROM THE SERVICE OFFICE UPON REQUEST.

The table below shows the minimum and maximum expenses of the Funds during 2013. The levels of fees and expenses vary among the Underlying Funds, and may vary from year to year.


TOTAL ANNUAL FUND OPERATING EXPENSES                     MINIMUM                           MAXIMUM
----------------------------------------     -----------------------------       --------------------------
Expenses that are deducted from               Annual charge of 0.50%(1) of        Annual charge of 1.66% of
Underlying Fund assets, including               average daily net assets          average daily net assets
management fees, distribution and/or
service (12b-1) fees and other expenses.


-----------------------------
The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements. Other Funds may have voluntary fee reduction and/or expense reimbursement arrangements, which may be guaranteed for periods of up to a year or more or which may be terminated at any time.

(1) Through September 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at 0.80% for Class A and 1.13% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund's Board.

HIGHEST AND LOWEST EXPENSES AFTER FEE REDUCTIONS AND EXPENSE REIMBURSEMENTS. For the year ended December 31, 2013, the LOWEST Total Annual Fund Operating Expenses for all Funds, after all fee reductions and expense reimbursements, is 0.28%. The Investment Adviser has agreed to reduce or limit "Other Expenses" (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) equal on an annualized basis to 0.004% of the Fund's average daily net assets through at least October 16, 2014, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The Fund's "Other Expenses" may be further reduced by any custody and transfer agency fee credits received by the Fund.

For the year ended December 31, 2013, the HIGHEST Total Annual Fund Operating Expenses for all Funds, after all fee reductions and expense reimbursements, is 1.66%. There is no expense reduction or waiver in place, respectively.

The Underlying Fund information is based on information provided by the Underlying Funds and is not independently verified by the Company.

EXAMPLES

THE FOLLOWING EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE POLICY WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE OWNER TRANSACTION EXPENSES, POLICY FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING FUND FEES AND EXPENSES. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


MAXIMUM EXPENSE EXAMPLE

The following example assumes that you invest $10,000 in the Policy for the time periods indicated and that your investment has a 5% return each year. The example also assumes the maximum fees and expenses of any of the Underlying Funds and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. Finally, the example assumes that you have chosen the optional rider with the maximum possible charge, which would be the Minimum Guaranteed Annuity Payout (M-GAP) Rider with a ten-year waiting period at a charge of 0.25% annually. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(1) If, at the end of the applicable time period, you surrender your Policy or annuitize under any period certain option:


                                                                 1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                                -------  -------  -------  --------
     Fund with the maximum total operating expenses...........   $1,075  $1,708   $2,261    $3,694

(2) If you do NOT surrender your Policy or if you annuitize at the end of the applicable time period under a life option:


                                                                 1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                                -------  -------  -------  --------
     Fund with the maximum total operating expenses...........    $344   $1,048   $1,774    $3,694


MINIMUM EXPENSE EXAMPLE

The following example assumes that you invest $10,000 in the Policy for the time periods indicated and that your investment has a 5% return each year. The example also assumes the minimum fees and expenses of any of the Underlying Fund and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. It also assumes that you have not chosen any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(1) If, at the end of the applicable time period, you surrender your Policy or annuitize under any period certain option:


                                                                 1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                                -------  -------  -------  --------
     Fund with the minimum total operating expenses...........    $945   $1,316   $1,578    $2,327

(2) If you do NOT surrender your Policy or if you annuitize at the end of the applicable time period under a life option:


                                                                 1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                                -------  -------  -------  --------
     Fund with the minimum total operating expenses...........    $203    $627    $1,078    $2,327


                       SUMMARY OF THE POLICY FEATURES

This Summary does not contain all information that may be important. States may require variations to the Contract. If a state variation applies, it will appear in the Contract, an endorsement to the Contract, or a supplement to this Prospectus. Although there may be state variations to the Contract, this prospectus discloses all the material features and benefits under the Contract.


INVESTMENT OPTIONS

Purchase payments may be allocated among the variable Sub-Accounts available under the Policies (up to seventeen Sub-Accounts, in addition to the Sub-Account investing in the Goldman Sachs VIT Money Market Fund, may be utilized at any one time) and a fixed account ("General Account") of the Company (together "investment options"). The Sub-Accounts are subdivisions of Separate Account VA-K (the "Separate Account"), a separate account of the Company. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act") but such registration does not involve the supervision or management of investment practices or policies by the Securities and Exchange Commission ("SEC"). For more information about the Separate Account and the Company, see DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE UNDERLYING FUNDS. For more information about the General Account see APPENDIX A--MORE INFORMATION ABOUT THE GENERAL ACCOUNT.


INVESTMENT IN THE SUB-ACCOUNT

Each Sub-Account available under the Policies invests its assets without sales charge in a corresponding investment series. You may utilize up to seventeen variable Sub-Accounts at any one time, in addition to the Sub-Account investing in the Goldman Sachs VIT Money Market Fund. Each Underlying Fund operates pursuant to different investment objectives and this range of investment options enables you to allocate your money among the Underlying Funds to meet your particular investment needs. For a more detailed description of the Underlying Funds, see INVESTMENT OBJECTIVES AND POLICIES.

There can be no assurance that the investment objectives of the Underlying Funds can be achieved or that the value of the Policy will equal or exceed the aggregate amount of the purchase payments made under the Policy. For more information about the investments of the Underlying Funds, see DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT AND THE UNDERLYING FUNDS. The accompanying prospectuses describe the investment objectives and risks of each of the Underlying Funds.

The value of each Sub-Account will vary daily depending on the performance of the investments made by the respective Underlying Funds. Dividends or capital gains distributions received from an Underlying Fund are reinvested in additional shares of that Underlying Fund, which are retained as assets of the Sub-Account.


TRANSFERS BETWEEN INVESTMENT OPTIONS

Prior to the Annuity Date, amounts may be transferred among the Sub-Accounts and between the Sub-Accounts and the General Account subject to certain limitations described under "TRANSFER PRIVILEGE" under THE VARIABLE ANNUITY POLICIES. Automatic Transfers (Dollar Cost Averaging), which gradually moves money to one or more of the Underlying Funds, is available at no additional charge. Automatic Account Rebalancing, which ensures that assets remain allocated according to the Owner's designated percentage allocation mix, is also available at no additional charge. Automatic Transfers (Dollar Cost Averaging) and Automatic Account Rebalancing may not be in effect at the same time.

ANNUITY PAYMENTS

The owner of a Policy ("Owner") may select variable annuity benefit payments based on one or more of certain Sub-Accounts, fixed annuity payouts, or a combination of fixed and variable payments. Fixed annuity payouts are guaranteed by the Company.


CANCELLATION RIGHTS

The Owner may cancel the Policy at any time between the date of the application and the date 10 days after receipt of the Policy. For more information about cancellation rights, see "RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY" and "RIGHT TO CANCEL ALL OTHER POLICIES" under THE VARIABLE ANNUITY POLICIES.


PAYMENT MINIMUMS AND MAXIMUMS

Under the Policies, purchase payments are not limited as to frequency, but no payments may be submitted within one month of the Annuity Date. Generally, the initial purchase payment must be at least $600 and subsequent payments must be at least $50. Under a monthly automatic payment plan or a payroll deduction plan, each purchase payment must be at least $50. However, in cases where the contribution on behalf of an employee under an employer-sponsored retirement plan is less than $600 but more than $300 annually, the Company may issue a Policy on the employee, if the plan's average annual contribution per eligible plan participant is at least $600.

The Company reserves the right to set maximum limits on the aggregate purchase payments made under the Policy. In addition, the Internal Revenue Code (the "Code") imposes maximum limits on contributions under qualified annuity plans.


CHARGES AND DEDUCTIONS

For a complete discussion of charges, see CHARGES AND DEDUCTIONS.

SURRENDER CHARGE.    No sales charge is deducted from purchase payments at the
time the payments are made. However, a surrender charge may be assessed on withdrawals of payments that have not been invested for nine full years.

ANNUAL POLICY FEE.    During the accumulation phase, a Policy Fee equal to the
lesser of $30 or 3% of Accumulated Value will be deducted on a Policy Anniversary or upon full surrender when the Accumulated Value on that date is $50,000 or less. The Policy Fee is waived for policies issued to and maintained by the trustee of a 401(k) plan.

PREMIUM TAXES.    A deduction for state and local premium taxes, if any, may be made as described under "Premium Taxes" under CHARGES AND DEDUCTIONS.

SEPARATE ACCOUNT ASSET CHARGES.    The Company will deduct a daily charge,
equivalent to 1.25% annually, of the average daily net assets of each Sub-Account at each Valuation Date. The charge is retained for the mortality and expense risks the Company assumes. In addition, to cover administrative expenses, the Company deducts a daily charge of 0.20% per annum of the value of the average net assets in the Sub-Accounts.

TRANSFER CHARGE.    The Company currently makes no charge for transfers. The
Company guarantees that the first twelve transfers in a Policy year will be free of charge. For each subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the costs of processing the transfer. If the Owner has elected automatic transfers or automatic rebalancing, the first automatic transfer or rebalancing will count as one transfer for purposes of the twelve which are guaranteed to be free of a transfer charge in each Policy year. Each subsequent automatic transfer or rebalancing under that request in the same or a subsequent Policy year is without transfer charge and does not reduce the remaining number of transfers which may be made free of a transfer charge.

CHARGES OF THE UNDERLYING FUND.    In addition to the charges described above,
each Underlying Fund incurs certain management fees and expenses which are more fully described in the prospectuses of the Underlying Funds. These charges vary among the Underlying Funds and may change from year to year.

SURRENDER OR PARTIAL REDEMPTION

At any time before the Annuity Date, the Owner has the right either to surrender the Policy in full and receive its Surrender Value less any applicable tax withholding or to redeem a portion of the Policy's value subject to certain limits and any applicable surrender charge. There may be tax consequences for surrender or redemptions. For further information, see "SURRENDER" and "PARTIAL REDEMPTION" under THE VARIABLE ANNUITY POLICIES and "SURRENDER CHARGE" under CHARGES AND DEDUCTIONS, and FEDERAL TAX
CONSIDERATIONS.

DEATH BENEFIT

If the Annuitant or Owner should die before the Annuity Date, a death benefit will be paid to the beneficiary. Upon death of the Annuitant, the death benefit is equal to the greatest of:

(a) the Accumulated Value on the Valuation Date that the Company receives due proof of death;

(b) the sum of the gross payment(s) made under the Policy reduced proportionately to reflect the amount of all partial redemptions; or

(c) the death benefit that would have been payable on the most recent fifth year Policy Anniversary, increased for subsequent purchase payments and reduced proportionately to reflect withdrawals after that date.

Upon death of the Owner, who is not also the Annuitant, the death benefit will equal the Accumulated Value of the Policy next determined following receipt of due proof of death at the Principal Office. See "DEATH BENEFIT" under THE VARIABLE ANNUITY POLICIES.

                           PERFORMANCE INFORMATION

The Company first offered ExecAnnuity Plus '93 in 1993. The Company may advertise "total return" and "average annual total return" performance information based on (1) the periods that the Sub-Accounts have been in existence and (2) the periods that the Underlying Funds have been in existence. Performance tables are included in the SAI.

The total return of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by Sub-Account charges, and expressed as a percentage. The average annual total return represents the average annual percentage change in the value of an investment in the Sub-Account over a given period of time. It represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.

The yield of the Sub-Account investing in a Money Market Fund refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account investing in a Fund other than the Goldman Sachs VIT Money Market Fund refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED AS WELL AS CONTRACT LEVEL CHARGES (IF ANY) AND WITHDRAWAL CHARGES (FOR MORE INFORMATION, SEE THE SAI). PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

Performance information for a Sub-Account may be compared in reports and promotional literature to:

(1) the Standard & Poor's 500 Composite Stock Price Index (S&P 500), Dow Jones Industrial Average (DJIA), Shearson Lehman Aggregate Bond Index or other unmanaged indices, so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; or

(2) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or

(3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. In addition, relevant broad- based indices and performance from independent sources may be used to illustrate the performance of certain Policy features.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"),

Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Funds.

              DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT
                          AND THE UNDERLYING FUNDS

THE COMPANY.    Unless otherwise specified, any reference to the "Company"
refers to Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity"). The Company's Principal Office is located at 132 Turnpike Road, Suite 210, Southborough, MA 01772, Telephone 508-460-2400.

The Company is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, the Company was a direct subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), which in turn was a direct subsidiary of The Hanover Insurance Group ("THG," formerly Allmerica Financial Corporation). Effective December 31, 2002, the Company became a Massachusetts domiciled insurance company and a direct subsidiary of THG. On December 30, 2005, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"), 200 West Street, New York, NY 10282. Effective September 1, 2006, the Company changed its name from Allmerica Financial Life Insurance and Annuity Company to Commonwealth Annuity and Life Insurance Company.

Effective April 30, 2013, Goldman Sachs completed the transfer of the common stock of the Company to Global Atlantic (Fin) Company, which is a wholly- owned indirect subsidiary of Global Atlantic Financial Group Limited ("Global Atlantic"). Currently, Goldman Sachs owns approximately 22% of the outstanding ordinary shares of Global Atlantic, Goldman Sachs and Global Atlantic employees own approximately 4.5% of the outstanding ordinary shares, and unaffiliated investors, none of whom own more than 9.9%, own the remaining 73.5% of the outstanding ordinary shares.

The registered office of Global Atlantic Financial Group Limited is located at Appleby Services (Bermuda) Ltd., Canon's Court, 22 Victoria Street, Hamilton HM 12 Bermuda.

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, it is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

At this time, the Company is relying on an exemption from the periodic reporting requirements of the Securities Exchange Act of 1934, as amended ("Securities Exchange Act"), as provided by Rule 12h-7 under the Securities Exchange Act, to avoid any such periodic reporting obligation. We reserve the right to stop relying on this exemption at any time.

THE SEPARATE ACCOUNT.    The Company maintains a separate account called
Separate Account VA-K. Separate Account VA-K was authorized by vote of the Board of Directors of the Company on November 1, 1990. It is registered with the SEC as a unit investment trust under the 1940 Act. This registration does not involve the supervision or management of investment practices or policies of the Separate Account or the Company by the SEC.

Each Sub-Account invests in a corresponding investment portfolio. The assets used to fund the variable portions of the Policy are set aside in the Sub-Accounts of the Separate Account, and are kept separate and apart from the general assets of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company. The income, capital gains or capital losses of each Sub-Account, however, are allocated to each Sub-Account, without regard to any other income, capital gains or capital losses of the Company. Obligations under the Policy are obligations of the Company. Under Massachusetts law, the assets of the Separate Account may not be charged with any liabilities arising out of any other business of the Company. Subject to the provisions of the Policies, units of the Sub-Accounts are offered on a continuous basis.

The Company offers other variable annuity policies investing in the Separate Account which are not discussed in this Prospectus. The Variable Account also invests in other underlying funds which are not available to the Policy described in this Prospectus.

UNDERLYING FUNDS.    Each Sub-Account invests in a corresponding investment
portfolio ("Underlying Fund") of an open-end management investment company. The Underlying Funds available through this policy are NOT publicly traded. They are only available as variable investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

The investment advisers of the Underlying Funds may manage publicly traded mutual funds with similar names and objectives. However, the Underlying Funds are NOT directly related to any publicly traded mutual fund. Consequently, the investment performance of the Underlying Funds and any similarly named publicly traded mutual fund may differ substantially.

A summary of investment objectives of each of the Underlying Funds is set forth below. Certain Underlying Funds have similar investment objectives and/or policies. Therefore, to choose the Sub-Accounts which best meet your needs and objectives, carefully read the prospectuses of the Underlying Funds, along with this Prospectus. There can be no assurance that the investment objectives of the Underlying Funds can be achieved. In some states, insurance regulations may restrict the availability of particular Funds.

                     INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING FUNDS MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF THE UNDERLYING FUNDS ARE AVAILABLE FROM THE SERVICE OFFICE UPON REQUEST.

There can be no assurance that the investment objectives of the Underlying Funds can be achieved or that the value of the Policy will equal or exceed the aggregate amount of the purchase payments made under the Policy. Sub-Account values will fluctuate; even a Sub-Account investing in a money market fund may have negative returns, particularly if fees and charges are deducted at the Sub-Account level.


GOLDMAN SACHS VARIABLE SACHS VARIABLE INSURANCE TRUST (SERVICE SHARES)
ADVISER: GOLDMAN SACHS ASSET MANAGEMENT, L.P.

GOLDMAN SACHS VIT CORE FIXED INCOME FUND--seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays Capital U.S. Aggregate Bond Index.

GOLDMAN SACHS VIT EQUITY INDEX FUND--seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks. The sub-adviser is SSgA Funds Management, Inc.

GOLDMAN SACHS VIT GLOBAL MARKETS NAVIGATOR FUND--seeks to achieve investment results that approximate the performance of the GS Global Markets Index(TM).

GOLDMAN SACHS VIT GROWTH OPPORTUNITIES FUND--seeks long-term growth of capital.

GOLDMAN SACHS VIT HIGH QUALITY FLOATING RATE FUND--seeks a high level of current income, consistent with safety of principal.

GOLDMAN SACHS VIT MID CAP VALUE FUND--seeks long-term capital appreciation.

GOLDMAN SACHS VIT MONEY MARKET FUND--The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

GOLDMAN SACHS VIT STRATEGIC GROWTH FUND--seeks long-term growth of capital.

GOLDMAN SACHS VIT STRATEGIC INTERNATIONAL EQUITY FUND--seeks long-term growth of capital.

GOLDMAN SACHS VIT U.S. EQUITY INSIGHTS FUND--The Fund seeks long-term growth of capital and dividend income. This Fund was formerly known as Goldman Sachs VIT Structured U.S. Equity Fund.


AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) (SERIES I
SHARES)
ADVISER: INVESCO ADVISERS, INC.

INVESCO V.I. AMERICAN FRANCHISE FUND--The Fund's investment objective is to seek capital growth. INVESCO V.I. CORE EQUITY FUND--The Fund's investment objective is long-term growth of capital.

INVESCO V.I. GLOBAL HEALTH CARE FUND--The Fund's investment objective is long-term growth of capital.


AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) (SERIES II
SHARES)
ADVISER: INVESCO ADVISERS, INC.

INVESCO V.I. MID CAP GROWTH FUND--The Fund's investment objective is to seek capital growth.

INVESCO V.I. VALUE OPPORTUNITIES FUND--The Fund's investment objective is long-term growth of capital.

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)
ADVISER: ALLIANCEBERNSTEIN L.P.

ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO--The Portfolio's investment objective is long-term growth of capital.

ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO--The Portfolio's investment objective is long-term growth of capital.

ALLIANCEBERNSTEIN VPS SMALL/MID-CAP VALUE PORTFOLIO--The Portfolio's investment objective is long-term growth of capital.

ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO--The Portfolio's investment objective is long-term growth of capital.


DELAWARE VIP TRUST (STANDARD CLASS)
ADVISER: DELAWARE MANAGEMENT COMPANY

DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES--seeks long-term growth without undue risk to principal.


DELAWARE VIP TRUST (SERVICE CLASS)
ADVISER: DELAWARE MANAGEMENT COMPANY

DELAWARE VIP SMID CAP GROWTH SERIES--seeks long-term capital appreciation.


DWS VARIABLE SERIES I
ADVISER: DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

DWS CAPITAL GROWTH VIP--The fund seeks to provide long-term growth of capital. The fund normally invests at least 65% of total assets in equities, mainly common stocks of U.S. companies. The fund generally focuses on established companies that are similar in size to the companies in the S&P 500(R) Index (generally 500 of the largest companies in the U.S.) or the Russell 1000(R) Growth Index (generally those stocks among the 1,000 largest U.S. companies that have above-average price-to-earnings ratios).


DWS VARIABLE SERIES II
ADVISER: DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

DWS LARGE CAP VALUE VIP--The fund seeks to achieve a high rate of total return. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large U.S. companies that are similar in size to the companies in the Russell 1000(R) Value Index and that portfolio management believes are undervalued. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize certain sectors, even investing more than 25% of total assets in any one sector. The fund may invest up to 20% of total assets in foreign securities.


FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY ("FMR")

FIDELITY VIP ASSET MANAGER(SM) PORTFOLIO--The fund seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments. Fidelity Investments Money Management, Inc., FMR Co., Inc., and other investment advisers serve as sub-advisers for the fund.

FIDELITY VIP EQUITY-INCOME PORTFOLIO--The fund seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500(R) Index. FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund.

FIDELITY VIP GROWTH PORTFOLIO--The fund seeks to achieve capital appreciation. FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund.

FIDELITY VIP HIGH INCOME PORTFOLIO--The fund seeks a high level of current income, while also considering growth of capital. FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund.

FIDELITY VIP OVERSEAS PORTFOLIO--The fund seeks long-term growth of capital. FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund. FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund.


FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS (SERVICE CLASS 2)
ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY ("FMR")

FIDELITY VIP CONTRAFUND(R) PORTFOLIO--The fund seeks long-term capital appreciation. FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund.

FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO--The fund seeks to provide capital growth. FMR Co., Inc. and other affiliates of FMR serve as sub-advisers for the fund.

FIDELITY VIP MID CAP PORTFOLIO--The fund seeks long-term growth of capital. FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund.

FIDELITY VIP VALUE STRATEGIES PORTFOLIO--The fund seeks capital appreciation. FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund.


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)
ADVISERS: FRANKLIN ADVISERS, INC.--FRANKLIN LARGE CAP GROWTH VIP FUND,
                                 FRANKLIN GROWTH AND INCOME VIP FUND, AND
                                 FRANKLIN SMALL-MID CAP GROWTH VIP FUND
          FRANKLIN MUTUAL ADVISERS, LLC--FRANKLIN MUTUAL SHARES VIP FUND TEMPLETON INVESTMENT COUNSEL, LLC--TEMPLETON FOREIGN VIP FUND

FRANKLIN GROWTH AND INCOME VIP FUND--seeks capital appreciation with current income as a secondary goal. Under normal market conditions, the fund invests predominantly in equity securities, including securities convertible into common stocks. This Fund was formerly known as FT VIP Franklin Growth and Income Securities Fund.

FRANKLIN LARGE CAP GROWTH VIP FUND--seeks capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in investments of large capitalization companies. This Fund was formerly known as FT VIP Franklin Large Cap Growth Securities Fund.

FRANKLIN SMALL-MID CAP GROWTH VIP FUND--seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies. This Fund was formerly known as FT VIP Small-Mid Cap Growth Securities Fund.

FRANKLIN MUTUAL SHARES VIP FUND--seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued. This Fund was formerly known as FT VIP Mutual Shares Securities Fund.

TEMPLETON FOREIGN VIP FUND--seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets. This Fund was formerly known as FT VIP Templeton Foreign Securities Fund.

JANUS ASPEN SERIES (SERVICE SHARES)
ADVISER: JANUS CAPITAL MANAGEMENT LLC

JANUS ASPEN JANUS PORTFOLIO--seeks long-term growth of capital.


MFS(R) VARIABLE INSURANCE TRUST (SERVICE CLASS)
ADVISER: MFS INVESTMENT MANAGEMENT

MFS(R) MID CAP GROWTH SERIES--seeks capital appreciation.

MFS(R) NEW DISCOVERY SERIES--seeks capital appreciation.

MFS(R) TOTAL RETURN SERIES--seeks total return.

MFS(R) UTILITIES SERIES--seeks total return.


OPPENHEIMER VARIABLE ACCOUNT FUNDS (SERVICE SHARES)
ADVISER: OFI GLOBAL ASSET MANAGEMENT, INC.
SUB-ADVISER: OPPENHEIMERFUNDS, INC.

OPPENHEIMER CAPITAL INCOME FUND/VA--seeks total return.   Fund/VA.

OPPENHEIMER CAPITAL APPRECIATION FUND/VA--seeks capital appreciation.

OPPENHEIMER GLOBAL FUND/VA--seeks capital appreciation.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA--seeks total return.

OPPENHEIMER MAIN STREET FUND(R)/VA--seeks capital appreciation.


PIONEER VARIABLE CONTRACTS TRUST (CLASS II)
ADVISER: PIONEER INVESTMENT MANAGEMENT, INC.

PIONEER EMERGING MARKETS VCT PORTFOLIO--seeks long-term capital appreciation primarily through the securities of issuers in countries with emerging economies or securities markets.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO--long-term growth of capital. Current income is a secondary objective. AEW Capital Management, L.P., is a sub-adviser for the fund.


T. ROWE PRICE INTERNATIONAL SERIES, INC.
ADVISER: T. ROWE PRICE ASSOCIATES, INC.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO--seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. The sub-adviser is T. Rowe Price International Ltd.

PLEASE NOTE THAT THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE. DURING EXTENDED PERIODS OF LOW INTEREST RATES, AND DUE IN PART TO CONTRACT FEES AND EXPENSES, THE YIELDS OF ANY SUBACCOUNT INVESTING IN A MONEY MARKET FUND MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. If, pursuant to SEC rules, the Goldman Sachs VIT Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Goldman Sachs VIT Money Market Sub-Account until the Fund is liquidated.

CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE SUB-ACCOUNTS WHICH BEST MEET INDIVIDUAL NEEDS AND OBJECTIVES, CAREFULLY READ THE UNDERLYING FUND PROSPECTUSES.

If there is a material change in the investment policy of a Sub-Account or the Fund in which it invests, the Owner will be notified of the change. If the Owner has Accumulated Value allocated to that Fund, he or she may have the Accumulated Value reallocated without charge to another Fund or to the Fixed Account, where available, on written request received by the Company within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) the receipt of the notice of the Owner's right to transfer.


                             WHAT IS AN ANNUITY?

In general, an annuity is a policy designed to provide retirement income in the form of periodic annuity payments for the lifetime of the purchaser or an individual chosen by the purchaser. The retirement income payments are called "annuity payments" and the individual receiving the payments is called the "Annuitant." Annuity payments may begin immediately after a lump sum purchase is made or may begin after an investment period during which the amount necessary to provide the desired amount of retirement income is accumulated.

Under an annuity policy, the insurance company assumes a mortality risk and an expense risk. The mortality risk arises from the insurance company's guarantee that annuity payments will continue for the life of the Annuitant, regardless of how long the Annuitant lives or how long all Annuitants as a group live. The expense risk arises from the insurance company's guarantee that charges will not be increased beyond the limits specified in the policy, regardless of actual costs of operations.

The Owner's purchase payments, less any applicable deductions, are invested by the insurance company. After retirement, annuity payments are paid to the Annuitant for life or for such other period chosen by the Owner. In the case of a "fixed" payout annuity, the value of these annuity payments is guaranteed by the insurance company, which assumes the risk of making the investments to enable it to make the guaranteed payments. For more information about fixed payout annuities see APPENDIX A--MORE INFORMATION ABOUT THE GENERAL ACCOUNT. With a variable annuity payout, the value of the Policy and the annuity payments are not guaranteed but will vary depending on the investment performance of a portfolio of securities. Any investment gains or losses are reflected in the value of the Policy and in the annuity benefit payments. If the portfolio increases in value, the value of the Policy increases. If the portfolio decreases in value, the value of the Policy decreases.

                           CHARGES AND DEDUCTIONS

Deductions under the Policy and charges against the assets of the Sub-Accounts are described below. Other deductions and expenses paid out of the assets of the Underlying Funds are described in the Prospectuses and Statements of Additional Information of the Underlying Funds.


SURRENDER CHARGE

No charge for sales expense is deducted from purchase payments at the time the payments are made. However, a surrender charge is deducted from the Accumulated Value of the Policy in the case of surrender and/or partial redemption of the Policy or at the time annuity payments begin, within certain time limits described below.

For purposes of determining the surrender charge, the Policy's Accumulated Value is divided into three categories:

(1) New Payments--purchase payments received by the Company during the nine years preceding the date of the surrender;

(2) Old Payments--purchase payments invested in the Policy for more than nine years; and

(3)  the amount available under the Free Withdrawal Provision.

See "Free Withdrawal Amounts" below. For purposes of determining the amount of any surrender charge, surrenders will be deemed to be taken first from Free Withdrawal Amounts and then Old Payments, and finally from New Payments. Free Withdrawal Amounts and Old Payments may be withdrawn from the Policy at any time without the imposition of a surrender charge. If a withdrawal is attributable all or in part to New Payments, a surrender charge may apply.

Where permitted by law, no surrender charge is imposed, and no commissions are paid, on Policies issued after December 31, 1992, where the Owner and Annuitant as of the date of application were both within the following class of individuals:

     All employees and directors of First Allmerica; all retired employees; all spouses and immediate family members of such employees, directors and retirees, who resided in the same household; and beneficiaries who receive a death benefit under a deceased employee's or retiree's progress sharing plan.

For purposes of the above class of individuals, "First Allmerica" includes its affiliates and subsidiaries; "immediate family members" means children, siblings, parents and grandparents; "retirement date" means an employee's early, normal or late retirement date, as defined in the First Allmerica's Companies Pension Plan or any successor plan; and "progress sharing plan" means the First Allmerica Financial Life Insurance Company Incentive and Profit Sharing Plan or any successor plan.

Any elimination of or reduction in the amount of duration of the surrender charge will not discriminate unfairly among purchasers. The Company will not make any changes to the charge where prohibited by law.

CHARGE FOR SURRENDER AND PARTIAL REDEMPTION.    If a Policy is surrendered, or
if New Payments are redeemed, while the Policy is in force and before the Annuity Date, a surrender charge may be imposed. The amount of the charge will depend upon the number of years that any New Payments to which the withdrawal is attributed have remained credited under the Policy. Amounts withdrawn are then deducted first from Old Payments. Thereafter, for the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the oldest New Payment and then from the next oldest New Payment and so on, until all New Payments have been exhausted pursuant to the first-in-first-out ("FIFO") method of accounting. (See FEDERAL TAX CONSIDERATIONS for a discussion of how withdrawals are treated for income tax purposes.)

The Surrender Charge is as follows:


                                                                   CHARGE AS PERCENTAGE OF
         YEARS FROM DATE OF PAYMENT TO DATE OF WITHDRAWAL          NEW PAYMENTS WITHDRAWN
         -------------------------------------------------------  ------------------------
         0-2....................................................             8%
         3......................................................             7%
         4......................................................             6%
         5......................................................             5%
         6......................................................             4%
         7......................................................             3%
         8......................................................             2%
         9......................................................             1%
         more than 9............................................             0%

The amount redeemed equals the amount requested by the Owner plus the charge, if any. The charge is applied as a percentage of the New Payments redeemed, but in no event will the total surrender charge exceed a maximum limit of 8% of total gross New Payments. Such total charge equals the aggregate of all applicable surrender charges for surrender, partial redemptions, and annuitization.

FREE WITHDRAWAL AMOUNTS.    In each calendar year, the Company will waive the
surrender charge, if any, on an amount ("Free Withdrawal Amount") equal to the greatest of (1), (2) or (3):

Where (1) is:    100% of Cumulative Earnings (calculated as the Accumulated
                 Value as of the Valuation Date coincident with or next following the date of receipt of the request for withdrawal, reduced by total gross payments not previously redeemed);

Where (2) is:    10% of the Accumulated Value as of the Valuation Date
                 coincident with or next following the date of receipt of the request for withdrawal, reduced by the total amount of any prior partial redemptions made in the same calendar year to which no surrender charge was applied;

Where (3) is:    The amount calculated under the Company's life expectancy
                 distribution (see "Life Expectancy Distributions," below), whether or not the withdrawal was part of such distribution
                 (applies only if the Owner and Annuitant are the same individual).

For example, an 81-year-old Owner/Annuitant with an Accumulated Value of $15,000, of which $1,000 is Cumulative Earnings, would have a Free Withdrawal Amount of $1,530, which is equal to the greatest of:

(1)  Cumulative Earnings ($1,000);

(2)  10% of Accumulated Value ($1,500); or

(3)  LED of 10.2% of Accumulated Value ($1,530).

The Free Withdrawal Amount will be deducted first from Cumulative Earnings. If the Free Withdrawal Amount exceeds Cumulative Earnings, the excess amount will be deemed withdrawn from payments not previously redeemed on a last-in-first-out ("LIFO") basis. This means that the last payments credited to the Policy will be withdrawn first. If more than one partial withdrawal is made during the year, on each subsequent withdrawal the Company will waive the surrender charge, if any, until the entire Free Withdrawal Amount has been redeemed.

LIFE EXPECTANCY DISTRIBUTIONS.    Each calendar year prior to the Annuity Date,
an Owner who also is the Annuitant may take without surrender charge a series of systematic withdrawals from the Policy according to the Company's life expectancy distribution ("LED") option. The Owner must return a properly signed LED request form to the Principal Office.

The Owner may elect monthly, bi-monthly, quarterly, semi-annual, or annual LED distributions, and may terminate the LED option at any time.

If an Owner elects the Company's LED option, (based on the applicable IRS table), in each calendar year a fraction of the Accumulated Value is withdrawn without a surrender charge based on the Owner's then life expectancy (or the joint life expectancy of the Owner and a beneficiary.) The numerator of the fraction is 1 (one) and the denominator of the fraction is the remaining life expectancy of the Owner, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. Under the Company's LED option, the amount withdrawn from the Policy changes each year, because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 16 years, but a person who attains age 86 has a life expectancy of another 6.5 years. Where the Owner is a trust or other nonnatural person, the Owner may elect the LED option based on the Annuitant's life expectancy.

(Note: this option may not produce annual distributions that meet the definition of "substantially equal periodic payments" as defined under Code
Section 72(t). As such, the withdrawals may be treated by the Internal Revenue Service (IRS) as premature distributions from the Policy and be subject to a 10% federal tax penalty. Owners seeking distributions over their life under this definition should consult their tax advisor. For more information, see FEDERAL TAX CONSIDERATIONS. In addition, if the amount necessary to meet the substantially equal periodic payment definition is greater than the amount of the Company's LED amount, a surrender charge may apply to the amount in excess of the LED amount.)

SURRENDERS.    In the case of a complete surrender, the amount received by the
Owner is equal to the Surrender Value less any applicable tax withholding. Subject to the same rules that are applicable to partial redemptions, the Company will not assess a surrender charge on a Free Withdrawal Amount. Because Old Payments count in the calculation of the Free Withdrawal Amount, if Old Payments equal or exceed the Free Withdrawal Amount, the Company may assess the full applicable surrender charge on New Payments.

Where an Owner who is trustee under a pension plan surrenders, in whole or in part, a Policy on a terminating employee, the trustee will be permitted to reallocate all or a part of the total Accumulated Value under the Policy to other policies issued by the Company and owned by the trustee, with no deduction for any otherwise applicable surrender charge. Any such reallocation will be at the unit values for the Sub-Accounts as of the valuation date on which a written, signed request is received at the Principal Office.

For further information on surrender and partial redemption, including minimum limits on amount redeemed and amount remaining under the Policy in the case of partial redemption, and important tax considerations, see "SURRENDER" and "PARTIAL REDEMPTION" under THE VARIABLE ANNUITY POLICIES, and see FEDERAL TAX CONSIDERATIONS.

CHARGE AT THE TIME ANNUITY BENEFIT PAYMENTS BEGIN.    If the Owner chooses a
period certain option (Option V or the comparable fixed annuity option), a surrender charge will be deducted from the Accumulated Value of the Policy if the Annuity Date occurs at any time during the surrender charge period. Such charge is the same as that which would apply had the policy been surrendered on the Annuity Date.

No surrender charge is imposed at the time of annuitization in any policy year under an option involving a life contingency (Options I, II, III, IV-A, IV-B or the comparable fixed annuity options).

SALES EXPENSE.    The Company paid sales commissions, not to exceed 6% of
initial purchase payments, to entities which sold the Policies. Certain representatives may receive commissions of up to 6% of subsequent purchase payments. The Company intends to recoup the commissions and other sales expenses through a combination of anticipated surrender charges, described above, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the

Company which may include amounts derived from mortality and expense risk charges. There is no additional charge to Owners or to the Separate Account. Any surrender charges assessed on a Policy will be retained by the Company. Alternative commission schedules are available with lower initial commission amounts based on purchase payments, plus ongoing annual compensation of up to 1% of the Policy's Accumulated Value.


PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity policies. State premium taxes currently range up to 3.5%.

The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

(1) if the premium tax was paid by the Company when purchase payments were received, to the extent permitted in the Policy the premium tax charge may be deducted on a pro-rata basis when partial withdrawals are made, upon surrender of the Policy, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for these Policies at the time the purchase payments are received); or

(2) the premium tax charge is deducted in total when annuity benefit payments begin.

If no amount for premium tax was deducted at the time the purchase payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Policy's Accumulated Value at the time such determination is made.


POLICY FEE

A $30 Policy fee currently is deducted on the Policy anniversary date and upon full surrender of the Policy if the Accumulated Value on any of these dates is $50,000 or less. The Policy fee is not deducted after annuitization. The Policy fee is waived for Policies issued to and maintained by a trustee of a 401(k) plan.

Where amounts have been allocated to more than one investment option (General Account and/or one or more of the Sub-Accounts), a percentage of the total Policy fee will be deducted from the value in each investment option. The portion of the charge deducted from each will be equal to the percentage which the value in that investment option bears to the total Accumulated Value under the Policy. The deduction of the Policy fee from a Sub-Account will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from that Sub-Account.


CHARGE FOR DISCONTINUED MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER

If you elected one of the M-GAP Riders prior to their discontinuance on January 31, 2002, the following charges apply:


     Minimum Guaranteed Annuity Payout (M-GAP) Rider with a ten-year
       waiting period                                                                   0.25%

     Minimum Guaranteed Annuity Payout (M-GAP) Rider with a fifteen-year
       waiting period                                                                   0.15%

For a description of this Rider, see "APPENDIX D--DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER".

ANNUAL CHARGES AGAINST SEPARATE ACCOUNT ASSETS

MORTALITY AND EXPENSE RISK CHARGE.    The Company assesses a daily charge
against the assets of each Sub-Account to compensate for certain mortality and expense risks which it has assumed. The charge is imposed during both the accumulation period and the annuity period. The mortality risk arises from the Company's guarantee that it will make annuity payments in accordance with annuity rate provisions established at the time the Policy is issued for the life of the Annuitant (or in accordance with the annuity option selected), no matter how long the Annuitant (or other payee) lives and no matter how long all Annuitants as a class live. Therefore, the mortality charge is deducted during the annuity phase on all Policies, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Policies and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses.

The mortality and expense risk charge is assessed daily at an annual rate of 1.25% of each Sub-Account's assets. This charge may not be increased. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company estimates that a reasonable allocation might be 0.80% for mortality risk and 0.45% for expense risk.

ADMINISTRATIVE EXPENSE CHARGE.    The Company assesses each Sub-Account with a
daily charge at an annual rate of 0.20% of the average daily net assets of the Sub-Account. This charge may not be increased. The charge is imposed during both the accumulation period and the annuity period. The daily Administrative Expense Charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account, without profits. However, there is no direct relationship between the amount of administrative expenses imposed on a given policy and the amount of expenses actually attributable to that policy.

Deductions for the Policy and for the Administrative Expense Charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Separate Account and the Policies include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

TRANSFER CHARGE.    The Company currently makes no charge for transfers. The
Company guarantees that the first twelve transfers in a Policy Year will be free of a transfer charge. For each subsequent transfer, it reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the costs of processing transfers. If the Owner has elected automatic transfers or automatic rebalancing, the first automatic transfer or rebalancing will count as one transfer for purposes of the twelve which are guaranteed to be free of a transfer charge in each Policy year. Each subsequent automatic transfer or rebalancing under that request in the same or a subsequent Policy year is without transfer charge and does not reduce the remaining number of transfers which may be made free of a transfer charge.

OTHER CHARGES.    Because the Sub-Accounts purchase shares of the Underlying
Funds, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. Management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. The prospectuses and SAIs of the Underlying Funds contain additional information concerning expenses of the Underlying Funds and should be read in conjunction with this Prospectus.

                        THE VARIABLE ANNUITY POLICIES

AS OF THE DATE OF THIS PROSPECTUS, THE COMPANY HAS EFFECTIVELY CEASED ISSUING NEW POLICIES EXCEPT IN CONNECTION WITH CERTAIN PRE-EXISTING CONTRACTUAL PLANS AND PROGRAMS. REFERENCES TO ISSUE REQUIREMENTS AND INITIAL PAYMENTS ARE INCLUDED AS INFORMATION REGARDING GENERAL COMPANY PROCEDURES. This Prospectus provides only a very brief overview of the more significant aspects of the Policy and of the Company's administrative procedures for the benefit of the Company's current Owners.


DISRUPTIVE TRADING

This Policy is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of an Underlying Fund (collectively, "Disruptive Trading"). These activities may require the Underlying Fund to maintain undesirable large cash positions or frequently buy or sell portfolio securities. Such transfers may dilute the value of the Underlying Fund's shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As a result, Disruptive Trading may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Policy Owners.

In order to protect our Policy Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading among the Underlying Funds (the "Disruptive Trading Procedures"). Our Disruptive Trading Procedures consider certain factors in order to identify Disruptive Trading activity, including the following:

      - the number of transfers made over a period of time;

      - the length of time between transfers;

      - whether the transfers follow a pattern that appears to be designed to take advantage of short term market fluctuations, particularly within certain Underlying Funds;

      - the dollar amount(s) requested for transfers; and

      - whether the transfers are part of a group of transfers made by a third party on behalf of several individual Policy Owners; and

      - the investment objectives and/or size of the Underlying Funds.

We may increase our monitoring of Policy Owners who engage in what we perceive to be disruptive trading, including investigating the transfer patterns within multiple policies owned by the same Policy Owners. We may also investigate any patterns of disruptive trading identified by the Underlying Funds that may not have been captured by our Disruptive Trading Procedures.

Our Disruptive Trading Procedures may vary from Sub-Account to Sub-Account. The Disruptive Trading Procedures limit the number of transfers a Policy Owner may make during a given period, limit the number of times a Policy Owner may transfer into particular funds during a given period, and place restrictions as to the time or means of transfers (for example, transfer instructions are required by a certain daily time cutoff), among other things. Subject to the terms of the Policy, the Company reserves the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy Owners or other holders of the Underlying Funds.

Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. If an Underlying Fund refuses a transfer request from the Company, the Company may not be able to effect certain allocations or transfers that a Policy Owner has requested. In the future, some Underlying Funds may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Underlying Funds.

We will apply our Disruptive Trading Procedures consistently without special arrangement, waiver, or exception. However, the Company's ability to detect and deter Disruptive Trading and to consistently apply the Disruptive Trading Procedures may be limited by operational systems and technological limitations. Policy Owners seeking to engage in such transfer activities may employ a variety of strategies to avoid detection. Because identifying Disruptive Trading involves judgments that are inherently subjective, the Company cannot provide assurances that its Disruptive Trading Procedures will detect every Policy Owner who engages in disruptive trading. In addition, the terms of some policies previously issued by the Company, historical practices or actions, litigation, or certain regulatory restrictions may limit the Company's ability to apply transfer or other restrictions.

If we are unable to detect Disruptive Trading or are unable to restrict Disruptive Trading because of contract provisions or other reasons, you may experience dilution in the value of your Underlying Fund shares. There may be increased brokerage and administrative costs within the Underlying Funds, which may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from disruptive trading within the variable policies issued by other insurance companies or among investment options available to retirement plan participants.

Under rules recently adopted by the Securities and Exchange Commission, effective April 16, 2007, we will be required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that will obligate us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Fund.


PURCHASE PAYMENTS

Purchase payments are to be made payable to the Company. A net payment is equal to the payment received less the amount of any applicable premium tax. The initial payment is credited to the Policy as of the date that the properly completed application that accompanies the payment is received by the Company at its Service Office. If an application is not completed within five business days of the Company's receipt of the initial payment, or does not specify how payments are to be allocated among the investment options, the initial purchase payment will be returned within five business days. After a policy is issued, Accumulation Units will be credited to the Policy at the unit value computed as of the Valuation Date that a purchase payment is received at the Company's Service Office on the basis of accumulation unit value next determined after receipt.

Payments may be made to the Policy prior to the Annuity Date. Purchase payments are not limited as to frequency and number, but there are certain limitations as to amount. Generally, the initial payment must be at least $600. Under a salary deduction or a monthly automatic payment plan, the minimum initial payment is $50. In all cases, each subsequent payment must be at least $50. Where the contribution on behalf of an employee under an employer-sponsored retirement plan is less than $600 but more than $300 annually, the Company may issue a Policy on the employee, if the plan's average annual contribution per eligible plan participant is at least $600. Total payments may not exceed the maximum limit specified in the Policy. If the payments are divided among two or more investment option, a net amount of at least $10 of each payment must be allocated to each option.

Generally, unless otherwise requested, all payments will be allocated among investment options in the same proportion that the initial net payment is allocated or, if subsequently changed, according to the most recent allocation instructions. Prior to the Annuity Date, you may utilize up to seventeen variable Sub-Accounts at any one time, in addition to the Goldman Sachs VIT Money Market Fund.


RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY

An individual purchasing a Policy intended to qualify as an IRA may cancel the Policy at any time within ten days after receipt of the Policy and receive a refund. In order to cancel the Policy, the Owner must mail or deliver the Policy to the Service Office, of se(2), Inc., (an affiliate of Security Benefit Life Insurance Company), located at One Security Benefit Place, Topeka, KS 66675, Telephone 1-800-533-7881 or to an authorized representative. Mailing or delivery must occur within ten days after receipt of the Policy for cancellation to be effective.

Within seven days, the Company will provide a refund equal to gross payments received. In some states, however, the refund may equal the greater of (1) gross payments, or (2) the difference between the payment received and any amount allocated to the Separate Account plus the Accumulated Value of the Sub-Accounts plus any amounts deducted under the Policy or by the Underlying Funds for taxes, charges or fees. The "Right to Examine" provision on the cover of the Policy will specifically indicate whether the refund will be equal to gross payments or equal to the greater of (1) or (2) as set forth above.

The liability of the Separate Account under this provision is limited to the Owner's Accumulated Value in the Sub-Accounts on the date of cancellation. Any additional amounts refunded to the Owner will be paid by the Company.


RIGHT TO CANCEL ALL OTHER POLICIES

An Owner may cancel the Policy at any time within ten days after receipt of the Policy (or longer if required by state law) and receive a refund. In most states, the Company will pay the Owner an amount equal to the sum of (1) the difference between the payment received, including fees, and any amount allocated to the Separate Account, and (2) the Accumulated Value of amounts allocated to the Separate Account as of the date the request is received. If the Policy was purchased as an IRA or issued in a state that requires a full refund of the initial payment(s), the IRA cancellation right described above will be used. At the time the Policy is issued, the "Right to Examine" provision on the cover of the Policy will specifically indicate what the refund will be and the time period allowed to exercise the right to cancel.


TELEPHONE TRANSACTION PRIVILEGE

The Owner, or anyone authorized by the Owner, may change allocation instructions for new payments pursuant to a written or telephone request. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone instructions are tape-recorded.

The Company cannot guarantee that it can always be reached to complete a telephone transaction. Under these circumstances, the Owner should submit the request in writing or other form acceptable to the Company.

TRANSFER PRIVILEGE

Subject to the Company's then current rules including the Disruptive Trading restrictions described above under THE VARIABLE ANNUITY POLICIES, prior to the Annuity Date, an Owner may have amounts transferred among the Sub-Accounts or from the Sub-Account to the General Account, where available. Currently, transfers may be made to and among all of the available Sub-Accounts as long as no more than seventeen Sub-Accounts, in addition to the Goldman Sachs VIT Money Market Fund, are utilized at any one time. Transfer values will be based on the Accumulated Value next computed after receipt of the transfer order. Transfers to and from the Fixed Account may be subject to the restrictions set forth under APPENDIX A--MORE INFORMATION ABOUT THE FIXED ACCOUNT.

If an Owner requests a transfer of an amount from a Sub-Account that is higher than the amount in the Sub-Account on the Valuation Date (for example, if a request is made to transfer $100 from a Sub-Account but the Accumulated Value in the Sub-Account on the Valuation Date is only $98), the Company will transfer all of the Accumulated Value in the Sub-Account.

Currently, the Company makes no charge for transfers. The first 12 transfers in a Policy year are guaranteed to be free of any transfer charge. For each subsequent transfer in a Policy year, the Company reserves the right to assess a charge, guaranteed not to exceed $25, to reimburse it for the expense of processing these additional transfers. If you authorize periodic transfers under an Automatic Transfer option (Dollar Cost Averaging) or an Automatic Account Rebalancing option, the first automatic transfer or rebalancing under a request counts as one transfer for purposes of the 12 transfers guaranteed to be free of a transfer charge in each Policy year. Each subsequent transfer or rebalancing under that request in the same or a subsequent Policy year is without charge and does not reduce the remaining number of transfers which may be made free of charge.


AUTOMATIC TRANSFERS AND AUTOMATIC ACCOUNT REBALANCING OPTIONS

AUTOMATIC TRANSFERS (DOLLAR COST AVERAGING) OPTION.    The Owner may elect
automatic transfers of a pre-determined dollar amount (sometimes called "Dollar Cost Averaging"), of not less than $100, on a periodic basis (monthly, bi-monthly, quarterly, semi-annually or annually) from the Sub-Account investing in the Goldman Sachs VIT Money Market Fund or the Goldman Sachs VIT Government Income Fund ("source account") to one or more of the Sub-Accounts. Automatic transfers may not be made into the General Account or to a Sub-Account being used as the source account. If an automatic transfer would reduce the balance in the source account to less than $100, the entire balance will be transferred proportionately to the chosen Sub-Accounts. Automatic transfers will continue until the amount in the source account on a transfer date is zero or the Owner's request to terminate the option is received by the Company. If additional amounts are allocated to the source account after its balance has fallen to zero, this option will not restart automatically and the Owner must provide a new request to the Company.

The General Account may be used as the source account from which automatic transfers can be made provided that:

(1) the amount of each monthly transfer cannot exceed 10% of the value in the General Account as of the date of the first transfer;

(2) the amount of each bi-monthly transfer cannot exceed 20% of the value of the General Account as of the date of the first transfer; and

(3) each quarterly transfer cannot exceed 25% of the value in the General Account as of the date of the first transfer.

AUTOMATIC ACCOUNT REBALANCING OPTION.    The Owner may request automatic
rebalancing of Sub-Account allocations on a monthly, quarterly, semi-annual or annual basis in accordance with percentage allocations specified by the Owner. As frequently as requested by the Owner, the Company will review the percentage allocations in the Sub-Accounts and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made. Automatic Account Rebalancing will continue until the Owner's request to terminate or change the option is received by the Company. As such, subsequent payments allocated in a manner different from the percentage allocation mix in effect on the date the payment is received will be allocated in accordance with the existing mix on the next scheduled date unless the Owner's timely request to change the allocation mix is received by the Company.

LIMITATIONS.    The Company reserves the right to limit the number of
Sub-Accounts that may be used for automatic transfers and rebalancing, and to discontinue either option upon advance written notice. Currently, automatic transfers and automatic rebalancing may not be in effect simultaneously. Either option may be elected at no additional charge when the Policy is purchased or at a later date.


SURRENDER

At any time prior to the Annuity Date, a Owner may surrender the Policy and receive its Surrender Value.

The request for surrender must be made on Company forms. You may obtain Company forms by calling 1-800-533-7881.

The Owner must return the Policy and a signed, written request for surrender on a Company surrender form to the Company to the Service Office. The Surrender Value will be calculated based on the Accumulated Value of the Policy as of the Valuation Date on which the request and the Policy are received at the Service Office.

Before the Annuity Date, a surrender charge may be deducted when a Policy is surrendered if payments have been credited to the Policy during the last nine full Policy years. See CHARGES AND DEDUCTIONS. The Policy fee will be deducted upon surrender of the Policy.

After the Annuity Date, only Policies annuitized under a commutable period certain option (as specified in Annuity Option V) may be surrendered. The amount payable is the commuted value of any unpaid installments, computed on the basis of the assumed interest rate incorporated in such annuity benefit payments. No surrender charge is imposed after the Annuity Date.

Any amount surrendered is normally payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and partial redemptions of amounts in each Sub-Account during any period which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has by order permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of each Separate Account is not reasonably practicable.

The Company reserves the right to defer surrenders and partial redemptions of amounts allocated to the Company's General Account for a period not to exceed six months.

The surrender rights of Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program ("Texas ORP") are restricted. Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, transfers or surrenders you request from a 403(b) Contract comply with applicable tax requirements before we process your request.


PARTIAL REDEMPTION

At any time prior to the Annuity Date, an Owner may redeem a portion of the Accumulated Value of his or her Policy, subject to the limits stated below. The request for withdrawal must be made on Company forms.

You may obtain Company forms by calling 1-800-533-7881. You may also obtain a Company withdrawal form at our Company web site: https://cwannuity.se2.com.

The Owner must file a signed, written request for redemption on a Company withdrawal form at the Service Office. The written request must indicate the dollar amount the Owner wishes to receive and the account from which such amount is to be redeemed. The amount redeemed equals the amount requested by the Owner plus any applicable surrender charge, as described under CHARGES AND DEDUCTIONS.

Where allocations have been made to more than one investment option, a percentage of the partial redemption may be allocated to each. A partial redemption from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount redeemed, computed as of the Valuation Date that the request is received at the Service Office. Each partial redemption must be a minimum of $100.

Partial redemptions will be paid in accordance with the time limitations described above under "SURRENDER."


DEATH BENEFIT

If the Annuitant dies (or an Owner predeceases the Annuitant) prior to the Annuity Date while the Policy is in force, a death benefit will be paid to the beneficiary, except where the Policy continues as provided below in "THE SPOUSE OF THE OWNER AS BENEFICIARY." Upon death of the Annuitant (including an Owner who is also the Annuitant), the death benefit is equal to the greatest of:

(1) the Accumulated Value on the Valuation Date that the Company receives both the death certificate and all necessary claim paperwork at the Service Office;

(2) the total amount of gross payments made under the Policy reduced proportionately to reflect the amount of all prior partial withdrawals; or

(3) the death benefit that would have been payable on the most recent fifth year Policy anniversary, increased for subsequent purchase payments and reduced proportionally to reflect withdrawals after that date.

A partial withdrawal will reduce the gross payments available as a death benefit under (2) above in the same proportion that the Accumulated Value was reduced on the date of withdrawal. For each withdrawal, the reduction is calculated by multiplying the total amount of gross payments by a fraction, the numerator of which is the amount of the partial withdrawal and the denominator of which is the Accumulated Value immediately prior to the withdrawal. For example, if gross payments total $8,000 and a $3,000 withdrawal is made when the Accumulated Value is $12,000, the proportional reduction of gross payments available as a death benefit is calculated as follows: The Accumulated Value is reduced by 1/4 (3,000 divided by 12,000); therefore, the gross amount available as a death benefit under (2) also will be reduced by 1/4 (8,000 times 1/4 equals $2,000), so that the $8,000 gross payments are reduced to $6,000. Payments made after a withdrawal will increase the death benefit available under (2) by the amount of the payment.

A partial withdrawal after the most recent fifth year Policy anniversary will decrease the death benefit available under (3) in the same proportion that the Accumulated Value was reduced on the date of the withdrawal. For example, if the death benefit that would have been payable on the most recent fifth year Policy anniversary is $12,000 and partial withdrawals totaling $5,000 are made thereafter when the Accumulated Value is $15,000, the proportional reduction of death benefit available under (3) is calculated as follows: The Accumulated Value is reduced by 1/3 (5,000 divided by 15,000); therefore, the death benefit that would have been payable on the most recent fifth year Policy anniversary will also be reduced by 1/3 (12,000 times 1/3 or $4,000), so that the death benefit available under (3) will be $8,000 ($12,000 minus $4,000). Payments made after the most recent fifth year Policy anniversary will increase the death benefit available under (3) by the amount of the payment. Upon death of an Owner who is not the Annuitant, the death benefit is equal to the Accumulated Value of the Policy next determined following receipt of due proof of death received at the Service Office.

Upon death of an Owner who is not the Annuitant, the death benefit is equal to the Accumulated Value on the Valuation Date that the Company receives due proof of death received at the Service Office.

The death benefit generally will be paid to the beneficiary in one sum. The beneficiary may, however, by written request, elect one of the following options:

(1) The payment of the one sum may be delayed for a period not to exceed five years from the date of death.

(2) The death benefit may be paid in installments. Payments must begin within one year from the date of death and are payable over a period certain not extended beyond the life expectancy of the beneficiary.

However, if the Owner has specified a death benefit annuity option, the death benefit will be paid out accordingly. Any death benefit annuity option specified by the Owner must comply with the requirements set forth in paragraph
(2) above.

If there is more than one beneficiary, the death benefit will be paid to such beneficiaries in one sum unless the Company consents to pay an annuity option chosen by the beneficiaries.

With respect to any death benefit, the Accumulated Value under the Policy shall be based on the unit values next computed after due proof of death has been received at the Service Office. If the beneficiary elects to receive the death benefit in one sum, the death benefit will be paid within seven business days. If the beneficiary (other than a spousal beneficiary under an IRA) has not elected an annuity option within one year from the date notice of death is received by the Company, the Company will pay the death benefit in one sum. The death benefit will reflect any earnings or losses experienced during the period and any withdrawals.

If the Annuitant's death occurs on or after the Annuity Date but before the completion of all guaranteed monthly annuity benefit payments, any unpaid amounts or installments will be paid to the beneficiary. The Company must pay the remaining payments at least as rapidly as under the payment option in effect on the date of the Annuitant's death. If there is more than one beneficiary, the commuted value of the payments, computed on the basis of the assumed interest rate incorporated in the annuity option table on which such payments are based, shall be paid to the beneficiaries in one sum.


THE SPOUSE OF THE OWNER AS BENEFICIARY

The Owner's spouse, if named as sole beneficiary ("spousal beneficiary"), may by written request continue the Policy in force rather than receive the death benefit. The spousal beneficiary will become the new Owner (and, if the deceased Owner was also the Annuitant, the new Annuitant). All other rights and benefits provided in the Policy will continue, except that any subsequent spouse of such new Owner will not be entitled to continue the Policy upon such new Owner's death.


ASSIGNMENT

The Policy provides that it may be assigned by the Owner at any time prior to the Annuity Date and while the Annuitant is alive. Policies sold in connection with IRA plans and certain other qualified plans, however, are not assignable. For more information about these plans, see FEDERAL TAX CONSIDERATIONS.

The Company will not be deemed to have knowledge of an assignment unless it is made in writing and filed at the Service Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Policy is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Policy to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Policy. The interest of the Owner and of any beneficiary will be subject to any assignment.


ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE

Subject to certain restrictions described below, the Owner has the right (1) to select the annuity option under which annuity benefit payments are to be made, and (2) to determine whether payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. Certain annuity options may be commutable or noncommutable. A commutable option provides the Owner with the right to request a lump sum payment of any remaining balance after annuity payments have commenced. Under a noncommutable option, the Owner may not request a lump sum payment. Annuity benefit payments are determined according to the annuity tables in the Policy, by the annuity option selected, and by the investment performance of the investment options selected.

To the extent a fixed annuity is selected, Accumulated Value will be transferred to the General Account of the Company, and the annuity benefit payments will be fixed in amount. See APPENDIX A--MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

Under a variable annuity, a payment equal to the value of the fixed number of Annuity Units in the Sub-Accounts is made each month. Since the value of an Annuity Unit in a Sub-Account will reflect the investment performance of the Sub-Account, the amount of each monthly payment will vary.

The annuity option selected must produce an initial payment of at least $50. If a combination of fixed and variable payments is selected, the initial payment on each basis must be at least $50. The Company reserves the right to increase these minimum amounts. If the annuity option selected does not produce initial payments which meet these minimums, the Company will pay the Accumulated Value in one sum. Once the Company begins making annuity payments, the Annuitant cannot make partial redemptions or surrender the annuity benefit, except in the case where a commutable period certain option (Option V or a comparable fixed option) has been chosen. Beneficiaries entitled to receive remaining payments for a "period certain" may elect to instead receive a lump sum settlement.

The Owner selects the Annuity Date. To the extent permitted by law, the Annuity Date may be the first day of any month (1) before the Annuitant's 85th birthday, if the Annuitant's age at the date of issue of the Policy is 75 or under, or (2) within ten years from the date of issue of the Policy and before the Annuitant's 90th birthday, if the Annuitant's age at the date of issue is between 76 and 90. The Owner may elect to change the Annuity Date by sending a request to the Service Office at least one month before the Annuity Date. The new Annuity Date must be the first day of any month occurring before the Annuitant's 90th birthday. The new Annuity Date must be within the life expectancy of the Annuitant. The Company shall determine such life expectancy at the time a change in Annuity Date is requested. In no event will the latest possible annuitization age exceed 90.

If the Annuity Date under a non-qualified Policy is deferred until the Owner reaches an age that is significantly beyond the Owner's life expectancy, it is possible that the Policy will not be considered an annuity for federal tax purposes. In addition, the Internal Revenue Code ("the Code") and the terms of qualified plans impose limitations on the age at which annuity benefit payments may commence and the type of annuity option selected. The Owner should carefully review the selection of the Annuity Date with his/her tax adviser. See FEDERAL TAX CONSIDERATIONS for further information.

If the Owner does not elect otherwise, annuity benefit payments will be made in accordance with Option I, a variable life annuity with 120 monthly payments guaranteed. Changes in either the Annuity Date or annuity option can be made up to one month prior to the Annuity Date.

DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS

The Company currently provides the variable annuity payout options described below. Currently, variable annuity payout options may be funded through the Sub-Accounts investing in the Goldman Sachs VIT Equity Index Fund, the Goldman Sachs VIT U.S. Equity Insights Fund, and the Goldman Sachs VIT Money Market Fund.

The Company also provides fixed annuity payout options which are comparable to the variable annuity options. Regardless of how payments were allocated during the accumulation period, any one of the variable annuity payout options or the fixed-payout options may be selected, or any one of the variable annuity options may be selected in combination with any one of the fixed-amount annuity options. Other annuity options may be offered by the Company.

OPTION I--VARIABLE LIFE ANNUITY WITH 120 MONTHLY PAYMENTS GUARANTEED.    A
variable annuity payable periodically during the lifetime of the Annuitant with the guarantee that if the Annuitant should die before 120 monthly payments have been paid, the monthly annuity benefit payments will continue to the beneficiary until a total of 120 monthly payments have been paid.

OPTION II--VARIABLE LIFE ANNUITY. A variable annuity payable only during the lifetime of the Annuitant. It would be possible under this option for the payee to receive only one annuity benefit payment if the Annuitant dies prior to the due date of the second annuity benefit payment, two annuity benefit payments if the Annuitant dies before the due date of the third annuity benefit payment, and so on. Payments will continue, however, during the Annuitant's lifetime, no matter how long he or she lives.

OPTION III--UNIT REFUND VARIABLE LIFE ANNUITY.    A variable annuity payable
periodically during the lifetime of the Annuitant with the guarantee that if
(1) exceeds (2), then monthly variable annuity benefit payments will continue to the beneficiary until the number of such payments equals the number determined in (1).

     Where:    (1)  is the dollar amount of the Accumulated Value divided by the dollar amount of the first monthly payment (which determines the greatest number of payments payable to the beneficiary), and

               (2)  is the number of monthly payments paid prior to the death of the Annuitant.

OPTION IV-A--JOINT AND SURVIVOR VARIABLE LIFE ANNUITY.    A variable annuity
payable jointly to the Annuitant and another individual during their joint lifetime, and then continuing during the lifetime of the survivor. The amount of each payment to the survivor is based on the same number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be either the person designated as the Annuitant in the Policy or the beneficiary. There is no minimum number of payments under this option. See Option IV-B, below.

OPTION IV-B--JOINT AND TWO-THIRDS SURVIVOR VARIABLE LIFE ANNUITY.    A variable
annuity payable jointly to the Annuitant and another individual during their joint lifetime, and then continuing thereafter during the lifetime of the survivor. The amount of each periodic payment to the survivor, however, is based upon two-thirds of the number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be the person designated as the Annuitant in the Policy or the beneficiary. There is no minimum number of payments under this option. See Option IV-A, above.

OPTION V--PERIOD CERTAIN VARIABLE ANNUITY (PAYMENTS GUARANTEED FOR A SPECIFIC
NUMBER OF YEARS).    A monthly variable annuity payable for a stipulated number of years ranging from one to 30 years. If the Annuitant dies before the end of the period, remaining payments will continue to be paid. A fixed period certain annuity may be either commutable or noncom-mutable. A variable period certain option is automatically commutable.

It should be noted that Option V does not involve a life contingency. In the computation of the payments under this option, the Company deducts a charge for annuity rate guarantees, which includes a factor for mortality risks. Although not contractually required to do so, the Company currently follows a practice of permitting persons receiving payments under Option V to elect to convert to a variable annuity involving a life contingency. The Company may discontinue or change this practice at any time, but not with respect to Owners who have elected Option V prior to the date of any change in this practice.


NORRIS DECISION

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a policy issued in connection with an employer-sponsored benefit plan affected by the NORRIS decision will be based on the greater of (1) the Company's unisex Non-Guaranteed Current Annuity Option Rates, or (2) the guaranteed male rates described in such Policy, regardless of whether the Annuitant is male or female.

Although the Company believes that the Supreme Court ruling does not affect Policies funding IRA plans that are not employer-sponsored, the Company will apply certain aspects of the ruling to annuity benefits under such Policies, except in those states in which it is prohibited. Such benefits will be based on (1) the greater of the guaranteed unisex annuity rates described in the Policies, or (2) the Company's sex-distinct Non-Guaranteed Current Annuity Option Rates.


COMPUTATION OF POLICY VALUES AND ANNUITY BENEFIT PAYMENTS

THE ACCUMULATION UNIT.    Each net purchase payment is allocated to the
investment options selected by the Owner. Allocations to the Sub-Accounts are credited to the Policy in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Policy is equal to the portion of the net purchase payment allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Service Office. The number of Accumulation Units resulting from each payment will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a partial redemption, or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account and will reflect the investment performance, expenses and charges of its Underlying Fund. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account.

Allocations to the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See APPENDIX A--MORE INFORMATION ABOUT THE GENERAL ACCOUNT. The Accumulated Value under the Policy is determined by (1) multiplying the number of Accumulation Units in each Sub-Account by the value of an Accumulation Unit of that Sub-Account on the Valuation Date, (2) adding the products, and (3) adding the amount of the accumulations in the General Account, if any.

ADJUSTED GROSS INVESTMENT RATE.    At each Valuation Date an adjusted gross
investment rate for each Sub-Account for the Valuation Period then ended is determined from the investment performance of that Sub-Account. Such rate is
(1) the investment income of that Sub-Account for the Valuation Period, plus capital gains and minus capital losses of that Sub-Account for the Valuation Period, whether realized or unrealized, adjusted for provisions made for taxes, if any, divided by (2) the amount of that Sub-Account's assets at the beginning of the Valuation Period. The adjusted gross investment rate may be either positive or negative.

NET INVESTMENT RATE AND NET INVESTMENT FACTOR.    The net investment rate for a
Sub-Account's variable accumulations for any Valuation Period is equal to the adjusted gross investment rate of the Sub-Account for such Valuation Period decreased by the equivalent for such period of a charge equal to 1.45% per annum. This charge cannot be increased.

The net investment factor is 1.000000 plus the applicable net investment rate. The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

DETERMINATION OF THE FIRST VARIABLE ANNUITY BENEFIT PAYMENT.    The amount of
the first monthly payment depends upon the selected variable annuity option, the sex (however, see "NORRIS DECISION" above) and age of the Annuitant, and the value of the amount applied under the annuity option ("annuity value"). The Policy provides annuity rates that determine the dollar amount of the first periodic payment under each variable annuity option for each $1,000 of applied value. From time to time, the Company may offer its Owners both fixed and variable annuity rates more favorable than those contained in the Policy. Any such rates will be applied uniformly to all Owners of the same class.

The dollar amount of the first periodic annuity benefit payment is calculated based upon the type of annuity option chosen, as follows:

     -  For life annuity options the dollar amount is determined by multiplying
        (1) the Accumulated Value applied under that option (less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.

     - For all period certain options the dollar amount is determined by multiplying (1) the Surrender Value less premium taxes, if any, applied under that option (less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.

     - For a death benefit annuity, the annuity value will be the amount of the death benefit.

The first periodic annuity benefit payment is based upon the Accumulated Value as of a date not more than four weeks preceding the date that the first annuity benefit payment is due. The Company transmits variable annuity benefit payments for receipt by the payee by the first of a month. Variable annuity benefit payments are currently based on unit values as of the 15th day of the preceding month.

THE ANNUITY UNIT.    On and after the Annuity Date, the Annuity Unit is a
measure of the value of the monthly annuity benefit payments under a variable annuity option. The value of an Annuity Unit in each Sub-Account initially was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of such unit on the immediately preceding Valuation Date, multiplied by the net investment factor of the Sub-Account for the current Valuation Period and divided by the assumed interest rate for the current Valuation Period. The assumed interest rate is incorporated in the variable annuity options offered in the Policy.

DETERMINATION OF THE NUMBER OF ANNUITY UNITS.    The dollar amount of the first
variable annuity benefit payment is divided by the value of an Annuity Unit of the selected Sub-Account(s) to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed under all annuity options except the joint and two-thirds survivor annuity option.

DOLLAR AMOUNT OF SUBSEQUENT VARIABLE ANNUITY BENEFIT PAYMENTS.    The dollar
amount of each periodic variable annuity benefit payment after the first will vary with the value of the Annuity Units of the selected Sub-Account(s). The dollar amount of each subsequent variable annuity benefit payment is determined by multiplying the fixed number of Annuity Units (derived from the dollar amount of the first payment, as described above) with respect to a Sub-Account by the value of an annuity unit of that Sub-Account on the applicable Valuation Date.

The variable annuity options offered by the Company are based on a 3.5% assumed interest rate, which affects the amounts of the variable annuity benefit payments. Variable annuity benefit payments with respect to a Sub-Account will increase over periods when the actual net investment result of the Sub-Account exceeds the equivalent of the assumed interest rate. Variable annuity benefit payments will decrease over periods when the actual net investment results are less than the equivalent of the assumed interest rate.

For an illustration of a calculation of a variable annuity benefit payment using a hypothetical example, see "ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION" in the SAI.

                         FEDERAL TAX CONSIDERATIONS


A. INTRODUCTION

This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of the law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and the courts.

This discussion does not address state or local tax consequences, nor federal estate or gift tax consequences, associated with buying a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT--FEDERAL, STATE, OR LOCAL--OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.


B. OUR TAX STATUS

We are taxed as a life insurance company and the operations of the Separate Account are treated as a part of our total operations. The Separate Account is not separately taxed as a "regulated investment company." Investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a contract. We do not anticipate that we will incur federal income tax liability attributable to the income and gains of the Separate Account, and therefore we do not intend to provide for these taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may charge the Separate Account to pay these taxes.


C. TAXATION OF ANNUITIES IN GENERAL

1. TAX DEFERRAL DURING ACCUMULATION PERIOD

Under the Code, except as described below, increases in the Contract Value of a Non-Qualified Contract are generally not taxable to the Owner or Annuitant until received as annuity payments or otherwise distributed. However, certain requirements must be satisfied for this general rule to apply, including:

      - the Contract must be owned by an individual;

      - Separate Account investments must be "adequately diversified";

      - we, rather than you, must be considered the Owner of Separate Account assets for federal tax purposes; and

      - annuity payments must appropriately amortize Purchase Payments and Contract earnings.

NON-NATURAL OWNER.    As a general rule, deferred annuity contracts held by
"non-natural persons", such as corporations, trusts or similar entities, are not annuity contracts for federal income tax purposes. The investment income on these contracts is taxed each year as ordinary income received or accrued by the non-natural Owner. There are exceptions to this general rule for non-natural Owners. Contracts are generally treated as held by a natural person if the nominal Owner is a trust or other entity holding the contract as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal Owner of a contract under a non-qualified deferred compensation plan for its employees.

Additional exceptions to this rule include:

      - certain Contracts acquired by a decedent's estate due to the death of the decedent;

      - certain Qualified Contracts;

      - certain Contracts used with structured settlement agreements; and

      - certain Contracts purchased with a single premium when the Annuity Date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually.

DIVERSIFICATION REQUIREMENTS.    For a Contract to be treated as an annuity for
federal income tax purposes, separate account investments must be "adequately diversified". The Treasury Secretary issued regulations prescribing standards for adequately diversifying separate account investments. If the Separate Account failed to comply with these diversification standards, the contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxed on the difference between the contract value and the Purchase Payments.

Although we do not control Fund investments, we expect that each Fund will comply with these regulations so that each Subaccount of the Separate Account will be considered "adequately diversified."

OWNERSHIP TREATMENT.    In some circumstances, owners of variable contracts who
retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should generally not be treated as the owner of any assets in the Separate Account, see, however, the discussion below on Publicly Available Funds. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying Separate Account assets.

REQUIRED DISTRIBUTIONS.    In order to be treated as an annuity contract for
federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner. Specifically, Section 72(s) requires that (a) if any Owner dies on or after the Annuity Date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and (b) if any Owner dies prior to the Annuity Date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner's death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

FEDERAL DEFENSE OF MARRIAGE ACT.    The right of a spouse to continue the
Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under Federal law. The U.S. Supreme Court has held Section 3 of the Federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, as some uncertainty remains regarding the treatment of same-sex spouses, you should consult a tax advisor for more information on this subject.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT.    A transfer or assignment
of ownership of a Contract, the designation of an Annuitant, the selection of certain Annuity Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, or exchange, should consult a tax advisor as to the tax consequences.

DELAYED ANNUITY DATES.    If the Annuity Date occurs (or is scheduled to occur)
when the Annuitant has reached an advanced age, the Contract might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract would be currently includible in your income.

The following discussion assumes that the Contract is treated as an annuity contract for tax purposes and that we are treated as the Owner of Separate Account assets.


2. TAXATION OF PARTIAL AND FULL WITHDRAWALS

Partial withdrawals from a Non-Qualified Contract are includible in income to the extent the Contract Value exceeds the "investment in the contract". This amount is referred to as the "income on the contract". Full withdrawals are also includible in income to the extent they exceed the "investment in the contract." Investment in the contract equals the total of Purchase Payments minus any amounts previously received from the Contract that were not includible in your income. All amounts includible in income with respect to the Contract are taxed as ordinary income.

Any assignment or pledge (or agreement to assign or pledge) of Contract Value is treated as a withdrawal. Investment in the contract is increased by the amount includible in income with respect to such assignment or pledge. If you transfer a contract interest, without adequate consideration, to someone other than your spouse (or to a former spouse incident to divorce), you will be taxed on the income on the contract. In this case, the transferee's investment in the contract is increased to reflect the increase in your income.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.

Other rules may apply to Qualified Contracts.


3. TAXATION OF ANNUITY PAYMENTS

Normally, the portion of each annuity payment taxable as ordinary income equals the payment minus the exclusion amount. The exclusion amount for annuity payments is the payment times the ratio of the investment in the contract allocated to the Annuity Option and adjusted for any period certain or refund feature, to the expected value of the annuity payments.

Once the total amount of the investment in the contract has been recovered, annuity payments will be fully taxable. If annuity payments stop because the Annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the Annuitant in the last taxable year.


4. TAXATION OF DEATH BENEFIT

Amounts may be distributed upon your or the Annuitant's death. A death benefit is includible in income and:

      - if distributed in a lump sum is taxed like a full withdrawal, or

      - if distributed under an Annuity Option is taxed like annuity payments.

5. PENALTY TAX ON PREMATURE DISTRIBUTIONS

A 10% penalty tax applies to a taxable payment from a Non-Qualified Contract unless:

      - received on or after you reach age 59 1/2;

      - received due to your disability;

      - made to a Beneficiary after your death or, for non-natural Owners, after the primary Annuitant's death;

      - made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and a designated Beneficiary (within the meaning of the tax law);

      - made under a Contract purchased with a single premium when the Annuity Date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually;

      - made with annuities used with certain structured settlement agreements.

Other exceptions may apply.


6. AGGREGATION OF CONTRACTS

The taxable amount of an annuity payment or withdrawal from a Non-Qualified Contract may be determined by combining some or all of the Non-Qualified Contracts you own. For example, if you purchase a Contract and also purchase an immediate annuity at approximately the same time, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if you purchase two or more Non-Qualified deferred annuity contracts from the same company (or its affiliates) during any calendar year, these contracts are treated as one contract. The effects of this aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount which might be subject to the 10% penalty tax.


7. EXCHANGE OF ANNUITY CONTRACTS

We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the contract. That excess may be includible in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity income payment, or death benefit). If you exchange part of an existing annuity contract for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. (See "Aggregation of Contracts") You should consult your tax adviser in connection with an exchange of all or part of an annuity contract for the Contract.


8. PARTIAL ANNUITIZATION

Under a new tax provision enacted in 2010, if part of an annuity contract's value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this "partial annuitization" treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

D. QUALIFIED PLANS

Currently, the Contracts are also available for use in connection with retirement plans which receive favorable treatment under Sections 401, 403, 408, 408A or 457 of the Code. Contracts offered for use in connection with retirement plans that receive favorable treatment under Sections 401, 403, 408, 408A or 457 of the Code ("Qualified Plans") are referred to as "Qualified Contracts." Numerous special tax rules apply to the participants in Qualified Plans and to Qualified Contracts. We make no attempt in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. PERSONS INTENDING TO USE THE CONTRACT IN CONNECTION WITH QUALIFIED PLANS SHOULD CONSULT A TAX ADVISER.

Under the Code, qualified plans generally enjoy tax-deferred accumulation amounts invested in the plan. Therefore, in considering whether or not to purchase a Contract in a qualified plan, you should consider the Contract's features other than tax deferral, including the availability of lifetime annuity payments.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the contribution that may be made, and the tax deduction or exclusion that you may claim for such contribution, are limited under Qualified Plans. If the Contract is used with a Qualified Plan, you and the Annuitant must be the same individual. If a joint Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a joint Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in their ages. Furthermore, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code.

Qualified Contracts are subject to special rules specifying the time at which distributions must begin and the amount that must be distributed each year. In the case of Individual Retirement Annuities, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. The required beginning date for 401, 403 and 457 plans is the April 1 of the calendar year following the later of the year in which the Owner attains age 70 1/2 or retires. There are no required minimum distributions during the Owner's lifetime under Roth IRAs. An excise tax is imposed for the failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution. The death benefit or other optional benefits under your Contract may affect the amount of the minimum required distribution that must be taken from your Contract.

A 10% penalty tax may apply to the taxable amount of payments from Qualified Contracts. For Individual Retirement Annuities, the penalty tax does not apply, for example, to a payment:

      - received after you reach age 59 1/2;

      - received after your death or because of your disability; or

      - made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated Beneficiary.

In addition, the penalty tax does not apply to certain distributions used for qualified first time home purchases, higher education expenses or qualified military reservist distributions. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult your tax adviser. Other exceptions may also be available.

Qualified Contracts are amended to conform to tax qualification requirements. However, you are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, we are not bound by terms and conditions of Qualified Plans if they are inconsistent with the Contract.

1. QUALIFIED PLAN TYPES

INDIVIDUAL RETIREMENT ANNUITIES.    The Code permits eligible individuals to
contribute to an individual retirement annuity known as an "IRA." IRAs limit the amounts contributed, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of qualified plans generally may be "rolled over" on a tax-deferred basis into an IRA. The Contract may not fund a "Coverdell Education Savings Account" (formerly known as an "Education IRA").

SIMPLIFIED EMPLOYEE PENSIONS (SEP IRAS).    The Code allows employers to
establish simplified employee pension plans, using the employees' IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

SIMPLE IRAS.    The Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

ROTH IRAS.    The Code permits contributions to an IRA known as a "Roth IRA."
Roth IRAs differ from other IRAs in certain respects, including:

      - Roth IRA contributions are never deductible;

      - "qualified distributions" from a Roth IRA are excludable from income;

      - mandatory distribution rules do not apply before death;

      - a rollover to a Roth IRA must be a "qualified rollover contribution," under the Code;

      - special eligibility requirements apply; and

      - contributions to a Roth IRA can be made after the Owner has reached age 70 1/2.

All or part of an IRA may be converted into a Roth IRA without taking an actual distribution. You may convert by notifying the IRA issuer or trustee. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax does not apply on the conversion.

Any "qualified distribution", as defined in Code Section 408A, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution made after you reach age 59 1/2, after your death, because of your disability, or made to a first-time homebuyer. A qualified distribution can only be made after the first five tax years after the year for which you (or your spouse) made a contribution to any Roth IRA established for your benefit.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING
PLANS.    The Code permits corporate employers to establish types of tax-favored retirement plans for employees. The Self-Employed Individuals Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh" permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts in order to provide benefits under the plans. Employers intending to use the Contract in connection with such plans should seek competent advice.

TAX-SHELTERED ANNUITIES.    Code Section 403(b) permits public school employees
and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of Purchase Payments from taxable gross income. These annuity contracts are commonly referred to as "tax-sheltered annuities". If you purchase a Contract for such purposes, you should seek competent advice as to eligibility, limitations on permissible amounts of Purchase Payments and other tax consequences associated with the Contracts.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

      - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

      - earnings on those contributions; and

      - earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

These amounts can be paid only if you have reached age 59 1/2, severed employment, died, or becomes disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.)

For Contracts issued after December 31, 2008, amounts attributable to contributions other than salary reduction contributions generally may not be distributed before severance of employment or occurrence of an event specified in the employer's Section 403(b) plan.

Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, transfers, or surrenders you request from a 403(b) Contract comply with applicable tax requirements.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT
ORGANIZATIONS.    The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the Contracts in connection with such plans should seek competent advice.


2. DIRECT ROLLOVERS

If the Contract is used with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code or with an eligible government deferred compensation plan that is qualified under Section 457(b), any "eligible rollover distribution" from the Contract will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any distribution from such a qualified retirement plan, excluding certain amounts such as:

      - minimum distributions required under Section 401(a)(9) of the Code;

      - certain distributions for life, life expectancy, or for ten years or more which are part of a "series of substantially equal periodic payments;" and

      - hardship distributions.

Under these requirements, federal income tax equal to 20% of the taxable portion of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you (or your beneficiary) elect to have it directly transferred to certain types of qualified retirement plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.


E. FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless you notify us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. The withholding rate for eligible rollover distributions is 20%.


F. OTHER TAX ISSUES

1. FEDERAL ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES

While no attempt is being made to discuss the federal estate tax implications of the Contract in detail, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a "generation skipping transfer tax" ("GST") when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

For 2014, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,340,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.


2. MEDICARE TAX.

Beginning in 2013, distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.


3. ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO

The Internal Revenue Service has ruled that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.


4. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence.

Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.


5. FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.


6. POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract Owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

                       LOANS (QUALIFIED POLICIES ONLY)

Loans will be permitted only for TSAs and Policies issued to a plan qualified under Section 401(a) and 401(k) of the Code. You must use a Company form to request a loan. You may obtain Company forms by calling 1-800-533-7881. Loans are made from the Policy's value on a pro-rata basis from all investment options. The maximum loan amount is the amount determined under the Company's maximum loan formula for qualified plans. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Policy. Loans are subject to applicable retirement legislation and their taxation is determined under the federal income tax laws. The amount borrowed will be transferred to a fixed, minimum guarantee loan assets account in the Company's General Account, where it will accrue interest at a specified rate below the then current loan interest rate. Generally, loans must be repaid within five years and must be made at least quarterly in substantially equal amounts. When repayments are received, they will be allocated pro-rata in accordance with the Owner's most recent allocation instructions.

The amount of the death benefit, the amount payable on a full surrender and the amount applied to provide an annuity on the Annuity Date will be reduced to reflect any outstanding loan balance (plus accrued interest thereon). Partial withdrawals may be restricted by the maximum loan limitation.

While a loan is outstanding, you may continue to make purchase payments to the Contract through your TSA or qualified plan.


                           STATEMENTS AND REPORTS

An Owner is sent a report semi-annually which provides certain financial information about the Underlying Funds. At least annually, the Company will furnish a statement to the Owner containing information about his or her policy, including Accumulation Unit Values and other information as required by applicable law, rules and regulations. The Company will also send a confirmation statement to Owners each time a transaction is made affecting the Policy's Accumulated Value. (Certain transactions made under recurring payment plans such as Dollar Cost Averaging may in the future be confirmed quarterly rather than by immediate confirmations.) The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Policy. The Company will assume that all transactions are accurately reported on confirmation statements and other statements unless the Owner notifies the Service Office in writing within 30 days after receipt of the statement.

              ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to close Sub-Accounts to new investments or transfers, and to make substitutions for the shares of the funds that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if, in the Company's judgment further investment in any Underlying Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Policy interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Separate Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by an Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares corresponding to a new Underlying Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owners on a basis to be determined by the Company.

Shares of the Underlying Funds are sold to separate accounts of unaffiliated insurance companies ("shared funding") which issue variable annuity and variable life policies ("mixed funding"). It is conceivable that in the future such shared funding or mixed funding may be disadvantageous for variable life insurance owners or variable annuity owners. Although neither the Company nor any of the underlying investment companies currently foresees any such disadvantages to either variable life insurance owners or variable annuity owners, the Company and the respective trustees intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken in response thereto.

The Company reserves the right, subject to compliance with applicable law, to:

(1) transfer assets from the Separate Account or any of its Sub-Accounts to another of the Company's separate accounts or Sub-Accounts having assets of the same class;

(2) to operate the Separate Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law;

(3) to deregister the Separate Account under the 1940 Act in accordance with the requirements of the 1940 Act;

(4) to substitute the shares of any other registered investment company for the Underlying Fund shares held by a Sub-Account, in the event that Underlying Fund shares are unavailable for investment, or if the Company determines that further investment in such Underlying Fund shares is inappropriate in view of the purpose of the Sub-Account;

(5)  to change the methodology for determining the net investment factor;

(6)  to change the names of the Separate Account or of the Sub-Accounts; and

(7) to combine with other Sub-Accounts or other separate accounts of the Company.

If any of these substitutions or changes are made, the Company may endorse the Policy to reflect the substitution or change, and will notify Owners of all such changes. In no event will the changes described above be made without notice to Owners in accordance with the 1940 Act.

                                VOTING RIGHTS

The Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Owners and, after the Annuity Date, from the Annuitants. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Funds, together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to the Policies in the same proportion. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change and, as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policies, the Company reserves the right to do so.

The number of votes which an Owner or Annuitant may cast will be determined by the Company as of the record date established by the Underlying Funds.

During the accumulation period, the number of Underlying Fund shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the Policy by the net asset value of one Underlying Fund share. During the annuity period, the number of Underlying Fund shares attributable to each Annuitant will be determined by dividing the reserve held in each Sub-Account for the Annuitant's variable annuity by the net asset value of one Underlying Fund share. Ordinarily, the Annuitant's voting interest in the Underlying Fund will decrease as the reserve for the variable annuity is depleted.


                  CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to suspend sales of the Policies as presently offered and to make any change to provisions of the Policy to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation.


                                DISTRIBUTION

Effective January 22, 2008, Epoch Securities, Inc. ("Epoch" or "Principal Underwriter"), a Delaware company located at 132 Turnpike Road, Southborough, Massachusetts 01772, became principal underwriter for the Policies. Epoch is a wholly-owned subsidiary of Global Atlantic (Fin) Company.

The Company paid commissions, not to exceed 6.0% of payments, to registered representatives who sold the contracts. Certain registered representatives may receive commissions of up to 6.0% of subsequent purchase payments. However, alternative commission schedules may be in effect that paid lower initial commission amounts but with ongoing annual compensation of up to 1% of Accumulated Value.

The Company intends to recoup commissions and other sales expenses through a combination of anticipated surrender charges and profits from the Company's General Account, which may include amounts derived from mortality and expense risk charges. Commissions paid on the Policy, including additional incentives or payments, do not result in any additional charge to Owners or to the Variable Account. Any surrender charges assessed on the Policy will be retained by the Company except for amounts it may pay to Epoch for services it performs and expenses it may incur as principal underwriter and general distributor.

                                LEGAL MATTERS

There are no legal proceedings to which we, the Separate Account or the Principal Underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

      - the Separate Account; or

      - the ability of the principal underwriter to perform its contract with the Separate Account; or

      - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.


                             FURTHER INFORMATION

A Registration Statement under the Securities Act of 1933 relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

                                 APPENDIX A

                 MORE INFORMATION ABOUT THE GENERAL ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the General Account are not generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the fixed portion of the annuity policy and the General Account may be subject to the provisions of the 1933 Act concerning the accuracy and completeness of statements made in the Prospectus. The disclosures in this APPENDIX A have not been reviewed by the SEC.

The Fixed Account is part of the Company's General Account which is made up of all of the general assets of the Company other than those allocated to separate accounts. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. The General Account is not segregated or insulated from the claims of the insurance company's creditors. Any amounts allocated to the Fixed Account or amounts that we guarantee in excess of your Contract Value are subject to our financial strength and claim's paying ability, and are subject to the risk that the insurance company may not be able to cover, or may default on, its obligations under those guarantees. A portion or all of net purchase payments may be allocated to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Currently, the Company will credit amounts allocated to the General Account with interest at an effective annual rate of at least 3%, compounded daily. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

If a Policy is surrendered, or if an Excess Amount is redeemed, while the Policy is in force and before the Annuity Date, a surrender charge is imposed if such event occurs before the payments attributable to the surrender or withdrawal have been credited to the Policy less than nine full policy years.

TRANSFERS TO OR FROM THE FIXED ACCOUNT.    Transfers to or from the Fixed
Account are subject to the Company's then-current rules on Disruptive Trading, as may be amended from time to time. In addition, the Company reserves the right to impose reasonable rules on transfers, including but not limited to the frequency, timing, and amount of transfers to or from the Fixed Account. The Company reserves the right to amend its Disruptive Trading and/or other transfer rules in its sole discretion. Certain states may also impose restrictions on payments and transfers to the Fixed Account.

                                 APPENDIX B

                       CONDENSED FINANCIAL INFORMATION
               COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                            SEPARATE ACCOUNT VA-K

THE FOLLOWING TABLES PROVIDE CONDENSED FINANCIAL INFORMATION FOR THE SUB-ACCOUNTS OF THE COMPANY FOR THE 10-YEAR PERIOD ENDING DECEMBER 31, 2013.

                                                                               YEAR ENDED DECEMBER 31ST
                                                 -----------------------------------------------------------------------------------
SUB-ACCOUNT                                       2013      2012     2011    2010    2009    2008    2007     2006    2005     2004
-----------------------------------------------  -------  -------  -------  ------  ------  ------  ------   ------  ------  -------

GOLDMAN SACHS VIT CORE FIXED INCOME FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period..........................    2.644    2.514    2.385   2.258   1.998   2.217   2.107    2.051   2.044    1.995
  End of Period................................    2.570    2.644    2.514   2.385   2.258   1.998   2.217    2.107   2.051    2.044
Number of Units Outstanding at End of Period
 (in thousands)................................   12,036   13,486   15,765  18,836  21,410  25,230  35,535   43,089  53,146   69,962
GOLDMAN SACHS VIT EQUITY INDEX FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period..........................    3.823    3.358    3.348   2.956   2.376   3.842   3.702    3.253   3.162    2.908
  End of Period................................    4.967    3.823    3.358   3.348   2.956   2.376   3.842    3.702   3.253    3.162
Number of Units Outstanding at End of Period
 (in thousands)................................   15,338   16,918   19,613  22,191  25,377  29,956  37,356   48,997  66,358   86,857
GOLDMAN SACHS VIT GLOBAL MARKETS NAVIGATOR FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period..........................    1.047      N/A      N/A     N/A     N/A     N/A     N/A      N/A     N/A      N/A
  End of Period................................    1.172    1.047      N/A     N/A     N/A     N/A     N/A      N/A     N/A      N/A
Number of Units Outstanding at End of Period
 (in thousands)................................        8       10      N/A     N/A     N/A     N/A     N/A      N/A     N/A      N/A
GOLDMAN SACHS VIT GROWTH OPPORTUNITIES FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period..........................    4.889    4.154    4.389   3.731   2.387   4.093   3.479    3.339   2.954    2.527
  End of Period................................    6.370    4.889    4.154   4.389   3.731   2.387   4.093    3.479   3.339    2.954
Number of Units Outstanding at End of Period
 (in thousands)................................    5,710    6,560    7,385   8,745  10,148  12,410  15,605   21,026  30,692   40,196
GOLDMAN SACHS VIT HIGH QUALITY FLOATING RATE FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT GOVERNMENT INCOME FUND
   (SERVICE SHARES) ON APRIL 30, 2013)
Unit Value:
  Beginning of Period..........................    2.308    2.278    2.174   2.097   1.999   1.966   1.859    1.813   1.811    1.800
  End of Period................................    2.284    2.308    2.278   2.174   2.097   1.999   1.966    1.859   1.813    1.811
Number of Units Outstanding at End of Period
 (in thousands)................................    6,797    7,815    9,208  12,089  13,502  17,980  21,540   25,119  31,920   41,890
GOLDMAN SACHS VIT MID CAP VALUE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period..........................    4.646    3.989    4.334   3.527   2.695   4.356   4.284    3.767   3.566    3.032
  End of Period................................    6.070    4.646    3.989   4.334   3.527   2.695   4.356    4.284   3.767    3.566
Number of Units Outstanding at End of Period
 (in thousands)................................    6,912    7,939    9,291  10,849  13,005  15,595  20,393   26,246  32,822   43,892


                                                                              YEAR ENDED DECEMBER 31ST
                                                ------------------------------------------------------------------------------------
SUB-ACCOUNT                                      2013    2012     2011    2010     2009     2008    2007     2006    2005     2004
----------------------------------------------  ------  -------  ------  -------  ------  -------  ------  -------  ------   -------

GOLDMAN SACHS VIT MONEY MARKET FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.........................   1.436    1.457   1.478    1.500   1.520    1.508   1.458    1.413   1.396     1.403
  End of Period...............................   1.415    1.436   1.457    1.478   1.500    1.520   1.508    1.458   1.413     1.396
Number of Units Outstanding at End of Period
 (in thousands)...............................  15,235   16,132  18,260   21,625  22,501   31,904  33,323   38,290  48,947    61,685
GOLDMAN SACHS VIT STRATEGIC GROWTH FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT CAPITAL GROWTH FUND
   (SERVICE SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period.........................   2.435    2.066   2.158    1.982   1.363    2.383   2.198    2.044   1.931     1.824
  End of Period...............................   3.168    2.435   2.066    2.158   1.982    1.363   2.383    2.198   2.044     1.931
Number of Units Outstanding at End of Period
 (in thousands)...............................  17,975   20,317  23,167   26,381  30,601   36,291  44,312   56,681  74,016   100,514
GOLDMAN SACHS VIT STRATEGIC INTERNATIONAL EQUITY FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.........................   1.671    1.402   1.677    1.546   1.222    2.300   2.164    1.807   1.632     1.446
  End of Period...............................   2.037    1.671   1.402    1.677   1.546    1.222   2.300    2.164   1.807     1.632
Number of Units Outstanding at End of Period
 (in thousands)...............................  12,688   14,436  16,723   18,878  21,903   26,553  33,576   43,581  67,004    89,898
GOLDMAN SACHS VIT U.S. EQUITY INSIGHTS FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND
   (SERVICE SHARES) ON APRIL 30, 2014)
Unit Value:
  Beginning of Period.........................   2.801    2.490   2.432    2.192   1.840    2.969   3.066    2.761   2.643     2.429
  End of Period...............................   3.788    2.801   2.490    2.432   2.192    1.840   2.969    3.066   2.761     2.643
Number of Units Outstanding at End of Period
 (in thousands)...............................  13,020   14,660  16,435   19,032  21,814   25,317  31,767   40,398  49,770    66,133
AIM V.I. AGGRESSIVE GROWTH FUND (SERIES I SHARES)
(MERGED INTO THE AIM V.I. CAPITAL APPRECIATION FUND (SERIES I SHARES)
   ON MAY 1, 2006; NAME CHANGE TO THE INVESCO V.I. CAPITAL APPRECIATION
   FUND (SERIES I SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period.........................     N/A      N/A     N/A      N/A     N/A      N/A     N/A    0.724   0.695     0.631
  End of Period...............................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A   0.724     0.695
Number of Units Outstanding at End of Period
 (in thousands)...............................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A  23,935    33,515
AIM V.I. BLUE CHIP FUND (SERIES I SHARES)
(MERGED INTO THE AIM V.I. LARGE CAP GROWTH FUND (SERIES I SHARES) ON
   JUNE 12, 2006; NAME CHANGED TO THE INVESCO V.I. LARGE CAP GROWTH FUND
   (SERIES I SHARES) ON APRIL 30, 2010; NAME CHANGED TO THE INVESCO VAN
   KAMPEN V.I. CAPITAL GROWTH FUND (SERIES I SHARES) ON APRIL 29, 2011)
Unit Value:
  Beginning of Period.........................     N/A      N/A     N/A      N/A     N/A      N/A     N/A    0.811   0.795     0.771
  End of Period...............................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A   0.811     0.795
Number of Units Outstanding at End of Period
 (in thousands)...............................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A   4,592     5,239


                                                                              YEAR ENDED DECEMBER 31ST
                                                ------------------------------------------------------------------------------------
SUB-ACCOUNT                                      2013     2012    2011     2010    2009     2008    2007     2006    2005     2004
----------------------------------------------  -------  ------  ------   ------  ------   ------  ------   ------  -------  -------

AIM V.I. CORE STOCK FUND (SERIES I SHARES)
(MERGED INTO THE AIM V.I. CORE EQUITY FUND (SERIES I SHARES) ON
   MAY 1, 2006; NAME CHANGE TO THE INVESCO V.I. CORE EQUITY FUND
   (SERIES I SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period.........................      N/A     N/A     N/A      N/A     N/A      N/A     N/A    0.700    0.672    0.645
  End of Period...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A    0.700    0.672
Number of Units Outstanding at End of Period
 (in thousands)...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A   16,096   23,037
AIM V.I. PREMIER EQUITY FUND (SERIES I SHARES)
(MERGED INTO THE AIM V.I. CORE EQUITY FUND (SERIES I SHARES) ON
   MAY 1, 2006; NAME CHANGED TO THE INVESCO V.I. CORE EQUITY FUND
   (SERIES I SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period.........................      N/A     N/A     N/A      N/A     N/A      N/A     N/A    0.700    0.672    0.645
  End of Period...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A    0.700    0.672
Number of Units Outstanding at End of Period
 (in thousands)...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A   16,096   23,037
AIT CORE EQUITY FUND (SERVICE SHARES)
(MERGED INTO THE GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY FUND ON
   JANUARY 9, 2006; NAME CHANGED TO THE GOLDMAN SACHS VIT U.S.
   EQUITY INSIGHTS FUND (SERVICE SHARES) ON MAY 1, 2006)
Unit Value:
  Beginning of Period.........................      N/A     N/A     N/A      N/A     N/A      N/A     N/A    2.761    2.643    2.429
  End of Period...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A    2.761    2.643
Number of Units Outstanding at End of Period
 (in thousands)...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A   49,040   66,133
AIT EQUITY INDEX FUND (SERVICE SHARES)
(MERGED INTO THE GOLDMAN SACHS VIT EQUITY INDEX FUND (SERVICE SHARES)
   ON JANUARY 9, 2006)
Unit Value:
  Beginning of Period.........................      N/A     N/A     N/A      N/A     N/A      N/A     N/A    3.253    3.162    2.908
  End of Period...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A    3.253    3.162
Number of Units Outstanding at End of Period
 (in thousands)...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A   66,358   86,857
AIT GOVERNMENT BOND FUND (SERVICE SHARES)
(MERGED INTO THE GOLDMAN SACHS VIT GOVERNMENT INCOME FUND
   (SERVICE SHARES) ON JANUARY 9, 2006)
Unit Value:
  Beginning of Period.........................      N/A     N/A     N/A      N/A     N/A      N/A     N/A    1.813    1.811    1.800
  End of Period...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A    1.813    1.811
Number of Units Outstanding at End of Period
 (in thousands)...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A   31,920   41,890


                                                                              YEAR ENDED DECEMBER 31ST
                                                ------------------------------------------------------------------------------------
SUB-ACCOUNT                                      2013     2012    2011     2010    2009     2008    2007     2006    2005     2004
----------------------------------------------  -------  ------  ------   ------  ------   ------  ------   ------  ------   -------

AIT MONEY MARKET FUND (SERVICE SHARES)
(MERGED INTO THE GOLDMAN SACHS VIT MONEY MARKET FUND
   (SERVICE SHARES) JANUARY 9, 2006)
Unit Value:
  Beginning of Period.........................      N/A     N/A     N/A      N/A     N/A      N/A     N/A    1.413   1.396     1.403
  End of Period...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A   1.413     1.396
Number of Units Outstanding at End of Period
 (in thousands)...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A  48,947    61,685
AIT SELECT AGGRESSIVE GROWTH FUND (SERVICE SHARES)
(MERGED INTO THE AIT SELECT GROWTH FUND (SERVICE SHARES) ON APRIL 17,
   2003; NAME CHANGED TO THE GOLDMAN SACHS VIT CAPITAL GROWTH FUND
   (SERVICE SHARES) ON JANUARY 9, 2006; NAME CHANGED TO THE GOLDMAN
   SACHS VIT STRATEGIC GROWTH FUND (SERVICE SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period.........................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A     N/A       N/A
  End of Period...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A     N/A       N/A
Number of Units Outstanding at End of Period
 (in thousands)...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A     N/A       N/A
AIT SELECT CAPITAL APPRECIATION FUND (SERVICE SHARES)
(MERGED INTO THE GOLDMAN SACHS VIT GROWTH OPPORTUNITIES FUND
   (SERVICE SHARES) ON JANUARY 9, 2006)
Unit Value:
  Beginning of Period.........................      N/A     N/A     N/A      N/A     N/A      N/A     N/A    3.339   2.954     2.527
  End of Period...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A   3.339     2.954
Number of Units Outstanding at End of Period
 (in thousands)...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A  30,692    40,196
AIT SELECT EMERGING MARKETS (SERVICE SHARES)
(MERGED INTO THE AIT SELECT INTERNATIONAL EQUITY (SERVICE SHARES) ON
   APRIL 30, 2003; MERGED INTO THE GOLDMAN SACHS VIT INTERNATIONAL
   EQUITY FUND (SERVICE SHARES) ON JANUARY 9, 2006; NAME CHANGED TO
   THE GOLDMAN SACHS VIT STRATEGIC INTERNATIONAL EQUITY FUND
   (SERVICE SHARES) ON APRIL 30, 2007)
Unit Value:
  Beginning of Period.........................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A     N/A       N/A
  End of Period...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A     N/A       N/A
Number of Units Outstanding at End of Period
 (in thousands)...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A     N/A       N/A
AIT SELECT GROWTH & INCOME FUND (SERVICE SHARES)
(MERGED INTO THE AIT EQUITY INDEX FUND (SERVICE SHARES) ON
   APRIL 25, 2003; MERGED INTO THE GOLDMAN SACHS VIT EQUITY INDEX
   FUND (SERVICE SHARES) ON JANUARY 9, 2006)
Unit Value:
  Beginning of Period.........................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A     N/A       N/A
  End of Period...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A     N/A       N/A
Number of Units Outstanding at End of Period
 (in thousands)...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A     N/A       N/A


                                                                             YEAR ENDED DECEMBER 31ST
                                               -------------------------------------------------------------------------------------
SUB-ACCOUNT                                     2013     2012    2011     2010    2009     2008    2007     2006     2005     2004
---------------------------------------------  ------  -------  ------  -------  ------   ------  ------   ------  -------  -------

AIT SELECT GROWTH FUND (SERVICE SHARES)
(MERGED INTO THE GOLDMAN SACHS VIT CAPITAL GROWTH FUND
   (SERVICE SHARES) ON JANUARY 9, 2006; NAME CHANGED TO THE GSVIT
   STRATEGIC GROWTH FUND (SERVICE SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period........................     N/A      N/A     N/A      N/A     N/A      N/A     N/A    2.044    1.931    1.824
  End of Period..............................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A    2.044    1.931
Number of Units Outstanding at End of Period
 (in thousands)..............................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A   74,016  100,514
AIT SELECT INTERNATIONAL EQUITY FUND (SERVICE SHARES)
(MERGED INTO THE GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND
   (SERVICE SHARES) ON JANUARY 9, 2006; NAME CHANGED TO THE GOLDMAN
   SACHS VIT STRATEGIC INTERNATIONAL EQUITY FUND ON APRIL 30, 2007)
Unit Value:
  Beginning of Period........................     N/A      N/A     N/A      N/A     N/A      N/A     N/A    1.807    1.632    1.446
  End of Period..............................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A    1.807    1.632
Number of Units Outstanding at End of Period
 (in thousands)..............................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A   67,004   89,898
AIT SELECT INVESTMENT GRADE INCOME FUND (SERVICE SHARES)
(MERGED INTO THE GOLDMAN SACHS VIT CORE FIXED INCOME FUND
   (SERVICE SHARES) ON JANUARY 9, 2006)
Unit Value:
  Beginning of Period........................     N/A      N/A     N/A      N/A     N/A      N/A     N/A    2.051    2.044    1.995
  End of Period..............................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A    2.051    2.044
Number of Units Outstanding at End of Period
 (in thousands)..............................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A   53,146   69,962
AIT SELECT STRATEGIC GROWTH FUND (SERVICE SHARES)
(MERGED INTO THE AIT SELECT GROWTH FUND (SERVICE SHARES) ON
   APRIL 17 2003; MERGED INTO THE GOLDMAN SACHS VIT CAPITAL GROWTH
   FUND (SERVICE SHARES) ON JANUARY 9, 2009; NAME CHANGED TO THE
   GOLDMAN SACHS VIT STRATEGIC GROWTH FUND (SERVICE SHARES) ON
   APRIL 30, 2010)
Unit Value:
  Beginning of Period........................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A      N/A      N/A
  End of Period..............................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A      N/A      N/A
Number of Units Outstanding at End of Period
 (in thousands)..............................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A      N/A      N/A
AIT SELECT STRATEGIC INCOME FUND (SERVICE SHARES)
(MERGED INTO THE AIT SELECT INVESTMENT GRADE INCOME FUND
   (SERVICE SHARES) ON APRIL 22, 2003; MERGED INTO THE GOLDMAN SACHS
   VIT CORE FIXED INCOME FUND (SERVICE SHARES) ON JANUARY 9, 2006)
Unit Value:
  Beginning of Period........................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A      N/A      N/A
  End of Period..............................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A      N/A      N/A
Number of Units Outstanding at End of Period
 (in thousands)..............................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A      N/A      N/A


                                                                             YEAR ENDED DECEMBER 31ST
                                               -------------------------------------------------------------------------------------
SUB-ACCOUNT                                     2013      2012    2011     2010    2009     2008    2007     2006    2005     2004
---------------------------------------------  -------  -------  ------  -------  ------  -------  ------  -------  ------  --------

AIT SELECT VALUE OPPORTUNITY FUND (SERVICE SHARES)
(MERGED INTO THE GOLDMAN SACHS VIT MID CAP VALUE FUND
   (SERVICE SHARES) ON JANUARY 9, 2009)
Unit Value:
  Beginning of Period........................      N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A   3.566     3.032
  End of Period..............................      N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A   3.767     3.566
Number of Units Outstanding at End of Period
 (in thousands)..............................      N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A  32,822    43,892
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period........................    1.299    1.124   1.076    0.968   0.816    1.396   1.351    1.172   1.137     1.037
  End of Period..............................    1.723    1.299   1.124    1.076   0.968    0.816   1.396    1.351   1.172     1.137
Number of Units Outstanding at End of Period
 (in thousands)..............................    9,923   11,610  12,978   16,216  19,640   24,100  32,141   42,209  48,414    65,504
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period........................    0.682    0.596   0.626    0.578   0.428    0.721   0.644    0.658   0.581     0.544
  End of Period..............................    0.921    0.682   0.596    0.626   0.578    0.428   0.721    0.644   0.658     0.581
Number of Units Outstanding at End of Period
 (in thousands)..............................   11,617   13,649  16,454   19,756  23,019   29,012  40,336   55,573  76,799   102,546
ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period........................    1.860    1.593   1.769    1.418   1.009    1.593   1.592    1.415   1.346     1.147
  End of Period..............................    2.523    1.860   1.593    1.769   1.418    1.009   1.593    1.592   1.415     1.346
Number of Units Outstanding at End of Period
 (in thousands)..............................    2,242    2,577   3,196    3,514   4,131    4,626   5,674    6,563   6,354     7,193
ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period........................    1.145    1.006   1.061    0.966   0.810    1.393   1.475    1.237   1.190     1.065
  End of Period..............................    1.541    1.145   1.006    1.061   0.966    0.810   1.393    1.475   1.237     1.190
Number of Units Outstanding at End of Period
 (in thousands)..............................      719      833   1,159    1,334   1,597    1,867   2,492    3,145   4,468     4,632
DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES (STANDARD CLASS)
Unit Value:
  Beginning of Period........................    2.796    2.463   2.921    2.672   2.013    3.547   3.420    2.808   2.524     2.103
  End of Period..............................    3.384    2.796   2.463    2.921   2.672    2.013   3.547    3.420   2.808     2.524
Number of Units Outstanding at End of Period
 (in thousands)..............................    4,650    5,161   5,857    6,574   7,713    9,295  11,983   15,137  18,929    22,097
DELAWARE VIP SMID CAP GROWTH SERIES (SERVICE CLASS)
(NAME CHANGED FROM THE DELAWARE VIP GROWTH OPPORTUNITIES SERIES
   (SERVICE CLASS) ON MARCH 22, 2010)
Unit Value:
  Beginning of Period........................    1.336    1.225   1.152    0.859   0.601    1.029   0.926    0.886   0.809     0.732
  End of Period..............................    1.857    1.336   1.225    1.152   0.859    0.601   1.029    0.926   0.886     0.809
Number of Units Outstanding at End of Period
 (in thousands)..............................    2,269    2,822   2,636    2,809   3,101    3,411   4,013    5,306   7,033     9,689


                                                                              YEAR ENDED DECEMBER 31ST
                                                ------------------------------------------------------------------------------------
SUB-ACCOUNT                                      2013     2012    2011     2010    2009     2008    2007     2006    2005     2004
----------------------------------------------  -------  ------  ------   ------  ------   ------  ------  -------  ------  --------

DWS CAPITAL GROWTH VIP (CLASS A)
(DWS TECHNOLOGY VIP (CLASS A) MERGED INTO THIS FUND ON APRIL 29, 2011)
Unit Value:
  Beginning of Period.........................    0.537   0.470     N/A      N/A     N/A      N/A     N/A      N/A     N/A       N/A
  End of Period...............................    0.713   0.537   0.470      N/A     N/A      N/A     N/A      N/A     N/A       N/A
Number of Units Outstanding at End of Period
 (in thousands)...............................    4,201   4,750   5,561      N/A     N/A      N/A     N/A      N/A     N/A       N/A
DWS DREMAN FINANCIAL SERVICES VIP (CLASS A)
(MERGED INTO THE DWS DREMAN HIGH RETURN EQUITY SERVICES VIP
   (CLASS A) ON SEPTEMBER 15, 2006; NAME CHANGED TO THE DWS STRATEGIC
   VALUE VIP (CLASS A) ON JUNE 1, 2009; NAME CHANGED TO THE DWS LARGE
   CAP VALUE VIP (CLASS A) ON APRIL 29, 2011)
Unit Value:
  Beginning of Period.........................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A     N/A       N/A
  End of Period...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A     N/A       N/A
Number of Units Outstanding at End of Period
 (in thousands)...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A     N/A       N/A
DWS LARGE CAP VALUE VIP (CLASS A)
(DWS STRATEGIC VALUE VIP (CLASS A) MERGED INTO THIS FUND ON
   APRIL 29, 2011)
Unit Value:
  Beginning of Period.........................    1.202   1.111     N/A      N/A     N/A      N/A     N/A      N/A     N/A       N/A
  End of Period...............................    1.550   1.202   1.111      N/A     N/A      N/A     N/A      N/A     N/A       N/A
Number of Units Outstanding at End of Period
 (in thousands)...............................      748     807     849      N/A     N/A      N/A     N/A      N/A     N/A       N/A
DWS STRATEGIC VALUE VIP (CLASS A)
(MERGED INTO THE DWS LARGE CAP VALUE VIP (CLASS A) ON APRIL 29, 2011)
Unit Value:
  Beginning of Period.........................      N/A     N/A   1.123    1.013   0.820    1.541   1.593    1.412   1.433     1.299
  End of Period...............................      N/A     N/A     N/A    1.123   1.013    0.820   1.541    1.593   1.412     1.433
Number of Units Outstanding at End of Period
 (in thousands)...............................      N/A     N/A     N/A    1,036   1,191    1,415   1,861    2,631   4,114     5,807
DWS TECHNOLOGY VIP (CLASS A)
(MERGED INTO THE DWS CAPITAL GROWTH VIP (CLASS A) ON APRIL 29, 2011)
Unit Value:
  Beginning of Period.........................      N/A     N/A   0.500    0.427   0.270    0.510   0.453    0.456   0.446     0.444
  End of Period...............................      N/A     N/A     N/A    0.500   0.427    0.270   0.510    0.453   0.456     0.446
Number of Units Outstanding at End of Period
 (in thousands)...............................      N/A     N/A     N/A    6,419   7,333    8,137  10,107   14,478  19,054    29,415
EATON VANCE VT FLOATING-RATE INCOME FUND
(CLOSED TO NEW PAYMENT ALLOCATIONS OR TRANSFERS ON NOVEMBER 15, 2010)
Unit Value:
  Beginning of Period.........................    1.276   1.206   1.194    1.110   0.780    1.087   1.085    1.044   1.020     1.006
  End of Period...............................    1.306   1.276   1.206    1.194   1.110    0.780   1.087    1.085   1.044     1.020
Number of Units Outstanding at End of Period
 (in thousands)...............................    3,227   3,168   4,154    3,744   3,475    2,972   4,733    6,715   6,972     8,142


                                                                            YEAR ENDED DECEMBER 31ST
                                           -----------------------------------------------------------------------------------------
SUB-ACCOUNT                                  2013     2012    2011     2010     2009      2008    2007      2006    2005      2004
-----------------------------------------  -------  -------  -------  -------  -------  -------  -------  -------  -------  --------

FIDELITY VIP ASSET MANAGER(SM) PORTFOLIO (INITIAL CLASS)
Unit Value:
  Beginning of Period....................    2.418    2.181    2.271    2.017    1.585    2.257    1.982    1.874    1.828     1.759
  End of Period..........................    2.757    2.418    2.181    2.271    2.017    1.585    2.257    1.982    1.874     1.828
Number of Units Outstanding at End of
 Period (in thousands)...................    5,083    5,590    6,496    7,258    9,042    9,493   11,467   14,627   18,873    25,020
FIDELITY VIP CONTRAFUND(R) PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period....................    1.680    1.468    1.532    1.329    0.996    1.763    1.525    1.389    1.208     1.064
  End of Period..........................    2.168    1.680    1.468    1.532    1.329    0.996    1.763    1.525    1.389     1.208
Number of Units Outstanding at End of
 Period (in thousands)...................    7,827    8,713   10,868   12,554   14,305   17,306   20,729   26,940   29,669    28,056
FIDELITY VIP EQUITY-INCOME PORTFOLIO (INITIAL CLASS)
Unit Value:
  Beginning of Period....................    4.408    3.813    3.831    3.376    2.631    4.656    4.653    3.928    3.765     3.426
  End of Period..........................    5.566    4.408    3.813    3.831    3.376    2.631    4.656    4.653    3.928     3.765
Number of Units Outstanding at End of
 Period (in thousands)...................   13,582   15,181   17,546   20,448   23,529   27,981   35,001   44,306   58,900    77,753
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period....................    0.941    0.800    0.796    0.654    0.456    1.032    0.852    0.823    0.768     0.729
  End of Period..........................    1.275    0.941    0.800    0.796    0.654    0.456    1.032    0.852    0.823     0.768
Number of Units Outstanding at End of
 Period (in thousands)...................    2,592    3,184    2,473    2,600    2,494    2,743    2,892    3,464    4,224     6,851
FIDELITY VIP GROWTH PORTFOLIO (INITIAL CLASS)
Unit Value:
  Beginning of Period....................    3.924    3.472    3.516    2.873    2.272    4.365    3.488    3.313    3.177     3.119
  End of Period..........................    5.272    3.924    3.472    3.516    2.873    2.272    4.365    3.488    3.313     3.177
Number of Units Outstanding at End of
 Period (in thousands)...................   12,524   14,324   16,077   18,482   21,886   25,449   30,358   39,741   55,169    74,506
FIDELITY VIP HIGH INCOME PORTFOLIO (INITIAL CLASS)
Unit Value:
  Beginning of Period....................    3.198    2.841    2.771    2.470    1.741    2.355    2.325    2.121    2.096     1.940
  End of Period..........................    3.339    3.198    2.841    2.771    2.470    1.741    2.355    2.325    2.121     2.096
Number of Units Outstanding at End of
 Period (in thousands)...................    5,821    6,327    6,876    7,806    9,106   10,768   14,775   18,468   23,701    31,613
FIDELITY VIP MID CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period....................    2.165    1.917    2.182    1.722    1.251    2.101    1.849    1.669    1.435     1.168
  End of Period..........................    2.898    2.165    1.917    2.182    1.722    1.251    2.101    1.849    1.669     1.435
Number of Units Outstanding at End of
 Period (in thousands)...................    2,170    2,462    3,236    3,972    4,597    6,243    7,819   12,512   14,845    11,728
FIDELITY VIP OVERSEAS PORTFOLIO (INITIAL CLASS)
Unit Value:
  Beginning of Period....................    2.317    1.947    2.386    2.140    1.716    3.099    2.680    2.303    1.963     1.753
  End of Period..........................    2.979    2.317    1.947    2.386    2.140    1.716    3.099    2.680    2.303     1.963
Number of Units Outstanding at End of
 Period (in thousands)...................    5,813    6,755    7,351    8,148    9,536   11,299   13,297   16,512   20,504    27,367


                                                                            YEAR ENDED DECEMBER 31ST
                                            ----------------------------------------------------------------------------------------
SUB-ACCOUNT                                  2013     2012     2011     2010     2009     2008    2007      2006    2005      2004
------------------------------------------  -------  ------  -------  -------  -------  -------  -------  -------  -------  --------

FIDELITY VIP VALUE STRATEGIES PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.....................    1.622   1.296    1.445    1.161    0.750    1.561    1.503    1.314    1.302     1.161
  End of Period...........................    2.082   1.622    1.296    1.445    1.161    0.750    1.561    1.503    1.314     1.302
Number of Units Outstanding at End of
 Period (in thousands)....................      925   1,072    1,235    1,469    2,056    1,887    2,502    2,937    4,078     5,714
FRANKLIN GROWTH AND INCOME VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP FRANKLIN GROWTH AND INCOME
   SECURITIES FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period.....................    1.334   1.206    1.195    1.039    0.833    1.303    1.373    1.194    1.170     1.073
  End of Period...........................    1.703   1.334    1.206    1.195    1.039    0.833    1.303    1.373    1.194     1.170
Number of Units Outstanding at End of
 Period (in thousands)....................    1,686   2,012    1,687    1,402    1,480    1,881    3,026    3,394    4,736     6,197
FRANKLIN LARGE CAP GROWTH VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP FRANKLIN LARGE CAP GROWTH
   SECURITIES FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period.....................    1.211   1.094    1.127    1.025    0.801    1.242    1.186    1.086    1.090     1.025
  End of Period...........................    1.535   1.211    1.094    1.127    1.025    0.801    1.242    1.186    1.086     1.090
Number of Units Outstanding at End of
 Period (in thousands)....................      369     400      481      609      743    1,024    1,381    1,663    2,261     2,580
FRANKLIN MUTUAL SHARES VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP MUTUAL SHARES SECURITIES FUND
   (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period.....................    1.388   1.233    1.264    1.154    0.929    1.498    1.469    1.259    1.156     1.041
  End of Period...........................    1.755   1.388    1.233    1.264    1.154    0.929    1.498    1.469    1.259     1.156
Number of Units Outstanding at End of
 Period (in thousands)....................    1,751   2,123    2,796    3,177    4,138    4,067    4,789    5,495    5,103     5,702
FRANKLIN SMALL-MID CAP GROWTH VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP FRANKLIN SMALL-MID CAP GROWTH
   SECURITIES FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period.....................    0.933   0.854    0.911    0.724    0.512    0.903    0.824    0.769    0.745     0.678
  End of Period...........................    1.271   0.933    0.854    0.911    0.724    0.512    0.903    0.824    0.769     0.745
Number of Units Outstanding at End of
 Period (in thousands)....................    8,003   9,536   10,923   13,175   15,939   19,624   25,735   39,206   45,151    55,170
TEMPLETON FOREIGN VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP TEMPLETON FOREIGN SECURITIES FUND
   (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period.....................    1.536   1.318    1.496    1.401    1.037    1.765    1.551    1.296    1.194     1.022
  End of Period...........................    1.861   1.536    1.318    1.496    1.401    1.037    1.765    1.551    1.296     1.194
Number of Units Outstanding at End of
 Period (in thousands)....................    2,875   3,374    3,692    4,393    5,181    6,468    8,590   11,597   13,063    17,180


                                                                             YEAR ENDED DECEMBER 31ST
                                             ---------------------------------------------------------------------------------------
SUB-ACCOUNT                                   2013     2012     2011     2010    2009     2008     2007     2006     2005     2004
-------------------------------------------  -------  ------   ------  -------  -------  -------  ------   ------  -------  --------

INVESCO V.I. AMERICAN FRANCHISE FUND (SERIES I SHARES)
(INVESCO V.I. LARGE CAP GROWTH SERIES (SERIES I SHARES) MERGED INTO THIS
   FUND ON APRIL 29, 2011; INVESCO V.I. CAPITAL APPRECIATION FUND (SERIES I
   SHARES) MERGED INTO THIS FUND ON APRIL 27, 2012; NAME CHANGED FROM THE
   INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND (SERIES I SHARES) ON
   APRIL 30, 2012; NAME CHANGED FROM THE INVESCO VAN KAMPEN V.I.
   AMERICAN FRANCHISE FUND (SERIES I SHARES) ON MAY 1, 2013)
Unit Value:
  Beginning of Period......................    0.891   0.795      N/A      N/A      N/A      N/A     N/A      N/A      N/A       N/A
  End of Period............................    1.230   0.891    0.795      N/A      N/A      N/A     N/A      N/A      N/A       N/A
Number of Units Outstanding at End of
 Period (in thousands).....................    4,298   5,025    1,175      N/A      N/A      N/A     N/A      N/A      N/A       N/A
INVESCO V.I. CAPITAL APPRECIATION FUND (SERIES I SHARES)
(NAME CHANGED FROM THE AIM V.I. CAPITAL APPRECIATION FUND (SERIES I
   SHARES) ON APRIL 30, 2010; MERGED INTO THE INVESCO VAN KAMPEN V.I.
   CAPITAL GROWTH FUND (SERIES I SHARES) ON APRIL 27, 2012)
Unit Value:
  Beginning of Period......................      N/A   0.601    0.663    0.582    0.488    0.861   0.780    0.724    0.695     0.631
  End of Period............................      N/A     N/A    0.601    0.663    0.582    0.488   0.861    0.780    0.724     0.695
Number of Units Outstanding at End of
 Period (in thousands).....................      N/A     N/A    6,180    7,226    8,576   10,126  12,899   16,500   23,935    33,515
INVESCO V.I. CAPITAL DEVELOPMENT FUND (SERIES II SHARES)
(NAME CHANGED FROM THE AIM V.I. CAPITAL DEVELOPMENT FUND (SERIES II
   SHARES) ON APRIL 30, 2010; MERGED INTO THE INVESCO VAN KAMPEN V.I.
   MID CAP GROWTH FUND (SERIES II SHARES) ON APRIL 27, 2012)
Unit Value:
  Beginning of Period......................      N/A   1.170    1.282    1.098    0.784    1.506   1.382    1.206    1.120     0.986
  End of Period............................      N/A     N/A    1.170    1.282    1.098    0.784   1.506    1.382    1.206     1.120
Number of Units Outstanding at End of
 Period (in thousands).....................      N/A     N/A      281      337      423      517     625      756      930     1,348
INVESCO V.I. CORE EQUITY FUND (SERIES I SHARES)
(NAME CHANGED FROM THE AIM V.I. CORE EQUITY FUND (SERIES I SHARES)
   ON APRIL 30, 2010)
Unit Value:
  Beginning of Period......................    0.880   0.784    0.796    0.737    0.583    0.847   0.795    0.700    0.672     0.645
  End of Period............................    1.121   0.880    0.784    0.796    0.737    0.583   0.847    0.795    0.700     0.672
Number of Units Outstanding at End of
 Period (in thousands).....................    4,337   5,365    4,867    5,585    7,125    8,835   9,093   11,112   16,096    23,037
INVESCO V.I. GLOBAL HEALTH CARE FUND (SERIES I SHARES)
(NAME CHANGE FROM THE AIM V.I. GLOBAL HEALTH CARE FUND
   (SERIES I SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period......................    1.302   1.093    1.067    1.028    0.817    1.161   1.054    1.016    0.953     0.899
  End of Period............................    1.803   1.302    1.093    1.067    1.028    0.817   1.161    1.054    1.016     0.953
Number of Units Outstanding at End of
 Period (in thousands).....................    2,796   2,864    2,583    3,052    3,481    4,470   5,729    7,843   10,501    14,795


                                                                            YEAR ENDED DECEMBER 31ST
                                             ---------------------------------------------------------------------------------------
SUB-ACCOUNT                                   2013     2012     2011    2010     2009     2008     2007     2006     2005     2004
-------------------------------------------  -------  ------  -------  -------  ------   ------  -------  -------  -------  --------

INVESCO V.I. LARGE CAP GROWTH FUND (SERIES I SHARES)
(NAME CHANGED FROM THE AIM V.I. LARGE CAP GROWTH FUND (SERIES I
   SHARES) ON APRIL 30, 2010; MERGED INTO THE INVESCO VAN KAMPEN V.I.
   CAPITAL GROWTH FUND (SERIES I SHARES) ON APRIL 29, 2011)
Unit Value:
  Beginning of Period......................      N/A     N/A    0.858    0.742   0.598    0.983    0.862    0.811    0.795     0.771
  End of Period............................      N/A     N/A      N/A    0.858   0.742    0.598    0.983    0.862    0.811     0.795
Number of Units Outstanding at End of
 Period (in thousands).....................      N/A     N/A      N/A    1,501   1,813    2,265    3,044    3,685    4,592     5,239
INVESCO V.I. MID CAP GROWTH FUND (SERIES II SHARES)
(INVESCO V.I. CAPITAL DEVELOPMENT FUND (SERIES II SHARES) MERGED INTO THIS
   FUND ON APRIL 27, 2012; NAME CHANGED FROM THE INVESCO VAN KAMPEN V.I.
   MID CAP GROWTH FUND (SERIES II SHARES) ON MAY 1, 2013)
Unit Value:
  Beginning of Period......................    1.290     N/A      N/A      N/A     N/A      N/A      N/A      N/A      N/A       N/A
  End of Period............................    1.736   1.290      N/A      N/A     N/A      N/A      N/A      N/A      N/A       N/A
Number of Units Outstanding at End of
 Period (in thousands).....................      228     248      N/A      N/A     N/A      N/A      N/A      N/A      N/A       N/A
INVESCO V.I. VALUE OPPORTUNITIES FUND (SERIES II SHARES)
(NAME CHANGED FROM THE AIM V.I. BASIC VALUE FUND (SERIES II SHARES) ON
   APRIL 30, 2010; NAME CHANGED FROM THE INVESCO V.I. BASIC VALUE FUND
   (SERIES II SHARES) ON APRIL 30, 2012; NAME CHANGED FROM THE INVESCO
   VAN KAMPEN V.I. VALUE OPPORTUNITIES FUND (SERIES II SHARES) ON
   MAY 1, 2013)
Unit Value:
  Beginning of Period......................    1.009   0.870    0.914    0.867   0.595    1.256    1.258    1.130    1.088     0.996
  End of Period............................    1.325   1.009    0.870    0.914   0.867    0.595    1.256    1.258    1.130     1.088
Number of Units Outstanding at End of
 Period (in thousands).....................    2,987   3,290    5,419    6,505   7,807    8,827   11,894   16,946   43,925    58,754
JANUS ASPEN GROWTH AND INCOME PORTFOLIO (SERVICE SHARES)
(LIQUIDATED ON APRIL 30, 2010)
Unit Value:
  Beginning of Period......................      N/A     N/A      N/A    0.786   0.575    0.993    0.929    0.875    0.792     0.719
  End of Period............................      N/A     N/A      N/A      N/A   0.786    0.575    0.993    0.929    0.875     0.792
Number of Units Outstanding at End of
 Period (in thousands).....................      N/A     N/A      N/A      N/A   9,066   11,703   15,236   20,104   24,143    28,738
JANUS ASPEN JANUS PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period......................    0.750   0.643    0.691    0.614   0.458    0.772    0.929    0.623    0.608     0.592
  End of Period............................    0.960   0.750    0.643    0.691   0.614    0.458    0.772    0.929    0.623     0.608
Number of Units Outstanding at End of
 Period (in thousands).....................    5,552   6,403    7,922    9,340  10,596   13,232   16,567   20,104   29,575    41,458


                                                                            YEAR ENDED DECEMBER 31ST
                                             ---------------------------------------------------------------------------------------
SUB-ACCOUNT                                    2013    2012     2011     2010    2009     2008     2007     2006    2005      2004
-------------------------------------------  -------  ------   ------  -------  -------  ------   ------   ------  -------  --------

MFS(R) MID CAP GROWTH SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period......................    1.066   0.929    1.004    0.789    0.567   1.188    1.101    1.092    1.077     0.956
  End of Period............................    1.441   1.066    0.929    1.004    0.789   0.567    1.188    1.101    1.092     1.077
Number of Units Outstanding at End of
 Period (in thousands).....................      415     439      612      740      732     968    1,315    1,938    3,638     5,322
MFS(R) NEW DISCOVERY SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period......................    1.608   1.350    1.530    1.142    0.711   1.194    1.184    1.064    1.028     0.982
  End of Period............................    2.238   1.608    1.350    1.530    1.142   0.711    1.194    1.184    1.064     1.028
Number of Units Outstanding at End of
 Period (in thousands).....................    1,559   1,738    1,987    2,085    1,848   1,703    1,453    1,689    1,933     2,682
MFS(R) TOTAL RETURN SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period......................    1.373   1.256    1.255    1.161    1.001   1.308    1.277    1.161    1.148     1.049
  End of Period............................    1.607   1.373    1.256    1.255    1.161   1.001    1.308    1.277    1.161     1.148
Number of Units Outstanding at End of
 Period (in thousands).....................    2,631   2,858    4,073    4,639    5,060   4,968    6,496    8,343   12,045    13,135
MFS(R) UTILITIES SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period......................    2.803   2.512    2.393    2.140    1.634   2.666    2.121    1.643    1.430     1.118
  End of Period............................    3.321   2.803    2.512    2.393    2.140   1.634    2.666    2.121    1.643     1.430
Number of Units Outstanding at End of
 Period (in thousands).....................    1,066   1,198    1,281    1,427    1,598   2,600    3,043    3,173    3,396     1,985
OPPENHEIMER CAPITAL APPRECIATION FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period......................    1.166   1.040    1.070    0.994    0.700   1.307    1.165    1.098    1.062     1.011
  End of Period............................    1.487   1.166    1.040    1.070    0.994   0.700    1.307    1.165    1.098     1.062
Number of Units Outstanding at End of
 Period (in thousands).....................    1,106   1,350    1,578    1,919    2,468   3,769    3,699    5,135    7,117     9,180
OPPENHEIMER CAPITAL INCOME FUND/VA (SERVICE SHARES)
(NAME CHANGED FROM OPPENHEIMER BALANCED FUND/VA (SERVICE SHARES)
   ON APRIL 30, 2013)
Unit Value:
  Beginning of Period......................    1.097   0.993    1.004    0.904    0.754   1.357    1.331    1.218    1.192     1.102
  End of Period............................    1.220   1.097    0.993    1.004    0.904   0.754    1.357    1.331    1.218     1.192
Number of Units Outstanding at End of
 Period (in thousands).....................      739     796    1,692    1,753    1,978   1,469    2,111    2,466    3,166     3,287
OPPENHEIMER GLOBAL FUND/VA (SERVICE SHARES)
(NAME CHANGED FROM OPPENHEIMER GLOBAL SECURITIES FUND/VA
   (SERVICE SHARES) ON APRIL 30, 2013)
Unit Value:
  Beginning of Period......................    1.707   1.432    1.589    1.393    1.015   1.725    1.650    1.427    1.269     1.084
  End of Period............................    2.137   1.707    1.432    1.589    1.393   1.015    1.725    1.650    1.427     1.269
Number of Units Outstanding at End of
 Period (in thousands).....................    1,975   2,060    2,556    3,136    3,772   3,949    5,781    7,116    8,504     8,861


                                                                             YEAR ENDED DECEMBER 31ST
                                               -------------------------------------------------------------------------------------
SUB-ACCOUNT                                     2013     2012    2011     2010    2009     2008    2007     2006     2005     2004
---------------------------------------------  ------  -------  ------  -------  ------   ------  ------   ------  -------  --------

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (SERVICE SHARES)
(OPPENHEIMER HIGH INCOME FUND/VA (SERVICE SHARES) MERGED INTO THIS
   FUND ON OCTOBER 26, 2012)
Unit Value:
  Beginning of Period........................   0.421      N/A     N/A      N/A     N/A      N/A     N/A      N/A      N/A      N/A
  End of Period..............................   0.413    0.421     N/A      N/A     N/A      N/A     N/A      N/A      N/A      N/A
Number of Units Outstanding at End of Period
 (in thousands)..............................   3,048    3,227     N/A      N/A     N/A      N/A     N/A      N/A      N/A      N/A
OPPENHEIMER HIGH INCOME FUND/VA (SERVICE SHARES)
(MERGED INTO THE OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA
   (SERVICE SHARES) ON OCTOBER 26, 2012)
Unit Value:
  Beginning of Period........................     N/A    0.373   0.388    0.344   0.277    1.313   1.338    1.243    1.237    1.154
  End of Period..............................     N/A      N/A   0.373    0.388   0.344    0.277   1.313    1.338    1.243    1.237
Number of Units Outstanding at End of Period
 (in thousands)..............................     N/A      N/A   3,616    4,601   4,740    4,093   4,343    5,449    8,482   10,324
OPPENHEIMER MAIN STREET FUND(R)/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period........................   1.283    1.116   1.136    0.995   0.789    1.305   1.271    1.124    1.078    1.003
  End of Period..............................   1.661    1.283   1.116    1.136   0.995    0.789   1.305    1.271    1.124    1.078
Number of Units Outstanding at End of Period
 (in thousands)..............................     516      546     738      893   1,077    1,336   1,853    2,400    2,754    3,313
PIONEER EMERGING MARKETS VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period........................   2.069    1.880   2.498    2.193   1.279    3.112   2.216    1.660    1.224    1.047
  End of Period..............................   1.995    2.069   1.880    2.498   2.193    1.279   3.112    2.216    1.660    1.224
Number of Units Outstanding at End of Period
 (in thousands)..............................   3,494    3,706   4,677    5,233   5,782    6,357   7,420    9,249   13,222   15,009
PIONEER REAL ESTATE SHARES VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period........................   2.850    2.491   2.303    1.818   1.402    2.308   2.895    2.153    1.902    1.425
  End of Period..............................   2.852    2.850   2.491    2.303   1.818    1.402   2.308    2.895    2.153    1.902
Number of Units Outstanding at End of Period
 (in thousands)..............................   2,241    2,334   2,632    3,004   3,249    3,753   4,683    6,063    7,306    9,176
SCUDDER VIT EAFE EQUITY INDEX FUND (CLASS A)
(LIQUIDATED SCUDDER VIT EAFE EQUITY INDEX FUND ON JULY 25, 2005)
Unit Value:
  Beginning of Period........................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A      N/A
  End of Period..............................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A      N/A
Number of Units Outstanding at End of Period
 (in thousands)..............................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A      N/A


                                                                             YEAR ENDED DECEMBER 31ST
                                              --------------------------------------------------------------------------------------
SUB-ACCOUNT                                    2013     2012    2011     2010     2009    2008     2007     2006    2005      2004
--------------------------------------------  ------  -------  ------   ------  -------  -------  ------  -------  -------  -------

SVS DREMAN FINANCIAL SERVICES (CLASS A)
(MERGED INTO THE DWS DREMAN FINANCIAL SERVICES VIP (CLASS A) ON
   FEBRUARY 3, 2006; MERGED INTO THE DWS DREMAN HIGH RETURN EQUITY
   VIP (CLASS A) ON SEPTEMBER 15, 2006; NAME CHANGED TO THE DWS
   STRATEGIC VALUE VIP (CLASS A) ON JUNE 1, 2009; NAME CHANGED TO THE
   DWS LARGE CAP VALUE VIP (CLASS A) ON APRIL 29, 2011)
Unit Value:
  Beginning of Period.......................     N/A      N/A     N/A      N/A      N/A      N/A     N/A      N/A    1.433    1.299
  End of Period.............................     N/A      N/A     N/A      N/A      N/A      N/A     N/A      N/A      N/A    1.433
Number of Units Outstanding at End of Period
 (in thousands).............................     N/A      N/A     N/A      N/A      N/A      N/A     N/A      N/A      N/A    5,807
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
Unit Value:
  Beginning of Period.......................   1.697    1.454   1.693    1.501    0.999    1.977   1.774    1.512    1.322    1.179
  End of Period.............................   1.908    1.697   1.454    1.693    1.501    0.999   1.977    1.774    1.512    1.322
Number of Units Outstanding at End of Period
 (in thousands).............................   7,928    8,696  10,114   11,311   13,214   15,387  18,966   25,058   26,725   36,671

                                 APPENDIX C

             POLICY NO. A3018-91 (AND STATE VARIATIONS THEREOF)
                 COMMONWEALTH ANNUITY LIFE INSURANCE COMPANY

If your Policy is issued on Form No. A3018-91, your Policy is substantially similar to the Policy described in this Prospectus (A3021-93), except as follows:

1. The minimum interest rate credited to amounts allocated to the General Account under Form A3021-93 is 3% compounded annually. For A3018-91, the minimum interest rate guarantees are 5% compounded annually for the first five Policy years, 4% for the next five Policy years and 3.5% thereafter.

2. The stepped-up death benefit under A3018-91 applies to the most recent fifth year Policy anniversary and gross payments are simply reduced by subsequent withdrawals by subtracting the amount of the withdrawal from the total gross payments. The stepped-up death benefit under A3021-93 applies to the most recent fifth year Policy anniversary; however the guaranteed death benefit is reduced proportionately to reflect partial withdrawals (in the same proportion that the Accumulated Value was reduced by the withdrawals).

3. Under A3018-91, the Free Withdrawal Amount is equal to the greater of (1) 10% of the Accumulated Value as of December 31 of the previous calendar year, or (2) the life expectancy distribution, if applicable. The Free Withdrawal Amount is deducted first from Old Payments, then from the earliest New Payments and so on until all New Payments have been exhausted pursuant to the first-in-first-out ("FIFO") method of accounting (LIFO or last-in-first-out method in New Jersey).

4. Because of the differences in the amount of the Free Withdrawal (see 3. above), the following expense examples apply to Owners of A3018-91 and should be referred to rather than example (1) under MAXIMUM EXPENSE EXAMPLE and under MINIMUM EXPENSE EXAMPLE on page 9 and 10 of the Prospectus. Example (2) is correct for all Policies.


MAXIMUM EXPENSE EXAMPLE

The following example assumes that you invest $10,000 in the Policy for the time periods indicated and that your investment has a 5% return each year. The example also assumes the maximum fees and expenses of any of the Underlying Funds and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. Finally, the example assumes that you have chosen the optional rider with the maximum possible charge, which would be the Minimum Guaranteed Annuity Payout (M-GAP) Rider with a ten-year waiting period at a charge of 0.25% annually. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(1) If, at the end of the applicable time period, you surrender your Policy or annuitize under any period certain option:


                                                                 1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                                -------  -------  -------  --------
     Fund with the maximum total operating expenses...........   $1,098  $1,675   $2,221    $3,694


MINIMUM EXPENSE EXAMPLE

The following example assumes that you invest $10,000 in the Policy for the time periods indicated and that your investment has a 5% return each year. The example also assumes the minimum fees and expenses of any of the Underlying Fund and assumes that these fees and expenses remain the same in each of the 1, 3,

5, and 10-year intervals. It also assumes that you have not chosen any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(1) If, at the end of the applicable time period, you surrender your Policy or annuitize under any period certain option:


                                                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                                ------  -------  -------  --------
     Fund with the minimum total operating expenses...........   $923    $1253   $1,521    $2,327


                                 APPENDIX D

   DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER

Effective January 31, 2002, the Company terminated the availability of the optional Minimum Guaranteed Annuity Payout (M-GAP) Rider. This termination does not affect M-GAP Riders issued prior to January 31, 2002 except that Owners who have previously elected the M-GAP Rider will not be able to purchase a new M-GAP Rider under the repurchase feature.

The M-GAP Rider provides a guaranteed minimum amount of fixed annuity lifetime income during the annuity payout phase, after a ten year or fifteen year waiting period, subject to the conditions described below. On each Contract anniversary a Minimum Guaranteed Annuity Payout Benefit Base (less any applicable premium taxes) is determined. The Minimum Guaranteed Annuity Payout Benefit Base is the value that will be annuitized should you exercise the Rider. In order to exercise the Rider, a fixed annuitization option involving a life contingency must be selected. Annuitization under this Rider will occur at the Company's guaranteed annuity option rates listed under the Annuity Option Tables in the Contract. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:

(a) the Accumulated Value increased by any positive Market Value Adjustment, if applicable, on the Contract Anniversary that the M-GAP Benefit Base is being determined;

(b) the Accumulated Value on the effective date of the Rider accumulated daily at an effective annual yield of 5% plus gross payments made thereafter accumulated daily at an effective annual yield of 5%, starting on the date each payment is applied, proportionately reduced to reflect withdrawals; or

(c) the highest Accumulated Value on any Contract anniversary since the Rider effective date, as determined after being increased for subsequent payments and any positive Market Value Adjustment, if applicable, and proportionately reduced for subsequent withdrawals.

For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value, whichever is applicable, determined immediately prior to the withdrawal by the following fraction:

                          Amount of the withdrawal
        --------------------------------------------------------

           Accumulated Value determined immediately prior to the
                                 withdrawal

EXERCISING THE M-GAP RIDER.

      - The Owner may only exercise the M-GAP Rider within thirty days after any Contract anniversary following the expiration of a ten or fifteen-year waiting period from the effective date of the Rider.

      - The Owner may only annuitize under a fixed annuity payout option involving a life contingency as provided under "DESCRIPTION OF ANNUITY PAYOUT OPTIONS" in the Prospectus.

      - The Owner may only annuitize at the Company's guaranteed fixed annuity option rates listed under the Annuity Option Tables in the Contract.

TERMINATING THE M-GAP RIDER.

The Owner may not terminate the M-GAP Rider prior to the seventh Contract anniversary after the effective date of the Rider. The Owner may terminate the Rider at any time after the seventh Contract anniversary following the effective date of the Rider. The Rider will terminate automatically upon surrender of the Contract or the date that a death benefit is payable if the Contract is not continued under "THE SPOUSE OF THE OWNER AS BENEFICIARY" under DESCRIPTION OF THE CONTRACT in the Prospectus.

From time to time the Company may illustrate minimum guaranteed income amounts under the M-GAP Rider for individuals based on a variety of assumptions, including varying rates of return on the value of the Contract during the accumulation phase, annuity payout periods, annuity payout options and M-GAP Rider waiting periods. Any assumed rates of return are for purposes of illustration only and are not intended as a representation of past or future investment rates of return.

For example, the illustration below assumes an initial payment of $100,000 for an Annuitant age 60 (at issue) and exercise of an M-GAP Rider with a ten-year waiting period. The illustration assumes that no subsequent payments or withdrawals are made and that the annuity payout option is a Life Annuity With Payments Guaranteed for 10 Years. The values below have been computed based on a 5% net rate of return and are the guaranteed minimums that would be received under the M-GAP Rider. The minimum guaranteed benefit base amounts are the values that will be annuitized. Minimum guaranteed annual income values are based on a fixed annuity payout.


             CONTRACT                      MINIMUM                          MINIMUM
            ANNIVERSARY                  GUARANTEED                       GUARANTEED
            AT EXERCISE                 BENEFIT BASE                   ANNUAL INCOME(1)
         ----------------              ---------------              ----------------------
                10                        $162,889                          $12,153
                15                        $207,892                          $17,695

               COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                         SOUTHBOROUGH, MASSACHUSETTS

This Prospectus provides important information about the Commonwealth Annuity's Advantage variable annuity contracts issued by Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity") in all jurisdictions except Hawaii and New York. The contract is a flexible payment tax-deferred combination variable and fixed annuity offered on both a group and individual basis.

As of the date of this Prospectus, the Company has ceased issuing new contracts except in connection with certain preexisting contractual plans and programs. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.

A Statement of Additional Information ("SAI") dated May 1, 2014 containing more information about this annuity is on file with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy may be obtained free of charge by calling Annuity Client Services at 1-800-533-7881. The Table of Contents of the SAI is listed on page 4 of this Prospectus. This Prospectus and the SAI can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).

The Variable Account, known as Separate Account VA-K, is subdivided into Sub-Accounts. Each Sub-Account offered as an investment option invests exclusively in shares of the following funds (certain funds may not be available in all states):

GOLDMAN SACHS VARIABLE INSURANCE TRUST (SERVICE   AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE
SHARES)                                           INSURANCE FUNDS) (SERIES II SHARES)
Goldman Sachs VIT Core Fixed Income Fund          Invesco V.I. Mid Cap Growth Fund
Goldman Sachs VIT Equity Index Fund               Invesco V.I. Value Opportunities Fund
Goldman Sachs VIT Global Markets Navigator        ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND,
Fund                                              INC. (CLASS B)
Goldman Sachs VIT High Quality Floating Rate      AllianceBernstein VPS Growth and Income
Fund                                              Portfolio
Goldman Sachs VIT Growth Opportunities Fund       AllianceBernstein VPS Large Cap Growth
Goldman Sachs VIT Mid Cap Value Fund              Portfolio
Goldman Sachs VIT Money Market Fund               AllianceBernstein VPS Small/Mid-Cap Value
Goldman Sachs VIT Strategic Growth Fund           Portfolio
Goldman Sachs VIT Strategic International Equity  AllianceBernstein VPS Value Portfolio
Fund                                              DELAWARE VIP TRUST
Goldman Sachs VIT U.S. Equity Insights Fund       Delaware VIP International Value Equity Series
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE    DELAWARE VIP TRUST (SERVICE CLASS)
INSURANCE FUNDS) (SERIES I SHARES)                Delaware VIP Smid Cap Growth Series
Invesco V.I. American Franchise Fund              CONTINUED ON NEXT PAGE
Invesco V.I. Core Equity Fund
Invesco V.I. Global Health Care Fund

THIS ANNUITY IS NOT A BANK DEPOSIT OR OBLIGATION; IS NOT FEDERALLY INSURED; AND IS NOT ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY. ANNUITIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

In most jurisdictions, values may be allocated to the Fixed Account which is part of the Company's General Account. The Fixed Account is an investment option that pays an interest rate guaranteed for one year from the time a payment is received. Another investment option available in most jurisdictions, the Guarantee Period Accounts, offers fixed rates of interest for specified periods ranging from 2 to 10 years. A Market Value Adjustment is applied to payments removed from a Guarantee Period Account before the end of the specified period. The Market Value Adjustment may be positive or negative. Payments allocated to a Guarantee Period Account are held in the Company's Separate Account GPA (except in California where they are allocated to the General Account).



                              DATED MAY 1, 2014

DWS VARIABLE SERIES I (CLASS A)                      JANUS ASPEN SERIES (SERVICE SHARES)
DWS Capital Growth VIP                               Janus Aspen Janus Portfolio
DWS VARIABLE SERIES II                               MFS(R) VARIABLE INSURANCE TRUST (SERVICE CLASS)
DWS Large Cap Value VIP                              MFS(R) Mid Cap Growth Series
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS           MFS(R) New Discovery Series
Fidelity VIP Asset Manager(SM) Portfolio             MFS(R) Total Return Series
Fidelity VIP Equity-Income Portfolio                 MFS(R) Utilities Series
Fidelity VIP Growth Portfolio                        OPPENHEIMER VARIABLE ACCOUNT FUNDS (SERVICE
Fidelity VIP High Income Portfolio                   SHARES)
Fidelity VIP Overseas Portfolio                      Oppenheimer Capital Income Fund/VA
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS (SERVICE  Oppenheimer Capital Appreciation Fund/VA
CLASS 2)                                             Oppenheimer Global Fund/VA
Fidelity VIP Contrafund(R) Portfolio                 Oppenheimer Global Strategic Income Fund/VA
Fidelity VIP Growth Opportunities Portfolio          Oppenheimer Main Street Fund(R)/VA
Fidelity VIP Mid Cap Portfolio                       PIONEER VARIABLE CONTRACTS TRUST (CLASS II)
Fidelity VIP Value Strategies Portfolio              Pioneer Emerging Markets VCT Portfolio
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS       Pioneer Real Estate Shares VCT Portfolio
TRUST (CLASS 2)                                      T. ROWE PRICE INTERNATIONAL SERIES, INC.
Franklin Growth and Income VIP Fund                  T. Rowe Price International Stock Portfolio
Franklin Large Cap Growth VIP Fund
Franklin Small-Mid Cap Growth VIP Fund
Franklin Mutual Shares VIP Fund
Templeton Foreign VIP Fund

Effective November 15, 2010, no new payment allocations or transfers can be made to the Sub-Account that invests in the underlying fund listed below:


EATON VANCE VARIABLE TRUST
Eaton Vance VT Floating-Rate Income Fund

You may contact our Service Center at 1-800-533-7881 to request prospectuses for any of the underlying funds that are available as investment options under your Contract.

                             TABLE OF CONTENTS

SPECIAL TERMS..........................................................    4
SUMMARY OF FEES AND EXPENSES...........................................    6
SUMMARY OF CONTRACT FEATURES...........................................   10
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, AND THE
  UNDERLYING FUNDS.....................................................   15
INVESTMENT OBJECTIVES AND POLICIES.....................................   17
PERFORMANCE INFORMATION................................................   21
DESCRIPTION OF THE CONTRACT............................................   23
  DISRUPTIVE TRADING...................................................   23
  PAYMENTS.............................................................   24
  RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY........................   25
  RIGHT TO CANCEL ALL OTHER CONTRACTS..................................   25
  TELEPHONE TRANSACTIONS PRIVILEGE.....................................   25
  TRANSFER PRIVILEGE...................................................   26
  AUTOMATIC TRANSFERS AND AUTOMATIC ACCOUNT REBALANCING OPTIONS........   26
  SURRENDER............................................................   27
  WITHDRAWALS..........................................................   28
  DEATH BENEFIT........................................................   29
  THE SPOUSE OF THE OWNER AS BENEFICIARY...............................   30
  OPTIONAL ENHANCED EARNINGS RIDER.....................................   31
  ASSIGNMENT...........................................................   33
  ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE....................   34
  DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS.......................   34
  ANNUITY BENEFIT PAYMENTS.............................................   36
  NORRIS DECISION......................................................   37
  COMPUTATION OF VALUES................................................   37
CHARGES AND DEDUCTIONS.................................................   38
  VARIABLE ACCOUNT DEDUCTIONS..........................................   38
  CONTRACT FEE.........................................................   39
  OPTIONAL RIDER CHARGES...............................................   39
  PREMIUM TAXES........................................................   40
  SURRENDER CHARGE.....................................................   40
  WAIVER OF SURRENDER CHARGE AND ADDITIONAL AMOUNTS CREDITED...........   41
  TRANSFER CHARGE......................................................   43
GUARANTEE PERIOD ACCOUNTS..............................................   44
FEDERAL TAX CONSIDERATIONS.............................................   47
STATEMENTS AND REPORTS.................................................   56
LOANS (QUALIFIED CONTRACTS ONLY).......................................   56
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS......................   57
CHANGES TO COMPLY WITH LAW AND AMENDMENTS..............................   58
VOTING RIGHTS..........................................................   58
DISTRIBUTION...........................................................   58
LEGAL MATTERS..........................................................   59
FURTHER INFORMATION....................................................   59
APPENDIX A--MORE INFORMATION ABOUT THE FIXED ACCOUNT...................  A-1
APPENDIX B--SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT..........  B-1
APPENDIX C--THE DEATH BENEFIT..........................................  C-1
APPENDIX D--CONDENSED FINANCIAL INFORMATION............................  D-1
APPENDIX E--DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY
  PAYOUT (M-GAP) RIDER.................................................  E-1

                    STATEMENT OF ADDITIONAL INFORMATION
                             TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY..........................................    3
TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE COMPANY...........    5
SERVICES.................................................................    5
UNDERWRITERS.............................................................    6
ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION...............    7
ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM..............    8
PERFORMANCE INFORMATION..................................................    9
STATE PREMIUM TAX CHART..................................................   15
FINANCIAL STATEMENTS.....................................................   15
FINANCIAL STATEMENTS OF COMMONWEALTH ANNUITY AND LIFE INSURANCE
  COMPANY AND SEPARATE ACCOUNT VA-K......................................  F-1

                                SPECIAL TERMS

ACCUMULATED VALUE:    the total value of all Accumulation Units in the
Sub-Accounts plus the value of all accumulations in the Fixed Account and Guarantee Period Accounts credited to the Contract on any date before the Annuity Date.

ACCUMULATION UNIT:    a unit of measure used to calculate the value of a
Sub-Account before annuity benefit payments begin.

ANNUITANT:    the person designated in the Contract upon whose life annuity benefit payments are to be made.

ANNUITY DATE:    the date on which annuity benefit payments begin. This date may not be later than the first day of the month before the Annuitant's 90th birthday.

ANNUITY UNIT:    a unit of measure used to calculate the value of the periodic annuity benefit payments under the Contract.

COMPANY:    unless otherwise specified, any reference to the "Company" shall refer exclusively to Commonwealth Annuity and Life Insurance Company.

CUMULATIVE EARNINGS:    the Accumulated Value reduced by total payments not
previously withdrawn.

FIXED ACCOUNT:    an investment option under the Contract that guarantees
principal and a fixed minimum interest rate and which is part of the Company's General Account.

FIXED ANNUITY PAYOUT:    an annuity payout option providing for annuity benefit
payments which remain fixed in amount throughout the annuity benefit payment period selected.

GENERAL ACCOUNT:    all the assets of the Company other than those held in a
separate account.

GUARANTEE PERIOD:    the number of years that a Guaranteed Interest Rate is
credited.

GUARANTEE PERIOD ACCOUNT:    an account which corresponds to a Guaranteed
Interest Rate for a specified Guarantee Period.

GUARANTEED INTEREST RATE:    the annual effective rate of interest, after daily
compounding, credited to a Guarantee Period Account.

MARKET VALUE ADJUSTMENT:    a positive or negative adjustment assessed if any
portion of a Guarantee Period Account is withdrawn or transferred prior to the end of its Guarantee Period.

OWNER (YOU):    the person, persons or entity entitled to exercise the rights and privileges under this Contract. Joint Owners are permitted if one of the two is the Annuitant.

SERVICE OFFICE:    se(2), Inc. (an affiliate of Security Distributors, Inc.)
and its affiliates (collectively, "se(2)") provides administrative, accounting, and other services to the Company. The principal administrative offices of se(2) are located at One Security Benefit Place Topeka, KS 66675, Telephone 1-800-533-7881.

SUB-ACCOUNT:    a subdivision of the Variable Account investing exclusively in the shares of a corresponding Underlying Fund.

SURRENDER VALUE:    the Accumulated Value of the Contract on full surrender
after application of any applicable Contract fee, surrender charge, rider charge and Market Value Adjustment.

VALUATION DATE:    a day on which the net asset value of the shares of any of the Underlying Funds is determined and unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, as well as each day otherwise required.

VALUATION PERIOD:    The time span between the close of trading on the New York
Stock Exchange from one Valuation Date to the next.

VARIABLE ACCOUNT:    Separate Account VA-K, one of the Company's separate
accounts, consisting of assets segregated from other assets of the Company. The investment performance of the assets of the Variable Account is determined separately from the other assets of the Company. Assets of the Variable Account are not chargeable with liabilities arising out of any other business which the Company may conduct.

VARIABLE ANNUITY PAYOUT:    an annuity payout option providing for payments
varying in amount in accordance with the investment experience of certain Underlying Funds.

                        SUMMARY OF FEES AND EXPENSES

There are certain fees and expenses that you will incur directly or indirectly under the Commonwealth Annuity Advantage Contract. The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the contract. The purpose of the tables is to help you understand these various charges.


                                   TABLE I
                         OWNER TRANSACTION EXPENSES

TABLE I DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY OR SURRENDER THE CONTRACT AND WHEN YOU TRANSFER VALUES AMONG THE INVESTMENT OPTIONS. (NOTE: THE COMPANY DOES NOT CHARGE A TRANSACTION CHARGE WHEN YOU PURCHASE THE CONTRACT AND DOES NOT CURRENTLY CHARGE WHEN YOU TRANSFER AMONG INVESTMENT OPTIONS.) STATE PREMIUM TAXES ARE APPLICABLE IN SOME STATES AND ARE DEDUCTED AS DESCRIBED IN "PREMIUM TAXES" UNDER CHARGES AND DEDUCTIONS.


                                                                         MAXIMUM CHARGE
                                                                   ---------------------------
         SURRENDER CHARGE(1):
         (as a percentage of payments withdrawn).................             8.0%

         TRANSFER CHARGE:........................................            None(2)


           ------------------
          (1) During the accumulation phase, this charge may be assessed upon surrender, withdrawal or annuitization under any commutable period certain option or a noncommutable fixed period certain option of less than ten years. The charge is a percentage ranging from 8.0% to 1.0% of payments withdrawn (in excess of any amount that is free of surrender charge) within the indicated time period. For purposes of calculating the Surrender Charge on partial withdrawals and surrenders, we assume that amounts are withdrawn from payments in the chronological order in which they were received.

              COMPLETE YEARS FROM DATE OF PAYMENT                               CHARGE
              ---------------------------------------------------------------  -------
              Less than 2....................................................     8.0%
              Less than 3....................................................     7.0%
              Less than 4....................................................     6.0%
              Less than 5....................................................     5.0%
              Less than 6....................................................     4.0%
              Less than 7....................................................     3.0%
              Less than 8....................................................     2.0%
              Less than 9....................................................     1.0%
              Thereafter.....................................................      0%

          (2) The Company currently does not charge for processing transfers and guarantees that the first 12 transfers in a Contract year will not be subject to a transfer charge. For each subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the costs of processing the transfer.

                                  TABLE II
       PERIODIC FEES AND EXPENSES OTHER THAN UNDERLYING FUND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE FEES AND EXPENSES OF EACH UNDERLYING FUND.


           ANNUAL CONTRACT FEE:(1).............................................................   $30

           ANNUAL VARIABLE SUB-ACCOUNT EXPENSES
           (on an annual basis as percentage of average daily net assets)
                Mortality and Expense Risk Charge:.............................................  1.25%
                Administrative Expense Charge:.................................................  0.20%
                                                                                                 ------
                Total Annual Expenses:.........................................................  1.45%

           OPTIONAL RIDER CHARGES:
             The charge on an annual basis as a percentage of the Accumulated Value is:
                Enhanced Earnings Rider........................................................  0.25%
                Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider with a ten-year waiting period(2)...................................................  0.25%
                Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider with a fifteen-year waiting period(2)...............................................  0.15%


           ---------------
           (1) During the accumulation phase, the fee is deducted annually and upon surrender when Accumulated Value is less than $50,000. The fee is waived for Contracts issued to and maintained by the trustee of a 401(k) plan.

           (2) If you elected one of the M-GAP riders prior to their discontinuance on 1/31/02, 1/12th of the annual charge is deducted pro-rata on a monthly basis at the end of each month and, if applicable, at termination. For more information about the M-GAP Rider, see "APPENDIX E--DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER".

                                  TABLE III
           TOTAL ANNUAL OPERATING EXPENSES OF THE UNDERLYING FUNDS

TABLE III SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH UNDERLYING FUNDS' FEES AND EXPENSES, INCLUDING INFORMATION ABOUT ANY EXPENSE CAPS OR REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS FOR THE UNDERLYING FUNDS.

The table below shows the minimum and maximum expenses of the Funds during 2013. The levels of fees and expenses vary among the Underlying Funds, and may vary from year to year.


TOTAL ANNUAL FUND OPERATING EXPENSES                       MINIMUM                          MAXIMUM
-------------------------------------------     ----------------------------     ---------------------------
Expenses that are deducted from                   Annual charge of 0.50%(1)        Annual charge of 1.66% of
Underlying Fund assets, including                of average daily net assets       average daily net assets
management fees, distribution and/or
service (12b-1) fees and other expenses.


-----------------------------
The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements. Other Funds may have voluntary fee reduction and/or expense reimbursement arrangements, which may be guaranteed for periods of up to a year or more or which may be terminated at any time.

(1) Through September 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at 0.80% for Class A and 1.13% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund's Board.

HIGHEST AND LOWEST EXPENSES AFTER FEE REDUCTIONS AND EXPENSE REIMBURSEMENTS. For the year ended December 31, 2013, the LOWEST Total Annual Fund Operating Expenses for all Funds, after all fee reductions and expense reimbursements, is 0.28%. The Investment Adviser has agreed to reduce or limit "Other Expenses" (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) equal on an annualized basis to 0.004% of the Fund's average daily net assets through at least October 16, 2014, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The Fund's "Other Expenses" may be further reduced by any custody and transfer agency fee credits received by the Fund.

For the year ended December 31, 2013, the HIGHEST Total Annual Fund Operating Expenses for all Funds, after all fee reductions and expense reimbursements, is 1.66%. There is no expense reduction or waiver in place, respectively.

The Underlying Fund information is based on information provided by the Underlying Funds and is not independently verified by the Company.

EXAMPLES

THE FOLLOWING EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING FUND FEES AND EXPENSES. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


MAXIMUM EXPENSE EXAMPLE

The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes the maximum fees and expenses of any of the Underlying Funds and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. Finally, the example also assumes that you have chosen the combination of optional riders with the maximum possible charges, which are the Enhanced Earnings Rider with a charge of 0.25% annually and the Minimum Guaranteed Annuity Payout (M-GAP) Rider with a ten-year waiting period at a charge of 0.25% annually. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(1) If, at the end of the applicable time period, you surrender your Contract or annuitize under any commutable period certain option or a noncommutable fixed period certain option of less than ten years:


                                                                 1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                                -------  -------  -------  --------
     Fund with the maximum total operating expenses...........   $1,098  $1,776   $2,373    $3,915

(2) If you do NOT surrender your Contract or if you annuitize at the end of the applicable time period under a life option or a noncommutable fixed period certain option of ten years or longer:


                                                                 1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                                                -------  --------  -------  --------
     Fund with the maximum total operating expenses...........    $368   $1,1,120  $1,892    $3,915


MINIMUM EXPENSE EXAMPLE

The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes the minimum fees and expenses of any of the Underlying Funds and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. It also assumes that you have not chosen any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(1) If, at the end of the applicable time period, you surrender your Contract or annuitize under any commutable period certain option or a noncommutable fixed period certain option of less than ten years:


                                                                 1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                                -------  -------  -------  --------
     Fund with the minimum total operating expenses...........    $945   $1,316   $1,578    $2,327

(2) If you do NOT surrender your Contract or if you annuitize at the end of the applicable time period under a life option or a noncommutable fixed period certain option of ten years or longer:


                                                                 1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                                -------  -------  -------  --------
     Fund with the minimum total operating expenses...........    $203    $627    $1,078    $2,327


                        SUMMARY OF CONTRACT FEATURES

This Summary does not contain all information that may be important. States may require variations to the Contract. If a state variation applies, it will appear in the Contract, an endorsement to the Contract, or a supplement to this Prospectus. Although there may be state variations to the Contract, this prospectus discloses all the material features and benefits under the Contract.


WHAT IS THE COMMONWEALTH ANNUITY ADVANTAGE VARIABLE ANNUITY?

The Commonwealth Annuity Advantage variable annuity contract or certificate ("Contract") is an insurance contract designed to help you, the Owner, accumulate assets for your retirement or other important financial goals on a tax-deferred basis. The Contract combines the concept of professional money management with the attributes of an annuity contract. Features available through the Contract include:

      - A customized investment portfolio;

      - Experienced professional investment advisers;

      - Tax deferral on earnings;

      - Guarantees that can protect your beneficiaries during the accumulation phase; and

      - Income payments that you can receive for life.


WHAT HAPPENS IN THE ACCUMULATION PHASE?

The Contract has two phases, an accumulation phase and, if you choose to annuitize, an annuity payout phase. During the accumulation phase, you may allocate payments among the combination of portfolios of securities ("Underlying Funds") (up to seventeen Sub-Accounts, in addition to the Goldman Sachs VIT Money Market Fund, may be utilized at any one time) and, in most jurisdictions, the Guarantee Period Accounts and the Fixed Account (collectively "the investment options.") You select the investment options most appropriate for your investment needs. As those needs change, you may also change your allocation without incurring any tax consequences. Your Contract's Accumulated Value is based on the investment performance of the Underlying Funds and any accumulations in the Guarantee Period and Fixed Accounts. You do not pay taxes on any earnings under the Contract until you withdraw money. In addition, during the accumulation phase, your beneficiaries receive certain protections in the event of the Annuitant's death. See discussion below WHAT HAPPENS UPON DEATH DURING THE ACCUMULATION PHASE?


WHAT HAPPENS IN THE ANNUITY PAYOUT PHASE?

During the annuity payout phase, the Annuitant can receive income based on several annuity payout options. You choose the annuity payout option and the date for annuity benefit payments to begin. You also decide whether you want variable annuity benefit payments based on the investment performance of certain Underlying Funds, fixed annuity benefit payments with payment amounts guaranteed by the Company, or a combination of fixed and variable annuity benefit payments. Among the payout options available during the annuity payout phase are:

      - periodic payments for the Annuitant's lifetime;

      - periodic payments for the Annuitant's life and the life of another person selected by you;

      - periodic payments for the Annuitant's lifetime with any remaining guaranteed payments continuing to your beneficiary for ten years in the event that the Annuitant dies before the end of ten years;

     - periodic payments over a specified number of years (1 to 30)--under the fixed version of this option you may reserve the right to convert remaining payments to a lump-sum payout by electing a "commutable" option. Variable period certain options are automatically commutable.


WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

The Contract is between you, (the "Owner") and us, Commonwealth Annuity and Life Insurance Company. Each Contract has an Owner (or an Owner and a Joint Owner, in which case one of the two also must be the Annuitant), an Annuitant and one or more beneficiaries. As Owner, you make payments, choose investment allocations and select the Annuitant and beneficiary. The Annuitant is the individual who receives annuity benefit payments under the Contract. The beneficiary is the person who receives any payment on the death of the Owner or Annuitant.


HOW MUCH CAN I INVEST AND HOW OFTEN?

The number and frequency of your payments are flexible, subject only to a $5000 minimum for your initial payment ($2,000 for IRAs) and a $50 minimum for any additional payments. (A lower initial payment amount may be permitted where monthly payments are being forwarded directly from a financial institution.) In addition, a minimum of $1,000 is always required to establish a Guarantee Period Account.


WHAT ARE MY INVESTMENT CHOICES?

Prior to the Annuity Date, you may allocate payments among the Sub-Accounts investing in the Underlying Funds (up to a total of seventeen at any one time in addition to the Goldman Sachs VIT Money Market Fund), the Guarantee Period Accounts and the Fixed Account. Each Underlying Fund operates pursuant to different investment objectives and this range of investment options enables you to allocate your money among the Underlying Funds to meet your particular investment needs. For a more detailed description of the Underlying Funds, see INVESTMENT OBJECTIVES AND POLICIES.

Assets supporting the guarantees under the Guarantee Period Accounts are held in the Company's Separate Account GPA, a non-unitized insulated separate account, except in California where assets are held in the Company's General Account. Values and benefits calculated on the basis of Guarantee Period Account allocations, however, are obligations of the Company's General Account. Amounts allocated to a Guarantee Period Account earn a Guaranteed Interest Rate declared by the Company. The level of the Guaranteed Interest Rate depends on the number of years of the Guarantee Period selected. The Company may offer up to nine Guarantee Periods ranging from two to ten years in duration. Once declared, the Guaranteed Interest Rate will not change during the duration of the Guarantee Period. If amounts allocated to a Guarantee Period Account are transferred, surrendered or applied to any annuity option at any time other than the day following the last day of the applicable Guarantee Period, a Market Value Adjustment will apply that may increase or decrease the Account's value; however, this adjustment will never be applied against your principal. In addition, earnings in the GPA after application of the Market Value Adjustment will not be less than an effective annual rate of 3%. For more information about the Guarantee Period Accounts and the Market Value Adjustment, see GUARANTEE PERIOD ACCOUNTS.

The Fixed Account is part of the General Account, which consists of all the Company's assets other than those allocated to the Variable Account and any other separate account. Allocations to the Fixed Account are guaranteed as to principal and a minimum rate of interest. Additional excess interest may be declared periodically at the Company's discretion. Furthermore, the initial rate in effect on the date an amount is allocated to the Fixed Account is guaranteed for one year from that date. For more information about the Fixed Account see APPENDIX A--MORE INFORMATION ABOUT THE FIXED ACCOUNT.

THE FIXED ACCOUNT AND/OR THE GUARANTEE PERIOD ACCOUNTS MAY NOT BE AVAILABLE IN ALL STATES.

CAN I MAKE TRANSFERS AMONG THE INVESTMENT OPTIONS?

Yes. Prior to the Annuity Date, you may transfer among the Sub-Accounts investing in the Underlying Funds, the Guarantee Period Accounts, and the Fixed Account. You will incur no current taxes on transfers while your money remains in the Contract. The first 12 transfers in a Contract year are guaranteed to be free of a transfer charge. For each subsequent transfer in a Contract year, the Company does not currently charge but reserves the right to assess a processing charge guaranteed never to exceed $25. Transfers may be made to and among all of the available Sub-Accounts as long as no more than seventeen Sub-Accounts, in addition to the Goldman Sachs VIT Money Market Fund, are utilized at any one time. See "TRANSFER PRIVILEGE" under DESCRIPTION OF THE CONTRACT.

You also may elect at no additional charge Automatic Transfers (Dollar Cost Averaging) to gradually move money to one or more of the Underlying Funds or Automatic Account Rebalancing to ensure assets remain allocated according to your designated percentage allocation mix.


WHAT IF I NEED MY MONEY BEFORE THE ANNUITY PAYOUT PHASE BEGINS?

You may surrender the Contract or make withdrawals any time before the annuity payout phase begins. Each calendar year you can take without a surrender charge the greatest of 100% of cumulative earnings, 10% of the Contract's Accumulated Value or, if you are both an Owner and the Annuitant, an amount based on your life expectancy. (Similarly, no surrender charge will apply if an amount is withdrawn based on the Annuitant's life expectancy and the Owner is a trust or other nonnatural person.) A 10% federal tax penalty may apply to amounts deemed to be income if you are under age 59 1/2. Additional amounts may be withdrawn at any time but payments that have not been invested in the Contract for more than nine years may be subject to a surrender charge. (A Market Value Adjustment may apply to any withdrawal made from a Guarantee Period Account prior to the expiration of the Guarantee Period.)

In addition, you may withdraw all or a portion of your money without a surrender charge if, after the Contract is issued and before age 65, you become disabled. Also, except in New Jersey (where not permitted by state law), you may withdraw money without surrender charge if, after the Contract is issued, you are admitted to a medical care facility or diagnosed with a fatal illness. For details and restrictions, see "Reduction or Elimination of Surrender Charge and Additional Amounts Credited" under "SURRENDER CHARGE" under DESCRIPTION OF THE CONTRACT.


WHAT HAPPENS UPON DEATH DURING THE ACCUMULATION PHASE?

If the Annuitant, Owner or Joint Owner should die before the Annuity Date, a death benefit will be paid to the beneficiary. Upon the death of the Annuitant (or an Owner who is also an Annuitant), the death benefit is equal to the GREATEST of:

     - The Accumulated Value on the Valuation Date that the Company receives the death certificate and all necessary claim paperwork, increased by any positive Market Value Adjustment;

     - Gross payments compounded daily at the effective annual yield of 5%, starting on the date each payment was applied, decreased proportionately to reflect withdrawals; or

     - The death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

This guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of (a) the Accumulated Value (increased by any positive Market Value Adjustment) or (b) gross payments compounded daily at the effective annual yield of 5%.

The higher of (a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of:

(a) the Contract's then current Accumulated Value increased by any positive Market Value Adjustment;

(b)   gross payments compounded daily at the effective annual yield of 5%; or

(c)   the locked-in value of the death benefit at the first anniversary.

The greatest of (a), (b) or (c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and (c) will be decreased proportionately if withdrawals are taken.

At the death of an Owner who is not also the Annuitant during the accumulation phase, the death benefit will equal the Contract's Accumulated Value on the Valuation Date that the Company receives the death certificate and all necessary paperwork, increased by any positive Market Value Adjustment.

If the Annuitant dies after the Annuity Date but before all guaranteed annuity benefit payments have been made, the remaining payments will be paid to the beneficiary at least as rapidly as under the annuity option in effect. See "DEATH BENEFIT" under DESCRIPTION OF THE CONTRACT.

In addition, if you elected the optional Enhanced Earnings Rider at issue, additional amounts may be payable to your beneficiary if the Annuitant dies prior to the Annuity Date. For a detailed discussion of the benefits under the Enhanced Earnings Rider, see OPTIONAL ENHANCED EARNINGS RIDER" under DESCRIPTION OF THE CONTRACT.


WHAT CHARGES WILL I INCUR UNDER MY CONTRACT?

If the Accumulated Value on a Contract anniversary or at surrender is less than $50,000, the Company will deduct a $30 Contract fee from the Contract. The Contract fee is currently waived for a Contract issued to and maintained by a trustee of a 401(k) plan.

Should you decide to surrender the Contract, make withdrawals, or receive payments under certain annuity options, you may be subject to a surrender charge. If applicable, this charge will be between 1% and 8% of payments withdrawn, based on when the payments were originally made.

Depending upon the state in which you live, a deduction for state and/or local premium taxes may be made as described in "PREMIUM TAXES" under CHARGES AND DEDUCTIONS.

The Company will deduct, on a daily basis, an annual mortality and expense risk charge and administrative expense charge equal to 1.25% and 0.20%, respectively, of the average daily net assets invested in each. The Funds will incur certain management fees and expenses which are described in the prospectuses of the Underlying Funds, which accompany this Prospectus. These charges vary among the Underlying Funds and may change from year to year.

If you elected the optional Enhanced Earnings Rider at issue, a separate monthly charge is deducted from the Contract's Accumulated Value, see "OPTIONAL RIDER CHARGES" under CHARGES AND DEDUCTIONS.

CAN I EXAMINE THE CONTRACT?

Yes. Your Contract will be delivered to you after your purchase. If you return the Contract to the Company within ten days of receipt, the Contract will be canceled. (There may be a longer period in certain states; see the "Right to Examine" provision on the cover of your Contract.) If you cancel the Contract, you will receive a refund of any amounts allocated to the Fixed and Guarantee Period Accounts and the Accumulated Value of any amounts allocated to the Sub-Accounts (plus any fees or charges that may have been deducted.) However, if state law requires or if the Contract was issued as an Individual Retirement Annuity ("IRA"), you will receive the greater of the amount described above or your entire payment. See "RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY" and "RIGHT TO CANCEL ALL OTHER CONTRACTS" under DESCRIPTION OF THE CONTRACT.


CAN I MAKE FUTURE CHANGES UNDER MY CONTRACT?

You can make several changes after receiving your Contract:

      - You may assign your ownership to someone else, except under certain qualified plans.

      - You may change the beneficiary, unless you have designated a beneficiary irrevocably.

      - You may change your allocation of payments.

      - You may make transfers of accumulated value among your current investments without any tax consequences.

      - You may cancel the Contract within ten days of delivery (or longer if required by state law).

              DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT
                          AND THE UNDERLYING FUNDS

THE COMPANY.    Unless otherwise specified, any reference to the "Company"
refers to Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity"). The Company's Principal Office is located at 132 Turnpike Road, Suite 210, Southborough, MA 01772, Telephone 508-460-2400.

The Company is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, the Company was a direct subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), which in turn was a direct subsidiary of The Hanover Insurance Group ("THG," formerly Allmerica Financial Corporation). Effective December 31, 2002, the Company became a Massachusetts domiciled insurance company and a direct subsidiary of THG. On December 30, 2005, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"), 200 West Street, New York, NY 10282. Effective September 1, 2006, the Company changed its name from Allmerica Financial Life Insurance and Annuity Company to Commonwealth Annuity and Life Insurance Company.

Effective April 30, 2013, Goldman Sachs completed the transfer of the common stock of the Company to Global Atlantic (Fin) Company, which is a wholly-owned indirect subsidiary of Global Atlantic Financial Group Limited ("Global Atlantic"). Currently, Goldman Sachs owns approximately 22% of the outstanding ordinary shares of Global Atlantic, Goldman Sachs and Global Atlantic employees own approximately 4.5% of the outstanding ordinary shares, and unaffiliated investors, none of whom own more than 9.9%, own the remaining 73.5% of the outstanding ordinary shares.

The registered office of Global Atlantic Financial Group Limited is located at Appleby Services (Bermuda) Ltd., Canon's Court, 22 Victoria Street, Hamilton HM 12 Bermuda.

Commonwealth Annuity are subject to the laws of the state of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, it is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

At this time, the Company is relying on an exemption from the periodic reporting requirements of the Securities Exchange Act of 1934, as amended ("Securities Exchange Act"), as provided by Rule 12h-7 under the Securities Exchange Act, to avoid any such periodic reporting obligation. We reserve the right to stop relying on this exemption at any time.

THE VARIABLE ACCOUNT.    The Company maintains a separate account called
Separate Account VA-K (the "Variable Account"). The Variable Account of Commonwealth Annuity was authorized by vote of the Board of Directors of the Company on November 1, 1990. Each Variable Account is registered with the SEC as a unit investment trust under the 1940 Act. This registration does not involve the supervision or management of investment practices or policies of the Variable Account or the Company by the SEC.

Separate Account VA-K is a separate investment account of the Company. The assets used to fund the variable portions of the Contracts are set aside in the Sub-Accounts of the Variable Account, and are kept separate and apart from the general assets of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains, or capital losses of the Company. Obligations under the Contracts are obligations of the Company. Under Massachusetts law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of the Company. Subject to the provisions of the Contract, units of the Sub-Accounts are offered on a continuous basis.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Variable Account and the Sub-Accounts. The Company also offers other variable annuity contracts investing in the Variable Account which are not discussed in this Prospectus. In addition the Variable

Account may invest in other underlying funds which are not available to the Contracts described in this Prospectus.

UNDERLYING FUNDS.    Each Sub-Account invests in a corresponding investment
portfolio ("Underlying Fund") of an open-end management investment company. The Underlying Funds available through this policy are NOT publicly traded. They are only available as variable investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

The investment advisers of the Underlying Funds may manage publicly traded mutual funds with similar names and objectives. However, the Underlying Funds are NOT directly related to any publicly traded mutual fund. Consequently, the investment performance of the Underlying Funds and any similarly named publicly traded mutual fund may differ substantially.

A summary of investment objectives of each of the Underlying Funds is set forth below. Certain Underlying Funds have similar investment objectives and/or policies. Therefore, to choose the Sub-Accounts which best meet your needs and objectives, carefully read the Underlying Fund prospectuses along with this Prospectus. There can be no assurance that the investment objectives of the Underlying Funds can be achieved. In some states, insurance regulations may restrict the availability of particular Funds.

                     INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE FUNDS MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF THE UNDERLYING FUNDS ARE AVAILABLE FROM THE SERVICE OFFICE UPON REQUEST.

There can be no assurance that the investment objectives of the Underlying Funds can be achieved or that the value of the Contract will equal or exceed the aggregate amount of the purchase payments made under the Contract. Sub-Account values will fluctuate; even a Sub-Account investing in a money market fund may have negative returns, particularly if fees and charges are deducted at the Sub-Account level.


GOLDMAN SACHS VARIABLE SACHS VARIABLE INSURANCE TRUST (SERVICE SHARES)
ADVISER: GOLDMAN SACHS ASSET MANAGEMENT, L.P.

GOLDMAN SACHS VIT CORE FIXED INCOME FUND--seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays Capital U.S. Aggregate Bond Index.

GOLDMAN SACHS VIT EQUITY INDEX FUND--seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks. The sub-adviser is SSgA Funds Management, Inc.

GOLDMAN SACHS VIT GLOBAL MARKETS NAVIGATOR FUND--seeks to achieve investment results that approximate the performance of the GS Global Markets Index(TM).

GOLDMAN SACHS VIT GROWTH OPPORTUNITIES FUND--seeks long-term growth of capital.

GOLDMAN SACHS VIT HIGH QUALITY FLOATING RATE FUND--seeks a high level of current income, consistent with safety of principal.

GOLDMAN SACHS VIT MID CAP VALUE FUND--seeks long-term capital appreciation.

GOLDMAN SACHS VIT MONEY MARKET FUND--seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

GOLDMAN SACHS VIT STRATEGIC GROWTH FUND--seeks long-term growth of capital.

GOLDMAN SACHS VIT STRATEGIC INTERNATIONAL EQUITY FUND--seeks long-term growth of capital.

GOLDMAN SACHS VIT U.S. EQUITY INSIGHTS FUND--seeks long-term growth of capital and dividend income. This Fund was formerly known as Goldman Sachs VIT Structured U.S. Equity Fund.


AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) (SERIES I
SHARES)
ADVISER: INVESCO ADVISERS, INC.

INVESCO V.I. AMERICAN FRANCHISE FUND--The Fund's investment objective is to seek capital growth.

INVESCO V.I. CORE EQUITY FUND--The Fund's investment objective is long-term growth of capital.

INVESCO V.I. GLOBAL HEALTH CARE FUND--The Fund's investment objective is long-term growth of capital.


AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) (SERIES II
SHARES)
ADVISER: INVESCO ADVISERS, INC.

INVESCO V.I. MID CAP GROWTH FUND--The Fund's investment objective is to seek capital growth.

INVESCO V.I. VALUE OPPORTUNITIES FUND--The Fund's investment objective is long-term growth of capital.

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)
ADVISER: ALLIANCEBERNSTEIN L.P.

ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO--The Portfolio's investment objective is long-term growth of capital.

ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO--The Portfolio's investment objective is long-term growth of capital.

ALLIANCEBERNSTEIN VPS SMALL/MID-CAP VALUE PORTFOLIO--The Portfolio's investment objective is long-term growth of capital.

ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO--The Portfolio's investment objective is long-term growth of capital.


DELAWARE VIP TRUST
ADVISER: DELAWARE MANAGEMENT COMPANY

DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES--seeks long-term growth without undue risk to principal.


DELAWARE VIP TRUST (SERVICE CLASS)
ADVISER: DELAWARE MANAGEMENT COMPANY

DELAWARE VIP SMID CAP GROWTH SERIES--seeks long-term capital appreciation.


DWS VARIABLE SERIES I
ADVISER: DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

DWS CAPITAL GROWTH VIP--The fund seeks to provide long-term growth of capital. The fund normally invests at least 65% of total assets in equities, mainly common stocks of U.S. companies. The fund generally focuses on established companies that are similar in size to the companies in the S&P 500(R) Index (generally 500 of the largest companies in the U.S.) or the Russell 1000(R) Growth Index (generally those stocks among the 1,000 largest U.S. companies that have above-average price-to-earnings ratios).


DWS VARIABLE SERIES II
ADVISER: DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

DWS LARGE CAP VALUE VIP--The fund seeks to achieve a high rate of total return. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large U.S. companies that are similar in size to the companies in the Russell 1000(R) Value Index and that portfolio management believes are undervalued. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize certain sectors, even investing more than 25% of total assets in any one sector. The fund may invest up to 20% of total assets in foreign securities.


FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY ("FMR")

FIDELITY VIP ASSET MANAGER(SM) PORTFOLIO--The fund seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments. Fidelity Investments Money Management, Inc., FMR Co., Inc., and other investment advisers serve as sub-advisers for the fund.

FIDELITY VIP EQUITY-INCOME PORTFOLIO--The fund seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500(R) Index. FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund.

FIDELITY VIP GROWTH PORTFOLIO--The fund seeks to achieve capital appreciation. FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund.

FIDELITY VIP HIGH INCOME PORTFOLIO--The fund seeks a high level of current income, while also considering growth of capital. FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund.

FIDELITY VIP OVERSEAS PORTFOLIO--The fund seeks long-term growth of capital. FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund. FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund.


FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS (SERVICE CLASS 2)
ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY ("FMR")

FIDELITY VIP CONTRAFUND(R) PORTFOLIO--The fund seeks long-term capital appreciation. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO--The fund seeks to provide capital growth. FMR Co., Inc. and other affiliates of FMR serve as sub-advisers for the fund.

FIDELITY VIP MID CAP PORTFOLIO--The fund seeks long-term growth of capital. FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund.

FIDELITY VIP VALUE STRATEGIES PORTFOLIO--The fund seeks capital appreciation. FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund.


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)

ADVISERS:  FRANKLIN ADVISERS, INC.--  FRANKLIN LARGE CAP GROWTH VIP FUND,
                                      FRANKLIN GROWTH AND INCOME VIP FUND, AND
                                      FRANKLIN SMALL-MID CAP GROWTH VIP FUND

          FRANKLIN MUTUAL ADVISERS, LLC--FRANKLIN MUTUAL SHARES VIP FUND TEMPLETON INVESTMENT COUNSEL, LLC--TEMPLETON FOREIGN VIP FUND
FRANKLIN GROWTH AND INCOME VIP FUND--seeks capital appreciation with current income as a secondary goal. Under normal market conditions, the fund invests predominantly in equity securities, including securities convertible into common stock. This Fund was formerly known as FT VIP Franklin Growth and Income Securities Fund.

FRANKLIN LARGE CAP GROWTH VIP FUND--seeks capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in investments of large capitalization companies. This Fund was formerly known as FT VIP Franklin Large Cap Growth Securities Fund.

FRANKLIN SMALL-MID CAP GROWTH VIP FUND--seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization and mid-capitalization companies. This Fund was formerly known as FT VIP Small-Mid Cap Growth Securities Fund.

FRANKLIN MUTUAL SHARES VIP FUND--seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued. This Fund was formerly known as FT VIP Mutual Shares Securities Fund.

TEMPLETON FOREIGN VIP FUND--seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets. This Fund was formerly known as FT VIP Templeton Foreign Securities Fund.


JANUS ASPEN SERIES (SERVICE SHARES)
ADVISER: JANUS CAPITAL MANAGEMENT LLC

JANUS ASPEN JANUS PORTFOLIO--seeks long-term growth of capital.

MFS(R) VARIABLE INSURANCE TRUST (SERVICE CLASS)
ADVISER: MFS INVESTMENT MANAGEMENT

MFS(R) MID CAP GROWTH SERIES--seeks capital appreciation.

MFS(R) NEW DISCOVERY SERIES--seeks capital appreciation.

MFS(R) TOTAL RETURN SERIES--seeks total return.

MFS(R) UTILITIES SERIES--seeks total return.


OPPENHEIMER VARIABLE ACCOUNT FUNDS (SERVICE SHARES)
ADVISER: OFI GLOBAL ASSET MANAGEMENT, INC
SUB-ADVISER: OPPENHEIMERFUNDS, INC.

OPPENHEIMER CAPITAL INCOME FUND/VA--seeks total return.

OPPENHEIMER CAPITAL APPRECIATION FUND/VA--seeks capital appreciation.

OPPENHEIMER GLOBAL FUND/VA--seeks capital appreciation.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA--seeks total return.

OPPENHEIMER MAIN STREET FUND(R)/VA--seeks capital appreciation.


PIONEER VARIABLE CONTRACTS TRUST (CLASS II)
ADVISER: PIONEER INVESTMENT MANAGEMENT, INC.

PIONEER EMERGING MARKETS VCT PORTFOLIO--seeks long-term capital appreciation primarily through the securities of issuers in countries with emerging economies or securities markets.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO--long-term growth of capital. Current income is a secondary objective. AEW Capital Management, L.P., is a sub-adviser for the fund.


T. ROWE PRICE INTERNATIONAL SERIES, INC.
ADVISER: T. ROWE PRICE ASSOCIATES, INC.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO--seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. The sub-adviser is T. Rowe Price International Ltd.

                                    * * *

PLEASE NOTE THAT THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE. DURING EXTENDED PERIODS OF LOW INTEREST RATES, AND DUE IN PART TO CONTRACT FEES AND EXPENSES, THE YIELDS OF ANY SUBACCOUNT INVESTING IN A MONEY MARKET FUND MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. If, pursuant to SEC rules, the Goldman Sachs VIT Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Goldman Sachs VIT Money Market Sub-Account until the Fund is liquidated.

CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE SUB-ACCOUNTS WHICH BEST MEET INDIVIDUAL NEEDS AND OBJECTIVES, CAREFULLY READ THE UNDERLYING FUND PROSPECTUSES.

If there is a material change in the investment policy of a Sub-Account or the Fund in which it invests, the Owner will be notified of the change. If the Owner has Accumulated Value allocated to that Fund, he or she may have the Accumulated Value reallocated without charge to another Fund or to the Fixed Account, where available, on written request received by the Company within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) the receipt of the notice of the Owner's right to transfer.

                           PERFORMANCE INFORMATION

The Contract was first offered to the public by Commonwealth Annuity and Life Insurance Company in 1996. The Company, however, may advertise "total return" and "average annual total return" performance information based on (1) the periods that the Sub-Accounts have been in existence and (2) the periods that the Underlying Funds have been in existence. Both the total return and yield figures are based on historical earnings and are not intended to indicate future performance. Performance tables are included in the SAI.

The total return of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by Variable Account charges, and expressed as a percentage.

The average annual total return represents the average annual percentage change in the value of an investment in the Sub-Account over a given period of time. It represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.

The yield of the Sub-Account investing in the Goldman Sachs VIT Money Market Fund refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account investing in a Fund other than the Goldman Sachs VIT Money Market Fund refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED AS WELL AS CONTRACT LEVEL CHARGES (IF ANY) AND WITHDRAWAL CHARGES (FOR MORE INFORMATION, SEE THE SAI). PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

Performance information for a Sub-Account may be compared in reports and promotional literature to:

(1) the Standard & Poor's 500 Composite Stock Price Index (S&P 500), Dow Jones Industrial Average (DJIA), Shearson Lehman Aggregate Bond Index or other unmanaged indices, so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; or

(2) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or

(3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. In addition, relevant broad-based indices and performance from independent sources may be used to illustrate the performance of certain Contract features.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Funds.

                         DESCRIPTION OF THE CONTRACT

As of the date of this Prospectus, the Company has ceased issuing new Contracts except in connection with certain pre-existing contractual plans and programs. References to issue requirements and initial payments are included as information regarding general Company procedures. This Prospectus provides only a very brief overview of the more significant aspects of the Policy and of the Company's administrative procedures for the benefit of the Company's current Owners.


DISRUPTIVE TRADING

This Contract is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of an Underlying Fund (collectively, "Disruptive Trading"). These activities may require the Underlying Fund to maintain undesirable large cash positions or frequently buy or sell portfolio securities. Such transfers may dilute the value of the Underlying Fund's shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As a result, Disruptive Trading may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Contract Owners.

In order to protect our Contract Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading among the Underlying Funds (the "Disruptive Trading Procedures"). Our Disruptive Trading Procedures consider certain factors in order to identify Disruptive Trading activity, including the following:

      - the number of transfers made over a period of time;

      - the length of time between transfers;

      - whether the transfers follow a pattern that appears to be designed to take advantage of short term market fluctuations, particularly within certain Underlying Funds;

      - the dollar amount(s) requested for transfers; and

      - whether the transfers are part of a group of transfers made by a third party on behalf of several individual Contract Owners; and

      - the investment objectives and/or size of the Underlying Funds.

We may increase our monitoring of Contract Owners who engage in what we perceive to be disruptive trading, including investigating the transfer patterns within multiple contracts owned by the same Contract Owners. We may also investigate any patterns of disruptive trading identified by the Underlying Funds that may not have been captured by our Disruptive Trading Procedures.

Our Disruptive Trading Procedures may vary from Sub-account to Sub-account. The Disruptive Trading Procedures limit the number of transfers a Contract Owner may make during a given period, limit the number of times a Contract Owner may transfer into particular funds during a given period, and place restrictions as to the time and means of transfers (for example, transfer instructions are required by a certain daily time cutoff), among other things. Subject to the terms of the Contract, the Company reserves the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners or other holders of the Underlying Funds.

Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. If an Underlying Fund refuses a transfer request from the Company, the Company may not be able to effect certain allocations or transfers that a Contract Owner has requested. In the future, some Underlying Funds may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Underlying Funds.

We will apply our Disruptive Trading Procedures consistently without special arrangement, waiver, or exception. However, the Company's ability to detect and deter Disruptive Trading and to consistently apply the Disruptive Trading Procedures may be limited by operational systems and technological limitations. Contract Owners seeking to engage in such transfer activities may employ a variety of strategies to avoid detection. Because identifying Disruptive Trading involves judgments that are inherently subjective, the Company cannot provide assurances that its Disruptive Trading Procedures will detect every Contract Owner who engages in disruptive trading. In addition, the terms of some contracts previously issued by the Company, historical practices or actions, litigation, or certain regulatory restrictions may limit the Company's ability to apply transfer or other restrictions.

If we are unable to detect Disruptive Trading or are unable to restrict Disruptive Trading because of contract provisions or other reasons, you may experience dilution in the value of your Underlying Fund shares. There may be increased brokerage and administrative costs within the Underlying Funds, which may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from disruptive trading within the variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Under rules recently adopted by the Securities and Exchange Commission, effective April 16, 2007, we will be required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that will obligate us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Fund.


PAYMENTS

The Company issues a Contract when its underwriting requirements, which include receipt of the initial payment and allocation instructions by the Company at its Service Office, are met. These requirements also may include the proper completion of an application; however, where permitted, the Company may issue a Contract without completion of an application and/or signature for certain classes of annuity Contracts. If all issue requirements are not completed within five business days of the Company's receipt of the initial payment, the payment will be returned immediately unless the applicant authorizes the Company to retain it pending completion of all issue requirements. The Company reserves the right to reject an application or request to issue a Contract. Any such rejection will not discriminate unfairly among purchasers.

Payments may be made to the Contract at any time prior to the Annuity Date or prior to payment of a death benefit, subject to certain minimums:

     - Currently, the initial payment must be at least $5000 ($2,000 for IRAs). A lower minimum amount may be permitted if monthly automatic payments are being forwarded directly from a financial institution.

     -  Each subsequent payment must be at least $50.

     - The minimum allocation to a Guarantee Period Account is $1,000. If less than $1,000 is allocated to a Guarantee Period Account, the Company reserves the right to apply that amount to the Goldman Sachs VIT Money Market Fund.

Payments are to be made payable to the Company. A net payment is equal to the payment received less the amount of any applicable premium tax. The initial net payment is credited to the Contract and allocated among the requested investment options as of the date that all issue requirements are met. To the extent permitted by law, however, if the Contract is issued as an IRA or is issued in certain states, any portion of the initial net payment and additional net payments received during the Contract's first 15 days measured from the issue date, allocated to any Sub-Account and/or any Guarantee Period Account, will be held in the Sub-Account investing in the Goldman Sachs VIT Money Market Fund until the end of the 15-day period. Thereafter, these amounts will be allocated as requested.

Generally, unless otherwise requested, all subsequent payments will be allocated among the investment options in the same proportion that the initial net payment is allocated or, if subsequently changed, according to the most recent allocation instructions. Subsequent payments will be credited as of the Valuation Date received at the Service Office on the basis of accumulation unit value next determined after receipt. Prior to the Annuity Date, you may utilize up to seventeen variable Sub-Accounts at any one time, in addition to the Sub-Account investing in the Goldman Sachs VIT Money Market Fund.


RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY

An individual purchasing a Contract intended to qualify as an IRA may cancel the Contract at any time within ten days after receipt of the Contract and receive a refund. In order to cancel the Contract, the Owner must mail or deliver the Contract to the agent through whom the Contract was purchased, to the Service Office at Service Office, se(2), Inc., an affiliate of Security Benefit Life Insurance Company, located at One Security Benefit Place, Topeka, KS 66675, Telephone 1-800-533-7881, or to an authorized representative. Mailing or delivery must occur within ten days after receipt of the Contract for cancellation to be effective.

Within seven days, the Company will provide a refund equal to the gross payment(s) received. In some states, however, the refund may equal the greater of (1) gross payments, or (2) gross payments allocated to the Fixed Account and the Guarantee Period Accounts plus the Accumulated Value of any amounts allocated to the Variable Account plus any amounts deducted under the Contract or by the Underlying Funds for taxes, charges or fees. At the time the Contract is issued, the "Right to Examine" provision on the cover of the Contract will specifically indicate whether the refund will be equal to gross payments or equal to the greater of (a) or (b) as set forth above.

The liability of the Variable Account under this provision is limited to the Owner's Accumulated Value in the Sub-Accounts on the date of cancellation. Any additional amounts refunded to the Owner will be paid by the Company.


RIGHT TO CANCEL ALL OTHER CONTRACTS

An Owner may cancel the Contract at any time within ten days after receipt of the Contract (or longer if required by state law) and receive a refund. In most states, the Company will pay the Owner an amount equal to the sum of (1) the difference between the payment received, including fees, and any amount allocated to the Variable Account, and (2) the Accumulated Value of amounts allocated to the Variable Account as of the date the request is received. If the Contract was purchased as an IRA or issued in a state that requires a full refund of the initial payment(s), the IRA cancellation right described above will be used. At the time the Contract is issued, the "Right to Examine" provision on the cover of the Contract will specifically indicate what the refund will be and the time period allowed to exercise the right to cancel.


TELEPHONE TRANSACTIONS PRIVILEGE

Subject to state law, you, or anyone you authorize, may initiate transactions over the telephone, unless you notify the Company of your election not to have this privilege. The policy of the Company and its agents and affiliates is that it will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone instructions are tape-recorded. The Company reserves the right to modify or discontinue this privilege at any time without prior notice.

The Company cannot guarantee that you, or any other person you authorize, will always be able to reach us to complete a telephone transaction. Under these circumstances, you should submit your request in writing or other form acceptable to us.


TRANSFER PRIVILEGE

At any time prior to the Annuity Date and subject to the Disruptive Trading limitations described above under DESCRIPTION OF THE CONTRACT, an Owner may transfer amounts among investment options upon written or, in most jurisdictions, telephone request to the Company. Transfers may be made to or among all of the available Sub-Accounts as long as no more than seventeen Sub-Accounts (in addition to the Sub-Account investing in the Goldman Sachs VIT Money Market Account) are utilized at any one time. Transfer values will be based on the Accumulated Value next computed after receipt of the transfer request.

Transfers to a Guarantee Period Account must be at least $1,000. If the amount to be transferred to a Guarantee Period Account is less than $1,000, the Company may transfer that amount to the Sub-Account investing in the Goldman Sachs VIT Money Market Fund. Transfers from a Guarantee Period Account prior to the expiration of the Guarantee Period will be subject to a Market Value Adjustment.

If the Owner requests a transfer of an amount from a Sub-Account that is higher than the amount in the Sub-Account on the Valuation Date (for example, if a request is made to transfer $100 from a Sub-Account but the Accumulated Value in the Sub-Account on the Valuation Date is only $98), the Company will transfer all of the Accumulated Value in the Sub-Account.

The first 12 transfers in a Contract year are guaranteed to be free of any transfer charge. The Company does not currently charge for additional transfers but reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing these additional transfers. If you authorize periodic transfers under an Automatic Transfer option (Dollar Cost Averaging) or Automatic Account Rebalancing option, the first automatic transfer or rebalancing under a request counts as one transfer for purposes of the 12 transfers guaranteed to be free of a transfer charge in each Contract year. Each subsequent transfer or rebalancing under that request in the same or a subsequent Contract year is without charge and does not reduce the remaining number of transfers which may be made free of charge.

To the extent permitted by law, the Company reserves the right, from time to time, to credit an enhanced interest rate to an initial and/or subsequent payment made to the Fixed Account when it is being used as the source account from which to process automatic transfers. For more information see ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM in the SAI.


AUTOMATIC TRANSFERS AND AUTOMATIC ACCOUNT REBALANCING OPTIONS.

AUTOMATIC TRANSFERS (DOLLAR COST AVERAGING) OPTION.    The Owner may elect
automatic transfers of a predetermined dollar amount, not less than $100, on a periodic basis (monthly, bi-monthly, quarterly, semi-annually or annually) from either the Fixed Account, the Sub-Account investing in the Goldman Sachs VIT Money Market Fund or the Sub-Account investing in the Goldman Sachs VIT Government Income Fund (the "source accounts") to one or more available Sub-Accounts. Automatic transfers may not be made into the Fixed Account, the Guarantee Period Accounts or, if applicable, the Underlying Fund being used as the source account. If an automatic transfer would reduce the balance in the source account to less than $100, the entire balance will be transferred proportionately to the chosen Sub-Accounts. Automatic transfers will continue until the amount in the source account on a transfer date is zero or the Owner's request to terminate the option is received by the Company. If additional amounts are allocated to the source account after its balance has fallen to zero, this option will not restart automatically, and the Owner must provide a new request to the Company.

AUTOMATIC ACCOUNT REBALANCING OPTION.    The Owner may request automatic
rebalancing of Sub-Account allocations on a monthly, quarterly, semi-annual or annual basis in accordance with percentage allocations specified by the Owner. As frequently as specified by the Owner, the Company will review the percentage allocations in the Funds and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made. Automatic Account Rebalancing will continue until the Owner's request to terminate or change the option is received by the Company. As such, subsequent payments allocated in a manner different from the percentage allocation mix in effect on the date the payment is received will be allocated in accordance with the existing mix on the next scheduled date unless the Owner's timely request to change the allocation mix is received by the Company.

LIMITATIONS.    The Company reserves the right to limit the number of
Sub-Accounts that may be used for automatic transfers and rebalancing, and to discontinue either option upon advance written notice. Currently, Dollar Cost Averaging and Automatic Account Rebalancing may not be in effect simultaneously. Either option may be elected at no additional charge when the Contract is purchased or at a later date.


SURRENDER

At any time prior to the Annuity Date, the Owner may surrender the Contract and receive its Surrender Value, less any tax withholding. The request for surrender must be made on Company forms. You may obtain Company forms by calling 1-800-533-7881.

The Owner must return the Contract and a signed, written request for surrender on a Company surrender form to the Service Office. The Surrender Value will be calculated based on the Contract's Accumulated Value as of the Valuation Date on which the request and the Contract are received at the Service Office.

Before the Annuity Date, a surrender charge may be deducted when a Contract is surrendered if payments have been credited to the Contract during the last nine full Contract years. See CHARGES AND DEDUCTIONS. The Contract fee will be deducted upon surrender of the Contract.

After the Annuity Date, only Contracts annuitized under a commutable period certain option may be surrendered. The amount payable is the commuted value of any unpaid installments, computed on the basis of the assumed interest rate incorporated in such annuity benefit payments. No surrender charge is imposed after the Annuity Date.

Any amount surrendered is normally payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and withdrawals of amounts in each Sub-Account in any period during which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has, by order, permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of a separate account is not reasonably practicable.

The Company reserves the right to defer surrenders and withdrawals of amounts allocated to the Company's Fixed Account and Guarantee Period Accounts for a period not to exceed six months.

The surrender rights of Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program ("Texas ORP") are restricted. Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, transfers or surrenders you request from a 403(b) Contract comply with applicable tax requirements before we process your request.

For important tax consequences, generally which may result from surrender, see FEDERAL TAX CONSIDERATIONS.


WITHDRAWALS

At any time prior to the Annuity Date, the Owner may withdraw a portion of the Accumulated Value of his or her Contract, subject to the limits stated below. The request for withdrawal must be made on Company forms. You may obtain Company forms by calling 1-800-533-7881. You may also obtain a Company withdrawal form at our Company web site, https://cwannuity.se2.com.

The Owner must submit to the Service Office a signed, written request for withdrawal on a Company withdrawal form. The written request must indicate the dollar amount the Owner wishes to receive and the investment options from which such amount is to be withdrawn. Each withdrawal must be in a minimum amount of $100.

The amount withdrawn equals the amount requested by the Owner plus any applicable surrender charge, as described under CHARGES AND DEDUCTIONS. In addition, amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment, as described under GUARANTEE PERIOD ACCOUNTS.

Where allocations have been made to more than one investment option, a percentage of the withdrawal may be allocated to each such option. A withdrawal from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount withdrawn, computed as of the Valuation Date that the request is received at the Service Office.

Withdrawals will be paid in accordance with the time limitations described under "SURRENDER" above.

For important tax consequences which may result from withdrawals, see FEDERAL TAX CONSIDERATIONS.

SYSTEMATIC WITHDRAWALS.    The Owner may elect an automatic schedule of
withdrawals (systematic withdrawals) from amounts in the Sub-Accounts and/or the Fixed Account on a monthly, bi-monthly, quarterly, semi-annual or annual basis. Systematic withdrawals from Guarantee Period Accounts are not available. The minimum amount of each automatic withdrawal is $100, and will be subject to any applicable withdrawal charges.

If elected at the time of purchase, the Owner must designate in writing the specific dollar amount of each withdrawal and the percentage of this amount which should be taken from each designated Sub-Account and/or the Fixed Account. Systematic withdrawals then will begin on the date indicated on the application. If elected after the issue date, the Owner may specify in writing a specific dollar amount and the percentage of this amount to be taken from each designated Sub-Account and/or the Fixed Account, or the Owner may elect to withdraw a specific percentage of the Accumulated Value calculated as of the withdrawal dates, and may designate the percentage of this amount which should be taken from each account. The first withdrawal will take place on the date the written request is received at the Service Office or, if later, on a date specified by the Owner.

If a withdrawal would cause the remaining Accumulated Value to be less than $1,000, systematic withdrawals may be discontinued. Systematic withdrawals will cease automatically on the Annuity Date. The Owner may change or terminate systematic withdrawals only by written request to the Service Office.

LIFE EXPECTANCY DISTRIBUTIONS.    Each calendar year prior to the Annuity Date,
an Owner who also is the Annuitant may take without surrender charge a series of systematic withdrawals from the Contract according to the Company's life expectancy distribution ("LED") option. The Owner must return a properly signed LED request form to the Service Office.

The Owner may elect monthly, bi-monthly, quarterly, semi-annual, or annual LED distributions, and may terminate the LED option at any time.

If an Owner elects the Company's LED option, (based on the applicable IRS table), in each calendar year a fraction of the Accumulated Value is withdrawn without a surrender charge based on the Owner's then life expectancy (or the joint life expectancy of the Owner and a beneficiary.) The numerator of the fraction is 1 (one) and the denominator of the fraction is the remaining life expectancy of the Owner, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. Under the Company's LED option, the amount withdrawn from the Contract changes each year, because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 17 years, but a person who attains age 87 has a life expectancy of another 6.7 years. Where the Owner is a trust or other nonnatural person, the Owner may elect the LED option based on the Annuitant's life expectancy.

(Note: this option may not produce annual distributions that meet the definition of "substantially equal periodic payments" as defined under Code
Section 72(t). As such, the withdrawals may be treated by the Internal Revenue Service (IRS) as premature distributions from the Contract and may be subject to a 10% federal tax penalty. Owners seeking distributions over their life under this definition should consult their tax advisor. In addition, if the amount necessary to meet the substantially equal periodic payment definition is greater than the Company's LED amount, a surrender charge may apply to the amount in excess of the LED amount.)

The Company may discontinue or change the LED option at any time, but not with respect to election of the option made prior to the date of any change in the LED option.


DEATH BENEFIT

In the event that the Annuitant, Owner or Joint Owner, if applicable, dies while the Contract is in force, the Company will pay the beneficiary a death benefit, except where the Contract is continued as provided below in "THE SPOUSE OF THE OWNER AS BENEFICIARY." The amount of the death benefit and the time requirements for receipt of payment may vary depending upon whether the Annuitant or an Owner dies first, and whether death occurs prior to or after the Annuity Date.

DEATH OF THE ANNUITANT PRIOR TO THE ANNUITY DATE.    At the death of the
Annuitant (including an Owner who is also the Annuitant), the death benefit is equal to the greatest of:

(a) the Contract's Accumulated Value on the Valuation Date that the Company receives the death certificate and all necessary claim paperwork, increased by any positive Market Value Adjustment;

(b) gross payments compounded daily at the effective annual yield of 5% starting on the date each payment is applied, decreased proportionately to reflect withdrawals; or

(c) the death benefit that would have been payable on the most recent contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

For each withdrawal under (a) or (b) above, the proportionate reduction is calculated as the death benefit under this option immediately prior to the withdrawal multiplied by the withdrawal amount and divided by the Accumulated Value immediately prior to the withdrawal.

This guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of:

(a) the Accumulated Value on the Valuation Date that the Company receives the death certificate and all necessary claim paperwork (increased by any positive Market Value Adjustment); or

(b)  gross payments compounded daily at the effective annual yield of 5%

The higher of (a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of:

(a) the Contract's then current Accumulated Value increased by any positive Market Value Adjustment;

(b)   gross payments compounded daily at the effective annual yield of 5%; or

(c)   the locked-in value of the death benefit at the first anniversary.

The greatest of (a), (b) or (c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and (c) will be decreased proportionately if withdrawals are taken. See APPENDIX C--THE DEATH BENEFIT for specific examples of death benefit calculations.

DEATH OF AN OWNER WHO IS NOT ALSO THE ANNUITANT PRIOR TO THE ANNUITY DATE.
If an Owner who is not also the Annuitant dies before the Annuity Date, the death benefit will be the Accumulated Value increased by any positive Market Value Adjustment. The death benefit never will be reduced by a negative Market Value Adjustment.

PAYMENT OF THE DEATH BENEFIT PRIOR TO THE ANNUITY DATE.    The death benefit
generally will be paid to the beneficiary in one sum within seven business days of the receipt of due proof of death at the Service Office. Instead of payment in one sum, the beneficiary may, by written request, elect to:

(1) defer distribution of the death benefit for a period no more than five years from the date of death; or

(2) receive distributions over the life of the beneficiary or for a period certain not extending beyond the beneficiary's life expectancy, with annuity benefit payments beginning one year from the date of death.

However, if the Owner has specified a death benefit annuity option, the death benefit will be paid out accordingly. Any death benefit annuity option specified by the Owner must comply with the requirements set forth in paragraph
(2) above.

If distribution of the death benefit is deferred under (1) or (2), any value in the Guarantee Period Accounts will be transferred to the Sub-Account investing in the Goldman Sachs VIT Money Market Fund. The excess, if any, of the death benefit over the Accumulated Value also will be added to the Goldman Sachs VIT Money Market Fund. The beneficiary may, by written request, effect transfers and withdrawals during the deferral period and prior to annuitization under
(2), but may not make additional payments. The death benefit will reflect any earnings or losses experienced during the deferral period. If there are multiple beneficiaries, the consent of all is required.

With respect to the death benefit, the Accumulated Value under the Contract will be based on the unit values next computed after due proof of the death has been received.

DEATH OF THE ANNUITANT ON OR AFTER THE ANNUITY DATE.    If the Annuitant's
death occurs on or after the Annuity Date but before completion of all guaranteed annuity benefit payments, any unpaid amounts or installments will be paid to the beneficiary. The Company must pay out the remaining payments at least as rapidly as under the payment option in effect on the date of the Annuitant's death.


THE SPOUSE OF THE OWNER AS BENEFICIARY

The Owner's spouse, if named as the sole beneficiary, may by written request continue the Contract rather than receiving payment of the death benefit. Upon such election, the spouse will become the Owner and Annuitant subject to the following: (1) any value in the Guarantee Period Accounts will be transferred to the Sub-Account investing in the Goldman Sachs VIT Money Market Fund; (2) the excess, if any, of the death benefit over the Contract's Accumulated Value also will be added to the Sub-Account investing in the Goldman Sachs VIT Money Market Fund. The resulting value never will be subject to a surrender charge when withdrawn. The new Owner may also make additional payments; however, a surrender charge will apply to these amounts if they are withdrawn before they have been invested in the Contract for at least nine years. All other rights and benefits provided in the Contract will continue, except that any subsequent spouse of such new Owner will not be entitled to continue the Contract when the new Owner dies.

FEDERAL DEFENSE OF MARRIAGE ACT.    The right of a spouse to continue the
Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under Federal law. The U.S. Supreme Court has held Section 3 of the Federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, as some uncertainty remains regarding the treatment of same-sex spouses, you should consult a tax advisor for more information on this subject.


OPTIONAL ENHANCED EARNINGS RIDER (EER)

The Enhanced Earnings Rider (EER) may have been elected at issue in most jurisdictions as long as the Annuitant had not yet attained age 76. The Rider provides for additional amounts to be paid to the beneficiary under certain circumstances in the event that the Annuitant dies prior to the Annuity Date.

The Company reserves the right to terminate the availability of the EER at any time; however, such a termination would not effect Riders issued prior to the termination date.


CONDITIONS FOR PAYMENT OF THE EER BENEFIT

For any benefit to be payable under the EER, certain conditions must be met, as follows:

1.    The Annuitant's death must occur prior to the Annuity Date.

2. The difference between (a) and (b) must be greater than zero, where: (a) is the Accumulated Value, and (b) is gross payments not previously withdrawn. IF (A) MINUS (B) IS ZERO OR LESS, NO BENEFIT WILL BE
      PAYABLE.

Under the EER, Accumulated Value is determined on the Valuation Date on which due proof of death and all necessary documentation have been received at the Service Office.

For purposes of the EER, withdrawals will be considered withdrawn from earnings first and then withdrawn from gross payments on a last-in, first-out basis. Therefore, the value of the EER largely depends on the amount of earnings that accumulate under the Contract. If you expect to withdraw the earnings from your Accumulated Value, electing the EER may not be appropriate. Your financial representative can help you determine if the EER is appropriate in your circumstances.


AMOUNT OF EER BENEFIT

ANNUITANT'S AGE AT ISSUE--0 TO 70--If a benefit is payable under the EER and the Contract was issued prior to the Annuitant's 71st birthday, the benefit will be equal to the LESSER of:

(a) 50% of gross payments not previously withdrawn. (For purposes of this calculation only, except for the Initial Payment, gross payments shall not include payments made under the Contract during the 12-month period immediately prior to the date of death.); or

(b) 50% of the difference between the Accumulated Value and gross payments not previously withdrawn.

ANNUITANT'S AGE AT ISSUE--71 TO 75--If a benefit is payable under the EER and the Contract was issued on or after the Annuitant's 71st birthday and before his/her 76th birthday, the benefit will be equal to the LESSER of:

(a) 25% of gross payments not previously withdrawn. (For purposes of this calculation only, except for the Initial Payment, gross payments shall not include payments made under the Contract during the 12-month period immediately prior to the date of death.); or

(b) 25% of the difference between the Accumulated Value and gross payments not previously withdrawn.

The EER benefit shall be paid in the same manner that the death benefit is paid prior to the Annuity Date.


EXAMPLES

EXAMPLE 1.    Assume that the Annuitant is 67 years old at the time the
Contract is issued and the Enhanced Earnings Rider is selected. The Owner makes an initial payment of $100,000 and does not make any subsequent payments or take any withdrawals. Further assume that the Annuitant dies five years later and on the date that due proof of death and all necessary documentation are received by the Company the Accumulated Value is equal to $150,000.

The EER benefit on that date is equal to the LESSER of:

(a) 50% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (50% x 100,000) = $50,000; or

(b) 50% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the contract = (50% x (150,000 - 100,000)) = $25,000

The EER benefit is equal to $25,000 under (b), which is the lesser of $50,000 (50% x 100,000) and $25,000 (50% x (150,000 - 100,000)).

EXAMPLE 2.    Assume that the Annuitant is 67 years old at the time the
Contract is issued and the Enhanced Earnings Rider is selected. The Owner makes an initial payment of $100,000 and does not make any subsequent payments or take any withdrawals. Further assume that the Annuitant dies ten years later and on the date that due proof of death and all necessary documentation are received by the Company the Accumulated Value is equal to $250,000.

The EER benefit on that date is equal to the LESSER of:

(a) 50% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (50% x $100,000) = $50,000; or

(b) 50% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the Contract = (50% x ($250,000 - $100,000)) = $75,000

The EER benefit is equal to $50,000 under (a), which is the lesser of $50,000 (50% x $100,000) and $75,000 (50% x ($250,000 - $100,000)).

EXAMPLE 3.    Assume that the Annuitant is 67 years old at the time the
Contract is issued and the Enhanced Earnings Rider is selected. The Owner makes an initial payment of $100,000 and does not make any subsequent payments. Further assume that the Owner takes a $15,000 withdrawal and that the Accumulated Value was equal to $150,000 before the withdrawal was taken. Since there was $50,000 of earnings in the Contract at the time of withdrawal, for purposes of the Enhanced Earnings Rider the withdrawal is considered to be a withdrawal of $15,000 of earnings. Immediately after the withdrawal, the Accumulated Value is $135,000 and the gross payments (not previously withdrawn) is $100,000.

Immediately after the withdrawal, the EER benefit is equal to the LESSER of:

(a) 50% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (50% x $100,000) = $50,000; or

(b) 50% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the contract = (50% x ($135,000 - $100,000)) = $17,500

The EER benefit is equal to $17,500 under (b), which is the lesser of $50,000 (50% x 100,000) and $17,500 (50% x ($135,000 - $100,000)).

EXAMPLE 4.    Assume that the Annuitant is 67 years old at the time the
Contract is issued and the Enhanced Earnings Rider is selected. The Owner makes an initial payment of $100,000 and does not make any subsequent payments. Further assume that the Owner takes a $65,000 withdrawal and that the Accumulated Value was equal to $150,000 before the withdrawal was taken. Since there was $50,000 of earnings in the Contract at the time of the withdrawal, for purposes of the Enhanced Earnings Rider the withdrawal of $65,000 is considered to be a withdrawal of $50,000 earnings and $15,000 of gross payments. Immediately after the withdrawal, the Accumulated Value is $85,000 and the gross payments (not previously withdrawn) is $85,000.

Immediately after the withdrawal, the EER benefit is equal to the LESSER of:

(a) 50% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (50% x $85,000) = $42,500; or

(b) 50% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the contract = (50% x ($85,000 - $85,000)) = $0

The EER benefit is equal to $0 under (b), which is the lesser of $42,500 (50% x $85,000) and $0 (50% x ($85,000 - $85,000)).


TERMINATING THE EER

Once the EER is chosen, it cannot be discontinued unless the underlying Contract is surrendered, annuitized, or a death benefit is payable. The EER will terminate on the earliest of the following:

1.    the Annuity Date;

2.    the date the Contract is surrendered;

3.    the date the Company determines a death benefit is payable; or

4. if the deceased Owner's spouse, who is the sole beneficiary, continues the Contract.

If the payment of the death benefit is deferred under the Contract or if the Contract is continued by the deceased Owner's spouse, the amount of the EER benefit, if any, will be applied to the Contract through an allocation to the Sub-Account investing in the Goldman Sachs VIT Money Market Fund and the Rider will terminate.


ASSIGNMENT

The Contract, other than one sold in connection with certain qualified plans, provide that it may be assigned by the Owner at any time prior to the Annuity Date and while the Annuitant is alive. The Company will not be deemed to have knowledge of an assignment unless it is made in writing and filed at the Service Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Contract is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Contract to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Contract. The interest of the Owner and of any beneficiary will be subject to any assignment.

For important tax liability which may result from assignments, see FEDERAL TAX CONSIDERATIONS.

ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE

The Owner selects the Annuity Date. To the extent permitted by law, the Annuity Date may be the first day of any month (1) before the Annuitant's 85th birthday, if the Annuitant's age on the issue date of the Contract is 75 or under, or (2) within ten years from the issue date of the Contract and before the Annuitant's 90th birthday, if the Annuitant's age on the issue date is between 76 and 90.

The Owner may elect to change the Annuity Date by sending a request to the Service Office at least one month before the Annuity date. The new Annuity Date must be the first day of any month occurring before the Annuitant's 90th birthday, and must be within the life expectancy of the Annuitant. The Company shall determine such life expectancy at the time a change in Annuity Date is requested. In no event will the latest possible annuitization age exceed 90.

If the Annuity Date under a non-qualified Contract is deferred until the Owner reaches an age that is significantly beyond the Owner's life expectancy, it is possible that the Contract will not be considered an annuity for federal tax purposes. In addition, the Internal Revenue Code ("the Code") and the terms of qualified plans impose limitations on the age at which annuity benefit payments may commence and the type of annuity option selected. The Owner should carefully review the selection of the Annuity Date with his/her tax adviser. See FEDERAL TAX CONSIDERATIONS for further information.

Subject to certain restrictions described below, the Owner has the right (1) to select the annuity option under which annuity benefit payments are to be made, and (2) to determine whether payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. Certain annuity options may be commutable or noncommutable. A commutable option provides the payee with the right to request a lump sum payment of any remaining balance after annuity payments have commenced. Under a noncommutable option, the payee may not request a lump sum payment. Annuity benefit payments are determined according to the annuity tables in the Contract, by the annuity option selected, and by the investment performance of the Sub-Accounts selected. See "Annuity Benefit Payments" in the SAI.

To the extent a fixed annuity payout is selected, Accumulated Value will be transferred to the Fixed Account of the Company, and the annuity benefit payments will be fixed in amount. See APPENDIX A--MORE INFORMATION ABOUT THE FIXED ACCOUNT.

Under a variable annuity payout option, a payment equal to the value of the fixed number of Annuity Units in the Sub-Accounts is made monthly, quarterly, semi-annually or annually. Since the value of an Annuity Unit in a Sub-Account will reflect the investment performance of the Sub-Account, the amount of each annuity benefit payment will vary.

The annuity option selected must produce an initial payment of at least $50 (a lower amount may be required in some states). The Company reserves the right to increase this minimum amount. If the annuity option selected does not produce an initial payment which meets this minimum, a single payment may be made. Once the Company begins making annuity benefit payments, the Annuitant cannot make withdrawals or surrender the annuity benefit, except where a commutable period certain option has been elected. Beneficiaries entitled to receive remaining payments under either a commutable or non-commutable "period certain" option may elect instead to receive a lump sum settlement. See "DESCRIPTION OF VARIABLE ANNUITY OPTIONS" below.

If the Owner does not elect an option, a variable life annuity with periodic payments guaranteed for ten years will be purchased. Changes in either the Annuity Date or annuity option can be made up to one month prior to the Annuity Date.


DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS

The Company provides the variable annuity payout options described below. Currently, variable annuity payout options may be funded through the Sub-Accounts investing in the Goldman Sachs VIT Equity

Index Fund, the Goldman Sachs VIT U.S. Equity Insights Fund and the Goldman Sachs VIT Money Market Fund.

The Company also provides these same options funded through the Fixed Account (fixed annuity payout). Regardless of how payments were allocated during the accumulation period, any of the variable payout options or the fixed payout options may be selected, or any of the variable payout options may be selected in combination with any of the fixed annuity payout options. The Company may offer other annuity options. IRS regulations may not permit certain of the available annuity options when used in connection with certain qualified Contracts.

VARIABLE LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR TEN YEARS.    This variable
annuity is payable periodically during the lifetime of the Annuitant with the guarantee that if the Annuitant should die before all payments have been made, the remaining annuity benefit payments will continue to the beneficiary.

VARIABLE LIFE ANNUITY PAYABLE PERIODICALLY DURING LIFETIME OF THE ANNUITANT
ONLY.    This variable annuity is payable during the payee's life. It would be possible under this option for the Annuitant to receive only one annuity benefit payment if the Annuitant dies prior to the due date of the second annuity benefit payment, two annuity benefit payments if the Annuitant dies before the due date of the third annuity benefit payment, and so on. Payments will continue, however, during the lifetime of the Annuitant, no matter how long he or she lives.

UNIT REFUND VARIABLE LIFE ANNUITY.    This is an annuity payable periodically
during the lifetime of the Annuitant with the guarantee that if (1) exceeds
(2), then periodic variable annuity benefit payments will continue to the beneficiary until the number of such payments equals the number determined in
(1).

     Where:    (1)   is the dollar amount of the Accumulated Value at
                     annuitization divided by the dollar amount of the first payment, and

               (2)   is the number of payments paid prior to the death of the Annuitant.

JOINT AND SURVIVOR VARIABLE LIFE ANNUITY.    This variable annuity is payable
jointly to the Annuitant and another individual during their joint lifetime, and then continues thereafter during the lifetime of the survivor. The amount of each payment to the survivor is based on the same number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be either the person designated as the Annuitant in the Contract or the beneficiary. There is no minimum number of payments under this option.

JOINT AND TWO-THIRDS SURVIVOR VARIABLE LIFE ANNUITY.    This variable annuity
is payable jointly to the Annuitant and another individual during their joint lifetime, and then continues during the lifetime of the survivor. The amount of each periodic payment to the survivor, however, is based upon two-thirds of the number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be the person designated as the Annuitant in the Contract or the beneficiary. There is no minimum number of payments under this option.

PERIOD CERTAIN VARIABLE ANNUITY (PAYMENTS GUARANTEED FOR A SPECIFIC NUMBER OF
YEARS).    This variable annuity has periodic payments for a stipulated number of years ranging from one to thirty. If the Annuitant dies before the end of the period, remaining payments will continue to be made. A fixed period certain annuity may be either commutable or noncommutable. A variable period certain annuity is automatically commutable.

It should be noted that the period certain option does not involve a life contingency. In computing payments under this option, the Company deducts a charge for annuity rate guarantees, which includes a factor for mortality risks. Although not contractually required to do so, the Company currently follows a practice of permitting persons receiving payments under a period certain option to elect to convert to a variable annuity involving a life contingency. The Company may discontinue or change this practice at any time, but not with respect to election of the option made prior to the date of any change in this practice.

ANNUITY BENEFIT PAYMENTS

DETERMINATION OF THE FIRST VARIABLE ANNUITY BENEFIT PAYMENT.    The amount of
the first monthly payment depends upon the selected variable annuity option, the sex (however, see "NORRIS DECISION" below) and age of the Annuitant, and the value of the amount applied under the annuity option ("annuity value"). The Contract provides annuity rates that determine the dollar amount of the first periodic payment under each variable annuity option for each $1,000 of applied value. From time to time, the Company may offer its Owners both fixed and variable annuity rates more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Owners of the same class.

The dollar amount of the first periodic annuity benefit payment is calculated based upon the type of annuity option chosen, as follows:

     - For LIFE ANNUITY OPTIONS AND NONCOMMUTABLE FIXED PERIOD CERTAIN OPTIONS OF TEN YEARS OR MORE, the dollar amount is determined by multiplying
        (1) the Accumulated Value applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.

     - For ALL COMMUTABLE FIXED PERIOD CERTAIN OPTIONS, ANY NONCOMMUTABLE FIXED PERIOD CERTAIN OPTION OF LESS THAN TEN YEARS AND ALL VARIABLE PERIOD CERTAIN OPTIONS, the dollar amount is determined by multiplying
        (1) the Surrender Value less premium taxes, if any, applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.

     - For a death benefit annuity, the annuity value will be the amount of the death benefit.

The first periodic annuity benefit payment is based upon the Accumulated Value as of a date not more than four weeks preceding the date that the first annuity benefit payment is due. The Company transmits variable annuity benefit payments for receipt by the payee by the first of a month. Variable annuity benefit payments are currently based on unit values as of the 15th day of the preceding month.

THE ANNUITY UNIT.    On and after the Annuity Date, the Annuity Unit is a
measure of the value of the monthly annuity benefit payments under a variable annuity option. The value of an Annuity Unit in each Sub-Account initially was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of such unit on the immediately preceding Valuation Date, multiplied by the net investment factor of the Sub-Account for the current Valuation Period and divided by the assumed interest rate for the current Valuation Period The assumed interest rate, discussed below, is incorporated in the variable annuity options offered in the Contract.

DETERMINATION OF THE NUMBER OF ANNUITY UNITS.    The dollar amount of the first
variable annuity benefit payment is divided by the value of an Annuity Unit of the selected Sub-Account(s) to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed under all annuity options except the joint and two-thirds survivor annuity option.

DOLLAR AMOUNT OF SUBSEQUENT VARIABLE ANNUITY BENEFIT PAYMENTS.    The dollar
amount of each periodic variable annuity benefit payment after the first will vary with the value of the Annuity Units of the selected Sub-Account(s). The dollar amount of each subsequent variable annuity benefit payment is determined by multiplying the fixed number of Annuity Units (derived from the dollar amount of the first payment, as described above) with respect to a Sub-Account by the value of an Annuity Unit of that Sub-Account on the applicable Valuation Date.

The variable annuity options offered by the Company are based on a 3.5% assumed interest rate, which affects the amounts of the variable annuity benefit payments. Variable annuity benefit payments with respect to a Sub-Account will increase over periods when the actual net investment result of the Sub-Account exceeds the equivalent of the assumed interest rate. Variable annuity benefit payments will decrease over periods when the actual net investment results are less than the equivalent of the assumed interest rate.

For an illustration of a calculation of a variable annuity benefit payment using a hypothetical example, see "Annuity Benefit Payments" in the SAI.


NORRIS DECISION

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a Contract issued in connection with an employer-sponsored benefit plan affected by the NORRIS decision will be based on the greater of (1) the Company's unisex non-guaranteed current annuity option rates, or (2) the guaranteed unisex rates described in such Contract, regardless of whether the Annuitant is male or female.


COMPUTATION OF VALUES

THE ACCUMULATION UNIT.    Each net payment is allocated to the investment
options selected by the Owner. Allocations to the Sub-Accounts are credited to the Contract in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Contract is equal to the portion of the net payment allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Service Office. The number of Accumulation Units resulting from each payment will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a withdrawal or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account, and will reflect the investment performance, expenses and charges of its Underlying Funds. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account.

Allocations to the Guarantee Period Accounts and the Fixed Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See GUARANTEE PERIOD ACCOUNTS and APPENDIX A--MORE INFORMATION ABOUT THE FIXED ACCOUNT.

The Accumulated Value under the Contract is determined by (1) multiplying the number of Accumulation Units in each Sub-Account by the value of an Accumulation Unit of that Sub-Account on the Valuation Date, (2) adding the products, and (3) adding the amount of the accumulations in the Fixed Account and Guarantee Period Accounts, if any.

NET INVESTMENT FACTOR.    The Net Investment Factor is an index that measures
the investment performance of a Sub-Account from one Valuation Period to the next. This factor is equal to 1.000000 plus the result from dividing (1) by (2) and subtracting the sum of (3) and (4) where:

(1) is the investment income of a Sub-Account for the Valuation Period, including realized or unrealized capital gains and losses during the Valuation Period, adjusted for provisions made for taxes, if any;

(2) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

(3) is a charge for mortality and expense risks equal to 1.25% on an annual basis of the daily value of the Sub-Account's assets; and

(4) is an administrative charge equal to 0.20% on an annual basis of the daily value of the Sub-Account's assets.

The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor. For an illustration of an Accumulation Unit calculation using a hypothetical example, see the SAI.


                           CHARGES AND DEDUCTIONS

Deductions under the Contract and charges against the assets of the Sub-Accounts are described below. Other deductions and expenses paid out of the assets of the Underlying Funds are described in the prospectuses and SAIs of the Underlying Funds.


VARIABLE ACCOUNT DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGE.    The Company assesses a charge against the
assets of each Sub-Account to compensate for certain mortality and expense risks it has assumed. The charge is imposed during both the accumulation phase and the annuity payout phase. The mortality risk arises from the Company's guarantee that it will make annuity benefit payments in accordance with annuity rate provisions established at the time the Contract is issued for the life of the Annuitant (or in accordance with the annuity payout option selected), no matter how long the Annuitant (or other payee) lives and no matter how long all Annuitants as a class live. Therefore, the mortality charge is deducted during the annuity payout phase on all Contracts, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Contract and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses.

The mortality and expense risk charge is assessed daily at an annual rate of 1.25% of each Sub-Account's assets. This charge may not be increased. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company estimates that a reasonable allocation might be 0.80% for mortality risk and 0.45% for expense risk.

ADMINISTRATIVE EXPENSE CHARGE.    The Company assesses each Sub-Account with a
daily charge equal to an annual rate of 0.20% of the average daily net assets of the Sub-Account. This charge may not be increased. The charge is imposed during both the accumulation phase and the annuity payout phase. The daily administrative expense charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account, without profits. There is no direct relationship, however, between the amount of administrative expenses imposed on a given Contract and the amount of expenses actually attributable to that Contract.

Deductions for the Contract fee (described below under "CONTRACT FEE") and for the administrative expense charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Variable Account and the Contract include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

OTHER CHARGES.    Because the Sub-Accounts purchase shares of the Underlying
Funds, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. Management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. The prospectuses and SAI's of the Underlying Funds contain additional information concerning expenses of the Underlying Funds and should be read in conjunction with this Prospectus.


CONTRACT FEE

A $30 Contract fee currently is deducted on the Contract anniversary date and upon full surrender of the Contract if the Accumulated Value on any of these dates is less than $50,000. The Contract fee is currently waived for Contracts issued to and maintained by the trustee of a 401(k) plan. The Company reserves the right to impose a Contract fee up to $30 on Contracts issued to 401(k) plans but only with respect to Contracts issued after the date the waiver is no longer available. Where amounts have been allocated to more than one investment option, a percentage of the total Contract fee will be deducted from the value in each. The portion of the charge deducted from each investment option will be equal to the percentage which the value in that investment option bears to the Accumulated Value under the Contract. The deduction of the Contract fee from a Sub-Account will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from that Sub-Account.

Where permitted by law, the Contract fee also may be waived for Contracts where, on the date of issue, either the Owner or the Annuitant is within the class of "eligible persons" as defined in "Reduction or Elimination of Surrender Charge and Additional Amounts Credited" under "SURRENDER CHARGE" below.


OPTIONAL RIDER CHARGES

Subject to state availability, the Company offers an optional Enhanced Earnings Rider that the Owner may elect at issue if the Annuitant has not yet attained age 76. A separate monthly charge is made for the Rider through a pro-rata reduction of the Accumulated Value of the Sub-Accounts, the Fixed Account and the Guarantee Period Accounts. The pro-rata reduction is based on the relative value that the Accumulation Units of the Sub-Accounts, the dollar amounts in the Fixed Account and the dollar amounts in the Guarantee Period Accounts bear to the total Accumulated Value.

The applicable monthly charge is equal to the Accumulated Value on the last day of each month within which the Rider has been in effect multiplied by 1/12th of 0.25%. For a description of the Rider, see "OPTIONAL ENHANCED EARNINGS RIDER" under DESCRIPTION OF THE CONTRACT.

For a description of the Rider, see "OPTIONAL ENHANCED EARNINGS RIDER" under DESCRIPTION OF THE CONTRACT.

If you elected one of the M-GAP Riders prior to their discontinuance on January 31, 2002, the applicable monthly charge is equal to the Accumulated Value on the last day of each month within which the Rider has been in effect multiplied by 1/12th of the following:

     1.Optional Minimum Guaranteed Annuity Payout Rider (M-GAP) with a
       ten-year waiting period:                                                               0.25%

     2.Optional Minimum Guaranteed Annuity Payout Rider (M-GAP) with a
       fifteen-year waiting period:                                                           0.15%

For more information about the M-GAP Rider, see "APPENDIX E--DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER".

PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity contracts. State premium taxes currently range up to 3.5%.

The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

1. if the premium tax was paid by the Company when payments were received, the premium tax charge may be deducted on a pro-rata basis when withdrawals are made, upon surrender of the Contract, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for these Contracts at the time the payments are received); or

2. the premium tax charge is deducted in total when annuity benefit payments begin.

In no event will a deduction be taken before the Company has incurred a tax liability under applicable state law. If no amount for premium tax was deducted at the time the payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Contracts Accumulated Value at the time such determination is made.


SURRENDER CHARGE

No charge for sales expense is deducted from payments at the time the payments are made. A surrender charge, however, is deducted from the Accumulated Value in the case of surrender and/or a withdrawal or at the time annuity benefit payments begin, within certain time limits described below.

For purposes of determining the surrender charge, the Accumulated Value is divided into three categories:

(1) New Payments--payments received by the Company during the nine years preceding the date of the surrender;

(2) Old Payments--accumulated payments invested in the Contract for more than nine years; and

(3) the amount available under the Withdrawal Without Surrender Charge provision.

See "Withdrawal Without Surrender Charge" below. For purposes of determining the amount of any surrender charge, surrenders will be deemed to be taken first from amounts available as a Withdrawal Without Surrender Charge, if any, then from Old Payments, and then from New Payments. Amounts available as a Withdrawal Without Surrender Charge, followed by Old Payments, may be withdrawn from the Contract at any time without the imposition of a surrender charge. If a withdrawal is attributable all or in part to New Payments, a surrender charge may apply.

CHARGES FOR SURRENDER AND WITHDRAWAL.    If the Contract is surrendered, or if
New Payments are withdrawn while the Contract is in force and before the Annuity Date, a surrender charge may be imposed. The amount of the charge will depend upon the number of years that any New Payments to which the withdrawal is attributed have remained credited under the Contract. For the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the oldest New Payment and then from the next oldest New Payment and so on, until all New Payments have been exhausted pursuant to the first-in-first-out ("FIFO") method of accounting. (See FEDERAL TAX CONSIDERATIONS for a discussion of how withdrawals are treated for income tax purposes.)

The surrender charge is as follows:


                                                                  CHARGE AS PERCENTAGE OF
         COMPLETE YEARS FROM DATE OF PAYMENT                      NEW PAYMENTS WITHDRAWN
         ------------------------------------------------------  ------------------------
         Less than 2...........................................             8%
         Less than 3...........................................             7%
         Less than 4...........................................             6%
         Less than 5...........................................             5%
         Less than 6...........................................             4%
         Less than 7...........................................             3%
         Less than 8...........................................             2%
         Less than 9...........................................             1%
         Thereafter............................................             0%

The amount withdrawn equals the amount requested by the Owner plus the surrender charge, if any. The charge is applied as a percentage of the New Payments withdrawn, but in no event will the total surrender charge exceed a maximum limit of 8.0% of total gross New Payments. Such total charge equals the aggregate of all applicable surrender charges for surrender, withdrawals and annuitization.


WAIVER OF SURRENDER CHARGE(S) AND ADDITIONAL AMOUNTS CREDITED

PHYSICAL DISABILITY OR ADMISSION TO MEDICAL CARE FACILITY.    Where permitted
by law, the Company will waive the surrender charge in the event that the Owner (or the Annuitant, if the Owner is not an individual) becomes physically disabled after the issue date of the Contract and before attaining age 65. The Company may require proof of such disability and continuing disability, including written confirmation of receipt and approval of any claim for Social Security Disability Benefits and reserves the right to obtain an examination by a licensed physician of its choice and at its expense.

In addition, except in New Jersey (where not permitted by state law), the Company will waive the surrender charge in the event that an Owner (or the Annuitant, if the Owner is not an individual) is:

(1) admitted to a medical care facility after the issue date and remains confined there until the later of one year after the issue date or 90 consecutive days; or

(2) first diagnosed by a licensed physician as having a fatal illness after the issue date of the Contract.

For purposes of the above provision, "medical care facility" means any state-licensed facility or, in a state that does not require licensing, a facility that is operating pursuant to state law, providing medically necessary inpatient care, which is prescribed by a licensed "physician" in writing and based on physical limitations which prohibit daily living in a non-institutional setting; "fatal illness" means a condition diagnosed by a licensed physician which is expected to result in death within two years of the diagnosis; and "physician" means a person other than the Owner, Annuitant or a member of one of their families who is state licensed to give medical care or treatment and is acting within the scope of that license.

WHERE SURRENDER CHARGES HAVE BEEN WAIVED UNDER ANY OF THE SITUATIONS DISCUSSED ABOVE, NO ADDITIONAL PAYMENTS UNDER THE CONTRACT WILL BE ACCEPTED UNLESS REQUIRED BY STATE LAW.

OTHER REDUCTIONS OR ELIMINATIONS OF SURRENDER CHARGES.    From time to time the
Company may allow a reduction in or elimination of the surrender charges, the period during which the charges apply, or both, and/or credit additional amounts on Contracts, when Contracts are sold to individuals or groups of individuals in a manner that reduces sales expenses. The Company will consider factors such as the following:

(1) the size and type of group or class, and the persistency expected from that group or class;

(2) the total amount of payments to be received, and the manner in which payments are remitted;

(3) the purpose for which the Contracts are being purchased, and whether that purpose makes it likely that costs and expenses will be reduced;

(4)   other transactions where sales expenses are likely to be reduced; or

(5) the level of commissions paid to registered representatives, selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class (for example, broker-dealers who offer the Contract in connection with financial planning services offered on a fee-for-service basis).

The Company also may reduce or waive the surrender charge, and/or credit additional amounts on contracts, where either the Owner or the Annuitant on the date of issue is within the following classes of individuals ("eligible persons"):

(1)   any employee and director of the Company;

(2)   any retiree who elected to retire on his/her retirement date;

(3) the immediate family members of those persons identified in (1) and (2) above residing in the same household; and

(4) any beneficiary who receives a death benefit under a deceased employees or retiree's progress sharing plan.

For purposes of the above class of individuals, "the Company" includes affiliates and subsidiaries; "immediate family members" means children, siblings, parents and grandparents; "retirement date" means an employee's early, normal or late retirement date as defined in the Company's pension plan or any successor plan, and "progress sharing" means the First Allmerica Financial Life Insurance Company Employee's Matched Savings Plan or any successor plan.

Finally, if permitted under state law, surrender charges will be waived under a
Section 403(b) Contract where the amount withdrawn is being contributed to a life insurance policy issued by the Company as part of the individual's Section 403(b) plan.

Any reduction or elimination in the amount or duration of the surrender charge will not discriminate unfairly among purchasers of the Contract.

WITHDRAWAL WITHOUT SURRENDER CHARGE.    In each calendar year, the Company will
waive the surrender charge, if any, on an amount ("Withdrawal Without Surrender Charge Amount") equal to the greatest of (1), (2) or (3):

Where (1) is:     100% of Cumulative Earnings (calculated as the Accumulated
                  Value as of the Valuation Date the Company receives the withdrawal request, or the following day, reduced by total gross payments not previously withdrawn);

Where (2) is:     10% of the Accumulated Value as of the Valuation Date the
                  Company receives the withdrawal request, or the following day, reduced by the total amount of any prior withdrawals made in the same calendar year to which no surrender charge was applied; and

Where (3) is:     The amount calculated under the Company's life expectancy
                  distribution option (see "Life Expectancy Distributions" above) whether or not the withdrawal was part of such distribution (applies only if Annuitant is also an Owner).

For example, an 81-year-old Owner/Annuitant with an Accumulated Value of $15,000, of which $1,000 is Cumulative Earnings, would have a Withdrawal Without Surrender Charge Amount of $1,530 which is equal to the greatest of:

(1)   Cumulative Earnings ($1,000);

(2)   10% of Accumulated Value ($1,500); or

(3)   LED of 10.2% of Accumulated Value ($1,530).

The Withdrawal Without Surrender Charge Amount first will be deducted from Cumulative Earnings. If the Withdrawal Without Surrender Charge Amount exceeds Cumulative Earnings, the excess amount will be deemed withdrawn from payments not previously withdrawn on a last-in first-out ("LIFO") basis. This means that the last payments credited to the Contract will be withdrawn first. If more than one withdrawal is made during the year, on each subsequent withdrawal the Company will waive the surrender charge, if any, until the entire Withdrawal Without Surrender Charge Amount has been withdrawn. Amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment.

SURRENDERS.    In the case of a complete surrender, the amount received by the
Owner is equal to the Surrender Value net of any applicable tax withholding. Subject to the same rules applicable to withdrawals, the Company will not assess a surrender charge on an amount equal to the Withdrawal Without Surrender Charge Amount described above.

Where an Owner who is trustee under a pension plan surrenders, in whole or in part, a Contract on a terminating employee, the trustee will be permitted to reallocate all or a part of the Accumulated Value under the Contract to other contracts issued by the Company and owned by the trustee, with no deduction for any otherwise applicable surrender charge. Any such reallocation will be at the unit values for the Sub-Accounts as of the Valuation Date on which a written, signed request is received at the Service Office.

For further information on surrender and withdrawal, including minimum limits on amount withdrawn and amount remaining under the Contract in the case of withdrawal, and important tax considerations, see "SURRENDER" and "WITHDRAWALS" under DESCRIPTION OF THE CONTRACT, and see FEDERAL TAX CONSIDERATIONS.

CHARGE AT THE TIME ANNUITY BENEFIT PAYMENTS BEGIN.    If the Owner chooses any
commutable period certain option or a noncommutable fixed period certain option for less than ten years, a surrender charge will be deducted from the Accumulated Value of the Contract if the Annuity Date occurs at any time when a surrender charge would still apply had the Contract been surrendered on the Annuity Date.

No surrender charge is imposed at the time of annuitization in any Contract year under an option involving a life contingency or for any noncommutable fixed period certain option for ten years or more. A Market Value Adjustment, however, may apply. See GUARANTEE PERIOD ACCOUNTS. If the Owner of a fixed annuity contract issued by the Company wishes to elect a variable annuity option, the Company may permit such Owner to exchange, at the time of annuitization, the fixed contract for a Contract offered in this Prospectus. The proceeds of the fixed contract, minus any surrender charge applicable under the fixed contract if a period certain option is chosen, will be applied towards the variable annuity option desired by the Owner. The number of Annuity Units under the option will be calculated using the Annuity Unit values as of the 15th of the month preceding the Annuity Date.


TRANSFER CHARGE

The Company currently makes no charge for processing transfers. The Company guarantees that the first 12 transfers in a Contract year will be free of transfer charge, but reserves the right to assess a charge, guaranteed never to exceed $25, for each subsequent transfer in a Contract year to reimburse it for the expense of processing transfers. For more information, see "TRANSFER PRIVILEGE" under DESCRIPTION OF THE CONTRACT.

                          GUARANTEE PERIOD ACCOUNTS

Due to certain exemptive and exclusionary provisions in the securities laws, interests in the Guarantee Period Accounts and the Company's Fixed Account are not registered as an investment company under the provisions of the Securities Act of 1933 (the "1933 Act") or the 1940 Act. Accordingly, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Guarantee Period Accounts or the Fixed Account. Nevertheless, disclosures regarding the Guarantee Period Accounts and the Fixed Account of the Contract or any fixed benefits offered under these accounts may be subject to the provisions of the 1933 Act relating to the accuracy and completeness of statements made in the Prospectus.

INVESTMENT OPTIONS.    In most jurisdictions, Guarantee Periods ranging from
two through ten years may be available. Each Guarantee Period established for the Owner is accounted for separately in a non-unitized segregated account, except in California where it is accounted for in the Company's General Account. Each Guarantee Period Account provides for the accumulation of interest at a Guaranteed Interest Rate. The Guaranteed Interest Rate on amounts allocated or transferred to a Guarantee Period Account is determined from time to time by the Company in accordance with market conditions. Once an interest rate is in effect for a Guarantee Period Account, however, the Company may not change it during the duration of the Guarantee Period. In no event will the Guaranteed Interest Rate be less than 3%.

To the extent permitted by law, the Company reserves the right at any time to offer Guarantee Periods with durations that differ from those which were available when a Contract initially was issued and to stop accepting new allocations, transfers or renewals to a particular Guarantee Period.

Owners may allocate net payments or make transfers from any of the Sub-Accounts, the Fixed Account or an existing Guarantee Period Account to establish a new Guarantee Period Account at any time prior to the Annuity Date. Transfers from a Guarantee Period Account, on any date other than on the day following the expiration of that Guarantee Period, will be subject to a Market Value Adjustment. The Company establishes a separate investment account each time the Owner allocates or transfers amounts to a Guarantee Period except that amounts allocated to the same Guarantee Period on the same day will be treated as one Guarantee Period Account. The minimum that may be allocated to establish a Guarantee Period Account is $1,000. If less than $1,000 is allocated, the Company reserves the right to apply that amount to the Sub-Account investing in the Goldman Sachs VIT Money Market Fund. The Owner may allocate amounts to any of the Guarantee Periods available.

At least 45 days (but not more than 75 days) prior to the end of a Guarantee Period, the Company will notify the Owner in writing of the expiration of that Guarantee Period. At the end of a Guarantee Period the Owner may transfer amounts to the Sub-Accounts, the Fixed Account or establish a new Guarantee Period Account of any duration then offered by the Company without a Market Value Adjustment. If reallocation instructions are not received at the Service Office before the end of a Guarantee Period, the account value automatically will be applied to a new Guarantee Period Account with the same duration unless
(1) less than $1,000 would remain in the Guarantee Period Account on the expiration date, or (2) the Guarantee Period would extend beyond the Annuity Date or is no longer available. In such cases, the Guarantee Period Account value will be transferred to the Sub-Account investing in the Goldman Sachs VIT Money Market Fund. Where amounts have been renewed automatically in a new Guarantee Period, the Company currently gives the Owner an additional 30 days to transfer out of the Guarantee Period Account without application of a Market Value Adjustment. This practice may be discontinued or changed with notice at the Company's discretion.

MARKET VALUE ADJUSTMENT.    No Market Value Adjustment will be applied to
transfers, withdrawals, or a surrender from a Guarantee Period Account on the expiration of its Guarantee Period. No Market Value Adjustment will apply to amounts deducted for Contract fees or rider charges. In addition, no negative Market Value Adjustment will be applied to a death benefit although a positive Market Value Adjustment, if any, will be applied to increase the value of the death benefit when based on the Contract's Accumulated Value. See "DEATH BENEFIT" under DESCRIPTION OF THE CONTRACT. All other transfers, withdrawals, or a surrender prior to the end of a Guarantee Period will be subject to a Market Value Adjustment, which may increase or decrease the account value. Amounts applied under an annuity option are treated as withdrawals when calculating the Market Value Adjustment. The Market Value Adjustment will be determined by multiplying the amount taken from each Guarantee Period Account before deduction of any Surrender Charge by the market value factor. The market value factor for each Guarantee Period Account is equal to:

                           [(1+i)/(1+j)]^n/365 - 1

     where:   i    is the Guaranteed Interest Rate expressed as a decimal for
                   (example: 3% = 0.03) being credited to the current Guarantee
                   Period;

              j is the new Guaranteed Interest Rate, expressed as a decimal, for a Guarantee Period with a duration equal to the number of years remaining in the current Guarantee Period, rounded to the next higher number of whole years. If that rate is not available, the Company will use a suitable rate or index allowed by the Department of Insurance; and

              n is the number of days remaining from the Effective Valuation Date to the end of the current Guarantee Period.

Based on the application of this formula, if the then current market rates are lower than the rate being credited to the Guarantee Period Account, the value of a Guarantee Period Account will INCREASE after the Market Value Adjustment is applied. If the then current market rates are higher than the rate being credited to the Guarantee Period Account, the value of a Guarantee Period Account will DECREASE after the Market Value Adjustment is applied.

The Market Value Adjustment is limited, however, so that even if the account value is decreased after application of a Market Value Adjustment, it will equal or exceed the Owner's principal plus 3% earnings per year less applicable Contract fees. Conversely, if the then current market rates are lower and the account value is increased after the Market Value Adjustment is applied, the increase in value is also affected by the minimum guaranteed rate of 3%. In this situation, the amount that will be added to the Guarantee Period Account is limited to the difference between the amount earned and the 3% minimum guaranteed earnings. For examples of how the Market Value Adjustment works, see APPENDIX B--SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT.

PROGRAM TO PROTECT PRINCIPAL AND PROVIDE GROWTH POTENTIAL.    Under this
feature, the Owner elects a Guarantee Period and one or more Sub-Accounts. The Company will then compute the proportion of the initial payment that must be allocated to the Guarantee Period selected, assuming no transfers or withdrawals, in order to ensure that the value in the Guarantee Period Account on the last day of the Guarantee Period will equal the amount of the initial payment, LESS ANY CONTRACT FEES OR CHARGES THAT ARE APPLICABLE TO THE GUARANTEE PERIOD ACCOUNTS. The required amount then will be allocated to the pre-selected Guarantee Period Account and the remaining balance to the other investment options selected by the Owner in accordance with the procedures described in "PAYMENTS" under DESCRIPTION OF THE CONTRACT.

WITHDRAWALS.    Prior to the Annuity Date, the Owner may make withdrawals of amounts held in the Guarantee Period Accounts. Withdrawals from these accounts will be made in the same manner and be subject to the same rules as set forth under "SURRENDER" and "WITHDRAWALS" under DESCRIPTION OF THE CONTRACT. In addition, the following provisions also apply to withdrawals from a Guarantee Period Account: (1) a Market Value Adjustment will apply to all withdrawals, including Withdrawals Without Surrender Charge, unless made at the end of the Guarantee Period; and (2) the Company reserves the right to defer payments of amounts withdrawn from a Guarantee Period Account for up to six months from the date it receives the withdrawal request. If deferred for 30 days or more, the Company will pay interest on the amount deferred at a rate of at least 3%.

In the event that a Market Value Adjustment applies to a withdrawal of a portion of the value of a Guarantee Period Account, it will be calculated on the amount requested and deducted or added to the amount remaining in the Guarantee Period Account. If the entire amount in a Guarantee Period Account is requested, the adjustment will be made to the amount payable. If a surrender charge applies to the withdrawal, it will be calculated as set forth under "SURRENDER CHARGE" under CHARGES AND DEDUCTIONS after application of the Market Value Adjustment.

                         FEDERAL TAX CONSIDERATIONS


A. INTRODUCTION

This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of the law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and the courts.

This discussion does not address state or local tax consequences, nor federal estate or gift tax consequences, associated with buying a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT--FEDERAL, STATE, OR LOCAL--OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.


B. OUR TAX STATUS

We are taxed as a life insurance company and the operations of the Separate Account are treated as a part of our total operations. The Separate Account is not separately taxed as a "regulated investment company." Investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a contract. We do not anticipate that we will incur federal income tax liability attributable to the income and gains of the Separate Account, and therefore we do not intend to provide for these taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may charge the Separate Account to pay these taxes.


C. TAXATION OF ANNUITIES IN GENERAL

1. TAX DEFERRAL DURING ACCUMULATION PERIOD

Under the Code, except as described below, increases in the Contract Value of a Non-Qualified Contract are generally not taxable to the Owner or Annuitant until received as annuity payments or otherwise distributed. However, certain requirements must be satisfied for this general rule to apply, including:

      - the Contract must be owned by an individual;

      - Separate Account investments must be "adequately diversified";

      - we, rather than you, must be considered the Owner of Separate Account assets for federal tax purposes; and

      - annuity payments must appropriately amortize Purchase Payments and Contract earnings.

NON-NATURAL OWNER.    As a general rule, deferred annuity contracts held by
"non-natural persons", such as corporations, trusts or similar entities, are not annuity contracts for federal income tax purposes. The investment income on these contracts is taxed each year as ordinary income received or accrued by the non-natural Owner. There are exceptions to this general rule for non-natural Owners. Contracts are generally treated as held by a natural person if the nominal Owner is a trust or other entity holding the contract as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal Owner of a contract under a non-qualified deferred compensation plan for its employees.

Additional exceptions to this rule include:

      - certain Contracts acquired by a decedent's estate due to the death of the decedent;

      - certain Qualified Contracts;

      - certain Contracts used with structured settlement agreements; and

      - certain Contracts purchased with a single premium when the Annuity Date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually.

DIVERSIFICATION REQUIREMENTS.    For a Contract to be treated as an annuity for
federal income tax purposes, separate account investments must be "adequately diversified". The Treasury Secretary issued regulations prescribing standards for adequately diversifying separate account investments. If the Separate Account failed to comply with these diversification standards, the contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxed on the difference between the contract value and the Purchase Payments.

Although we do not control Fund investments, we expect that each Fund will comply with these regulations so that each Subaccount of the Separate Account will be considered "adequately diversified."

OWNERSHIP TREATMENT.    In some circumstances, owners of variable contracts who
retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should generally not be treated as the owner of any assets in the Separate Account, see, however, the discussion below on Publicly Available Funds. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying Separate Account assets.

REQUIRED DISTRIBUTIONS.    In order to be treated as an annuity contract for
federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner. Specifically, Section 72(s) requires that (a) if any Owner dies on or after the Annuity Date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and (b) if any Owner dies prior to the Annuity Date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner's death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

FEDERAL DEFENSE OF MARRIAGE ACT.    The right of a spouse to continue the
Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under Federal law. The U.S. Supreme Court has held Section 3 of the Federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, as some uncertainty remains regarding the treatment of same-sex spouses, you should consult a tax advisor for more information on this subject.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT.    A transfer or assignment
of ownership of a Contract, the designation of an Annuitant, the selection of certain Annuity Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, or exchange, should consult a tax advisor as to the tax consequences.

DELAYED ANNUITY DATES.    If the Annuity Date occurs (or is scheduled to occur)
when the Annuitant has reached an advanced age, the Contract might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract would be currently includible in your income.

The following discussion assumes that the Contract is treated as an annuity contract for tax purposes and that we are treated as the Owner of Separate Account assets.


2. TAXATION OF PARTIAL AND FULL WITHDRAWALS

Partial withdrawals from a Non-Qualified Contract are includible in income to the extent the Contract Value exceeds the "investment in the contract". This amount is referred to as the "income on the contract". Full withdrawals are also includible in income to the extent they exceed the "investment in the contract." Investment in the contract equals the total of Purchase Payments minus any amounts previously received from the Contract that were not includible in your income. All amounts includible in income with respect to the Contract are taxed as ordinary income.

Any assignment or pledge (or agreement to assign or pledge) of Contract Value is treated as a withdrawal. Investment in the contract is increased by the amount includible in income with respect to such assignment or pledge. If you transfer a contract interest, without adequate consideration, to someone other than your spouse (or to a former spouse incident to divorce), you will be taxed on the income on the contract. In this case, the transferee's investment in the contract is increased to reflect the increase in your income.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.

Other rules may apply to Qualified Contracts.


3. TAXATION OF ANNUITY PAYMENTS

Normally, the portion of each annuity payment taxable as ordinary income equals the payment minus the exclusion amount. The exclusion amount for annuity payments is the payment times the ratio of the investment in the contract allocated to the Annuity Option and adjusted for any period certain or refund feature, to the expected value of the annuity payments.

Once the total amount of the investment in the contract has been recovered, annuity payments will be fully taxable. If annuity payments stop because the Annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the Annuitant in the last taxable year.


4. TAXATION OF DEATH BENEFIT

Amounts may be distributed upon your or the Annuitant's death. A death benefit is includible in income and:

      - if distributed in a lump sum is taxed like a full withdrawal, or

      - if distributed under an Annuity Option is taxed like annuity payments.

5. PENALTY TAX ON PREMATURE DISTRIBUTIONS

A 10% penalty tax applies to a taxable payment from a Non-Qualified Contract unless:

      - received on or after you reach age 59 1/2,

      - received due to your disability,

      - made to a Beneficiary after your death or, for non-natural Owners, after the primary Annuitant's death,

      - made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and a designated Beneficiary (within the meaning of the tax law),

      - made under a Contract purchased with a single premium when the Annuity Date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually,

      - made with annuities used with certain structured settlement agreements.

Other exceptions may apply.


6. AGGREGATION OF CONTRACTS

The taxable amount of an annuity payment or withdrawal from a Non-Qualified Contract may be determined by combining some or all of the Non-Qualified Contracts you own. For example, if you purchase a Contract and also purchase an immediate annuity at approximately the same time, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if you purchase two or more Non-Qualified deferred annuity contracts from the same company (or its affiliates) during any calendar year, these contracts are treated as one contract. The effects of this aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount which might be subject to the 10% penalty tax.


7. EXCHANGE OF ANNUITY CONTRACTS

We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the contract. That excess may be includible in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity income payment, or death benefit). If you exchange part of an existing annuity contract for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. (See "Aggregation of Contracts") You should consult your tax adviser in connection with an exchange of all or part of an annuity contract for the Contract.


8. PARTIAL ANNUITIZATION

Under a tax provision enacted in 2010, if part of an annuity contract's value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this "partial annuitization" treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

D. QUALIFIED PLANS

Currently, the Contracts are also available for use in connection with retirement plans which receive favorable treatment under Sections 401, 403, 408, 408A or 457 of the Code. Contracts offered for use in connection with retirement plans that receive favorable treatment under Sections 401, 403, 408, 408A or 457 of the Code ("Qualified Plans") are referred to as "Qualified Contracts." Numerous special tax rules apply to the participants in Qualified Plans and to Qualified Contracts. We make no attempt in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. PERSONS INTENDING TO USE THE CONTRACT IN CONNECTION WITH QUALIFIED PLANS SHOULD CONSULT A TAX ADVISER.

Under the Code, qualified plans generally enjoy tax-deferred accumulation amounts invested in the plan. Therefore, in considering whether or not to purchase a Contract in a qualified plan, you should consider the Contract's features other than tax deferral, including the availability of lifetime annuity payments.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the contribution that may be made, and the tax deduction or exclusion that you may claim for such contribution, are limited under Qualified Plans. If the Contract is used with a Qualified Plan, you and the Annuitant must be the same individual. If a joint Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a joint Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in their ages. Furthermore, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code.

Qualified Contracts are subject to special rules specifying the time at which distributions must begin and the amount that must be distributed each year. In the case of Individual Retirement Annuities, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. The required beginning date for 401, 403 and 457 plans is the April 1 of the calendar year following the later of the year in which the Owner attains age 70 1/2 or retires. There are no required minimum distributions during the Owner's lifetime under Roth IRAs. An excise tax is imposed for the failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution. The death benefit or other optional benefits under your Contract may affect the amount of the minimum required distribution that must be taken from your Contract.

A 10% penalty tax may apply to the taxable amount of payments from Qualified Contracts. For Individual Retirement Annuities, the penalty tax does not apply, for example, to a payment:

      - received after you reach age 59 1/2,

      - received after your death or because of your disability, or

      - made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated Beneficiary.

In addition, the penalty tax does not apply to certain distributions used for qualified first time home purchases, higher education expenses or qualified military reservist distributions. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult your tax adviser. Other exceptions may also be available.

Qualified Contracts are amended to conform to tax qualification requirements. However, you are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, we are not bound by terms and conditions of Qualified Plans if they are inconsistent with the Contract.

1. QUALIFIED PLAN TYPES

INDIVIDUAL RETIREMENT ANNUITIES.    The Code permits eligible individuals to
contribute to an individual retirement annuity known as an "IRA." IRAs limit the amounts contributed, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of qualified plans generally may be "rolled over" on a tax-deferred basis into an IRA. The Contract may not fund a "Coverdell Education Savings Account" (formerly known as an "Education IRA").

SIMPLIFIED EMPLOYEE PENSIONS (SEP IRAS).    The Code allows employers to
establish simplified employee pension plans, using the employees' IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

SIMPLE IRAS.    The Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

ROTH IRAS.    The Code permits contributions to an IRA known as a "Roth IRA."
Roth IRAs differ from other IRAs in certain respects, including:

      - Roth IRA contributions are never deductible,

      - "qualified distributions" from a Roth IRA are excludable from income,

      - mandatory distribution rules do not apply before death,

      - a rollover to a Roth IRA must be a "qualified rollover contribution," under the Code,

      - special eligibility requirements apply, and

      - contributions to a Roth IRA can be made after the Owner has reached age 70 1/2.

All or part of an IRA may be converted into a Roth IRA without taking an actual distribution. You may convert by notifying the IRA issuer or trustee. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax does not apply on the conversion.

Any "qualified distribution", as defined in Code Section 408A, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution made after you reach age 59 1/2, after your death, because of your disability, or made to a first-time homebuyer. A qualified distribution can only be made after the first five tax years after the year for which you (or your spouse) made a contribution to any Roth IRA established for your benefit.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING
PLANS.    The Code permits corporate employers to establish types of tax-favored retirement plans for employees. The Self-Employed Individuals Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh" permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts in order to provide benefits under the plans. Employers intending to use the Contract in connection with such plans should seek competent advice.

TAX-SHELTERED ANNUITIES.    Code Section 403(b) permits public school employees
and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of Purchase Payments from taxable gross income. These annuity contracts are commonly referred to as "tax-sheltered annuities". If you purchase a Contract for such purposes, you should seek competent advice as to eligibility, limitations on permissible amounts of Purchase Payments and other tax consequences associated with the Contracts.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

      - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

      - earnings on those contributions; and

      - earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

These amounts can be paid only if you have reached age 59 1/2, severed employment, died, or becomes disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.)

For Contracts issued after December 31, 2008, amounts attributable to contributions other than salary reduction contributions generally may not be distributed before severance of employment or occurrence of an event specified in the employer's Section 403(b) plan.

Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, transfers, or surrenders you request from a 403(b) Contract comply with applicable tax requirements and decline that are not.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT
ORGANIZATIONS.    The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the Contracts in connection with such plans should seek competent advice.


2. DIRECT ROLLOVERS

If the Contract is used with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code or with an eligible government deferred compensation plan that is qualified under Section 457(b), any "eligible rollover distribution" from the Contract will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any distribution from such a qualified retirement plan, excluding certain amounts such as:

      - minimum distributions required under Section 401(a)(9) of the Code;

      - certain distributions for life, life expectancy, or for ten years or more which are part of a "series of substantially equal periodic payments;" and

      - hardship distributions.

Under these requirements, federal income tax equal to 20% of the taxable portion of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you (or your beneficiary) elect to have it directly transferred to certain types of qualified retirement plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.


E. FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless you notify us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. The withholding rate for eligible rollover distributions is 20%.


F. OTHER TAX ISSUES

1. FEDERAL ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES

While no attempt is being made to discuss the federal estate tax implications of the Contract in detail, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a "generation skipping transfer tax" ("GST") when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

For 2014, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,340,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.


2. MEDICARE TAX.

Beginning in 2013, distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.


3. ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO

The Internal Revenue Service has ruled that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

4. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.


5. FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.


6. POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract Owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

                           STATEMENTS AND REPORTS

An Owner is sent a report semi-annually which provides certain financial information about the Underlying Funds. At least annually, the Company will furnish a statement to the Owner containing information about his or her Contract, including Accumulation Unit Values and other information as required by applicable law, rules and regulations. The Company will also send a confirmation statement to Owners each time a transaction is made affecting the Contract's Accumulated Value. (Certain transactions made under recurring payment plans such as Dollar Cost Averaging may in the future be confirmed quarterly rather than by immediate confirmations.) The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and other statements unless the Owner notifies the Service Office in writing within 30 days after receipt of the statement.


                      LOANS (QUALIFIED CONTRACTS ONLY)

Loans are available to Owners of TSA Contracts (i.e., contracts issued under Section 403(b) of the Code) and to Contracts issued to plans qualified under Sections 401(a) and 401(k) of the Code. You must use a Company form to request a loan. You may obtain Company forms by calling 1-800-533-7881. Loans are subject to provisions of the Code and to applicable qualified retirement plan rules. Tax advisors and plan fiduciaries should be consulted prior to exercising loan privileges.

Loaned amounts will be withdrawn first from Sub-Account and Fixed Account values on a pro-rata basis until exhausted. Thereafter, any additional amounts will be withdrawn from the Guarantee Period Accounts (pro rata by duration and LIFO within each duration), subject to any applicable Market Value Adjustments. The maximum loan amount will be determined under the Company's maximum loan formula. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract and the amount borrowed will be transferred to a loan asset account within the Company's General Account, where it will accrue interest at a specified rate below the then-current loan rate. Generally, loans must be repaid within five years or less, and repayments must be made quarterly and in substantially equal amounts. Repayments will be allocated pro rata in accordance with the most recent payment allocation, except that any allocations to a Guarantee Period Account will be allocated instead to the Sub-Account investing in the Goldman Sachs VIT Money Market Fund.

While a loan is outstanding, you may continue to make purchase payments to the Contract through your 403(b) or qualified plan.

              ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to close Sub-Accounts to new investments or transfers, and to make substitutions for the shares of the funds that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Funds no longer are available for investment or if, in the Company's judgment, further investment in any Underlying Fund should become inappropriate in view of the purposes of the Variable Account or the affected Sub-Account, the Company may withdraw the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to the Contract interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Variable Account may, to the extent permitted by law, purchase other securities for other contracts or permit a conversion between contracts upon request by an Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares corresponding to a new underlying fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owners on a basis to be determined by the Company.

Shares of the Underlying Funds also are issued to separate accounts of the Company and its affiliates which issue variable life contracts ("mixed funding"). Shares of the Funds also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life owners or variable annuity owners. Although neither the Company nor any of the underlying investment companies currently foresee any such disadvantages to either variable life owners or variable annuity owners, the Company and the respective trustees intend to monitor events in order to identify any material conflicts between such owners, and to determine what action, if any, should be taken in response thereto. If the trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

The Company reserves the right, subject to compliance with applicable law, to:

(1) transfer assets from the Variable Account or any of its Sub-Accounts to another of the Company's separate accounts or Sub-Accounts having assets of the same class;

(2) to operate the Variable Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law;

(3) to deregister the Variable Account under the 1940 Act in accordance with the requirements of the 1940 Act;

(4) to substitute the shares of any other registered investment company for the Underlying Fund shares held by a Sub-Account, in the event that Underlying Fund shares are unavailable for investment, or if the Company determines that further investment in such Underlying Fund shares is inappropriate in view of the purpose of the Sub-Account;

(5)  to change the methodology for determining the net investment factor;

(6)  to change the names of the Variable Account or of the Sub-Accounts; and

(7) to combine with other Sub-Accounts or other Separate Accounts of the Company.

If any of these substitutions or changes are made, the Company may endorse the Contract to reflect the substitution or change, and will notify Owners of all such changes. In no event will the changes described above be made without notice to Owners in accordance with the 1940 Act.

                  CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to make any change to provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation. Any such changes will apply uniformly to all Contracts that are affected. You will be given written notice of such changes.


                                VOTING RIGHTS

The Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Owners and, after the Annuity Date, from the Annuitants. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Fund, together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to Contract in the same proportion. If the 1940 Act or any rules thereunder should be amended or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Contract, the Company reserves the right to do so.

The number of votes which an Owner or Annuitant may cast will be determined by the Company as of the record date established by the Underlying Fund. During the accumulation period, the number of Underlying Fund shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the Contract by the net asset value of one Underlying Fund share. During the annuity period, the number of Underlying Fund shares attributable to each Annuitant will be determined by dividing the reserve held in each Sub-Account for the Annuitant's Variable Annuity by the net asset value of one Underlying Fund share. Ordinarily, the Annuitant's voting interest in the Underlying Fund will decrease as the reserve for the Variable Annuity is depleted.


                                DISTRIBUTION

Effective January 22, 2008, Epoch Securities, Inc. ("Epoch" or "Principal Underwriter"), a Delaware company located at 132 Turnpike Road, Southborough, Massachusetts 01772, became principal underwriter for the Policies. Epoch is a wholly-owned subsidiary of Global Atlantic (Fin) Company.

The Company paid commissions not to exceed 6.0% of payments to registered representatives who sold the contracts. Certain registered representatives may receive commissions not to exceed 6.0% on subsequent payments. Alternative commission schedules may be in effect that paid lower initial commission amounts based on payments, plus ongoing annual compensation of up to 1% of Accumulated Value. Certain managers were paid overriding commissions ranging up to no more than 2% of payments.

The Company intends to recoup commissions and other sales expenses through a combination of anticipated surrender charges and profits from the Company's General Account, which may include amounts derived from mortality and expense risk charges. Commissions paid on the Contract, including additional incentives or payments, do not result in any additional charge to Owners or to the Variable Account. Any surrender charges assessed on the Contract will be retained by the Company except for amounts it may pay to Epoch for services it performs and expenses it may incur as principal underwriter and general distributor.

                                LEGAL MATTERS

There are no legal proceedings to which we, the Separate Account or the Principal Underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

      - the Separate Account; or

      - the ability of the principal underwriter to perform its contract with the Separate Account; or

      - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.


                             FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted in this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

                                 APPENDIX A

                  MORE INFORMATION ABOUT THE FIXED ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the Fixed Account are not generally subject to regulation under the provisions of the Securities Act of 1933 or the Investment Company Act of 1940. Disclosures regarding the fixed portion of the annuity contract and the Fixed Account may be subject to the provisions of the Securities Act of 1933 concerning the accuracy and completeness of statements made in the Prospectus. The disclosures in this APPENDIX A have not been reviewed by the Securities and Exchange Commission.

The Fixed Account is part of the Company's General Account which is made up of all of the general assets of the Company other than those allocated to separate accounts. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. The General Account is not segregated or insulated from the claims of the insurance company's creditors. Any amounts allocated to the Fixed Account or amounts that we guarantee in excess of your Contract Value are subject to our financial strength and claim's paying ability, and are subject to the risk that the insurance company may not be able to cover, or may default on, its obligations under those guarantees. A portion or all of net payments may be allocated to accumulate at a fixed rate of interest in the Fixed Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Currently, the Company will credit amounts allocated to the Fixed Account with interest at an effective annual rate of at least 3%, compounded daily. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

If a Contract is surrendered, or if an amount in excess of the Withdrawal Without Surrender Charge is withdrawn while the Contract is in force and before the Annuity Date, a surrender charge is imposed if such event occurs before the payments attributable to the surrender or withdrawal have been credited to the Contract for at least nine full Contract years.

TRANSFERS TO OR FROM THE FIXED ACCOUNT.    Transfers to or from the Fixed
Account are subject to the Company's then-current rules on Disruptive Trading, as may be amended from time to time. In addition, the Company reserves the right to impose reasonable rules on transfers, including but not limited to the frequency, timing, and amount of transfers to or from the Fixed Account. The Company reserves the right to amend its Disruptive Trading and/or other transfer rules in its sole discretion. Certain states may also impose restrictions on payments and transfers to the Fixed Account.

                                 APPENDIX B

              SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT


PART 1: SURRENDER CHARGES

FULL SURRENDER--Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals and that the Withdrawal Without Surrender Charge Amount is equal to the greater of 10% of the current Accumulated Value or the accumulated earnings in the Contract. The table below presents examples of the surrender charge resulting from a full surrender, based on Hypothetical Accumulated Values.


                                                                WITHDRAWAL
                                                                  WITHOUT
                                                  HYPOTHETICAL   SURRENDER    SURRENDER
                                                   ACCUMULATED    CHARGE       CHARGE      SURRENDER
CONTRACT YEAR                                         VALUE       AMOUNT     PERCENTAGE     CHARGE
------------------------------------------------  ------------  -----------  ----------   ----------
1...............................................  $ 54,000.00    $5,400.00       8%       $3,888.00
2...............................................    58,320.00     8,320.00       8%        4,000.00
3...............................................    62,985.60    12,985.60       7%        3,500.00
4...............................................    68,024.45    18,024.45       6%        3,000.00
5...............................................    73,466.40    23,466.40       5%        2,500.00
6...............................................    79,343.72    29,343.72       4%        2,000.00
7...............................................    85,691.21    35,691.21       3%        1,500.00
8...............................................    92,546.51    42,546.51       2%        1,000.00
9...............................................    99,950.23    49,950.23       1%          500.00
10..............................................   107,946.25    57,946.25       0%            0.00

WITHDRAWALS--Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume that the Withdrawal Without Surrender Charge Amount is equal to the greater of 10% of the current Accumulated Value or the accumulated earnings in the Contract and there are withdrawals as detailed below. The table below presents examples of the surrender charge resulting from withdrawals, based on Hypothetical Accumulated Value.


                                                                  WITHDRAWAL
                                                                    WITHOUT
                                     HYPOTHETICAL                  SURRENDER    SURRENDER
                                      ACCUMULATED                   CHARGE       CHARGE     SURRENDER
CONTRACT YEAR                            VALUE      WITHDRAWALS     AMOUNT     PERCENTAGE    CHARGE
-----------------------------------  ------------   -----------  -----------   ----------  ----------
1..................................   $54,000.00    $     0.00    $5,400.00       8%        $   0.00
2..................................    58,320.00          0.00     8,320.00       8%            0.00
3..................................    62,985.60          0.00    12,985.60       7%            0.00
4..................................    68,024.45     30,000.00    18,024.45       6%          718.53
5..................................    41,066.40     10,000.00     4,106.68       5%          294.67
6..................................    33,551.72      5,000.00     3,355.17       4%           65.79
7..................................    30,835.85     10,000.00     3,083.59       3%          207.49
8..................................    22,502.72     15,000.00     2,250.27       2%          254.99
9..................................     8,102.94          0.00       810.29       1%            0.00
10.................................     8,751.17          0.00     1,248.45       0%            0.00

PART 2: MARKET VALUE ADJUSTMENT

The market value factor is: [(1+i)/(1+j)]^n/365 - 1

For purposes of the examples below:

     i = the guaranteed interest rate being credited to the guarantee period.

     j = the guaranteed interest rate on the date of surrender for the guarantee period with a duration equal to the number of years remaining in the current guarantee period, rounded to the next higher number of whole years.

     n = the number of days from the date of surrender to the expiration date of the guarantee period.

The following examples assume:

     1. The payment was allocated to a ten-year Guarantee Period Account with a Guaranteed Interest Rate of 8%.

     2. The date of surrender is seven years (2,555 days) from the expiration date.

     3. The value of the Guarantee Period Account is equal to $62,985.60 at the end of three years.

     4. No transfers or withdrawals affecting this Guarantee Period Account have been made.

     5. Surrender charges, if any, are calculated in the same manner as shown in the examples in Part 1.


NEGATIVE MARKET VALUE ADJUSTMENT (CAPPED)*

Assume that on the date of surrender, the current rate (j) is 11.00% or 0.11


      The market value factor                    =    [(1+i)/(1+j)]^n/365 - 1

                                                 =    [(1+.08)/(1+.11)]^2555/365 - 1

                                                 =    (.97297)^7 - 1

                                                 =    -.17452

      The Market Value Adjustment                =    Maximum of the market value factor multiplied by the
                                                      withdrawal or the negative of the excess interest earned
                                                      over 3%

                                                 =    Maximum ( -.17452  x  $62,985.60 or -$8,349.25)

                                                 =    Maximum ( -$10,992.38 or -$8,349.25)

                                                 =    -$8,349.25


--------------------------------
* Capped takes into account the excess interest part of the Market Value Adjustment formula when the value produced is greater than the cap.

NEGATIVE MARKET VALUE ADJUSTMENT (UNCAPPED)**

Assume that on the date of surrender, the current rate (j) is 10.00% or 0.10


      The market value factor                    =    [(1+i)/(1+j)]^n/365 - 1

                                                 =    [(1+.08)/(1+.10)]^2555/365 - 1

                                                 =    (.98182)^7 - 1

                                                 =    -.12054

      The Market Value Adjustment                =    the market value factor multiplied by the withdrawal

                                                 =    -.12054  x  $62,985.60

                                                 =    -$7,592.11


--------------------------------
** Uncapped is a straight application of the Market Value Adjustment formula when the value produced is less than the cap.


POSITIVE MARKET VALUE ADJUSTMENT (CAPPED)*

Assume that on the date of surrender, the current rate (j) is 5.00% or 0.05


      The market value factor                    =    [(1+i)/(1+j)]^n/365 - 1

                                                 =    [(1+.08)/(1+.05)]^2555/365 - 1

                                                 =    (1.02857)^7 - 1

                                                 =    .21798

      The Market Value Adjustment                =    Minimum of the market value factor multiplied by the
                                                      withdrawal or the excess interest earned over 3%

                                                 =    Minimum of (.21798  x  $62,985.60 or $8,349.25)

                                                 =    Minimum of ($13,729.78 or $8,349.25)

                                                 =    $8,349.25


--------------------------------
* Capped takes into account the excess interest part of the Market Value Adjustment formula when the value produced is greater than the cap.

POSITIVE MARKET VALUE ADJUSTMENT (UNCAPPED)**

Assume that on the date of surrender, the current rate (j) is 7.00% or 0.07


      The market value factor                    =    [(1+i)/(1+j)]^n/365 - 1

                                                 =    [(1+.08)/(1+.07)]^2555/365 - 1

                                                 =    (1.00935)^7 - 1

                                                 =    .06728

      The Market Value Adjustment                =    the market value factor multiplied by the withdrawal

                                                 =    .06728  x  $62,985.60

                                                 =    $4,237.90


--------------------------------
** Uncapped is a straight application of the Market Value Adjustment formula when the value produced is less than the cap.

                                 APPENDIX C

                              THE DEATH BENEFIT


PART 1: DEATH OF THE ANNUITANT

DEATH BENEFIT ASSUMING NO WITHDRAWALS

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals and that the Death Benefit Effective Annual Yield is equal to 5%. The table below presents examples of the Death Benefit based on the Hypothetical Accumulated Values.


                                     WITHDRAWAL
                     HYPOTHETICAL      MARKET                                             HYPOTHETICAL
                      ACCUMULATED       VALUE         DEATH        DEATH        DEATH         DEATH
CONTRACT YEAR            VALUE       ADJUSTMENT    BENEFIT (a)  BENEFIT (b)  BENEFIT (c)     BENEFIT
-------------------  ------------   ------------   -----------  -----------  -----------  ------------
1..................   $53,000.00       $  0.00     $53,000.00   $52,500.00   $50,000.00    $53,000.00
2..................    53,530.00        500.00      54,030.00    55,125.00    53,000.00     55,125.00
3..................    58,883.00          0.00      58,883.00    57,881.25    55,125.00     58,883.00
4..................    52,994.70        500.00      53,494.70    60,775.31    58,883.00     60,775.31
5..................    58,294.17          0.00      58,294.17    63,814.08    60,775.31     63,814.08
6..................    64,123.59        500.00      64,623.59    67,004.78    63,814.08     67,004.78
7..................    70,535.95          0.00      70,535.95    70,355.02    67,004.78     70,535.95
8..................    77,589.54        500.00      78,089.54    73,872.77    70,535.95     78,089.54
9..................    85,348.49          0.00      85,348.49    77,566.41    78,089.54     85,348.49
10.................    93,883.34          0.00      93,883.34    81,444.73    85,348.49     93,883.34

Death Benefit (a) is the Accumulated Value increased by any positive Market Value Adjustment. Death Benefit (b) is the gross payments accumulated daily at the Death Benefit Effective Annual Yield reduced proportionately to reflect withdrawals. Death Benefit (c) is the death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments, and decreased proportionately for subsequent withdrawals.

The Hypothetical Death Benefit is equal to the greatest of Death Benefits (a),
(b), or (c).

DEATH BENEFIT ASSUMING WITHDRAWALS

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are withdrawals as detailed in the table below and that the Death Benefit Effective Annual Yield is equal to 5%. The table below presents examples of the Death Benefit based on the Hypothetical Accumulated Values.


                                        WITHDRAWAL
          HYPOTHETICAL                    MARKET                                            HYPOTHETICAL
           ACCUMULATED                     VALUE       DEATH        DEATH         DEATH         DEATH
YEAR          VALUE       WITHDRAWALS   ADJUSTMENT  BENEFIT (a)  BENEFIT (b)   BENEFIT (c)     BENEFIT
--------  ------------   ------------  -----------  -----------  -----------  ------------  ------------
1.......   $53,000.00     $     0.00     $   0.00   $53,000.00   $52,500.00   $ 50,000.00    $53,000.00
2.......    53,530.00           0.00       500.00    54,030.00    55,125.00     53,000.00     55,125.00
3.......     3,883.00      50,000.00         0.00     3,883.00     4,171.13      3,972.50      4,171.13
4.......     3,494.70           0.00       500.00     3,994.70     4,379.68      4,171.13      4,379.68
5.......     3,844.17           0.00         0.00     3,844.17     4,598.67      4,379.68      4,598.67
6.......     4,228.59           0.00       500.00     4,728.59     4,828.60      4,598.67      4,828.60
7.......     4,651.45           0.00         0.00     4,651.45     5,070.03      4,828.60      5,070.03
8.......     5,116.59           0.00       500.00     5,616.59     5,323.53      5,070.03      5,616.59
9.......     5,628.25           0.00         0.00     5,628.25     5,589.71      5,616.59      5,628.25
10......       691.07       5,000.00         0.00       691.07       712.70        683.44        712.70

Death Benefit (a) is the Accumulated Value increased by any positive Market Value Adjustment. Death Benefit (b) is the gross payments accumulated daily at the Death Benefit Effective Annual Yield reduced proportionately to reflect withdrawals. Death Benefit (c) is the death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments, and decreased proportionately for subsequent withdrawals.

The Hypothetical Death Benefit is equal to the greatest of Death Benefits (a),
(b), or (c).


PART 2: DEATH OF THE OWNER WHO IS NOT THE ANNUITANT

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals. The table below presents examples of the Death Benefit based on the Hypothetical Accumulated Values.

                                                          HYPOTHETICAL   HYPOTHETICAL
                                                           ACCUMULATED   MARKET VALUE    HYPOTHETICAL
YEAR                                                          VALUE       ADJUSTMENT     DEATH BENEFIT
--------------------------------------------------------  ------------   -------------   -------------
1.......................................................   $53,000.00       $  0.00       $53,000.00
2.......................................................    53,530.00        500.00        54,030.00
3.......................................................    58,883.00          0.00        58,883.00
4.......................................................    52,994.70        500.00        53,494.70
5.......................................................    58,294.17          0.00        58,294.17
6.......................................................    64,123.59        500.00        64,623.59
7.......................................................    70,535.95          0.00        70,535.95
8.......................................................    77,589.54        500.00        78,089.54
9.......................................................    85,348.49          0.00        85,348.49
10......................................................    93,883.34          0.00        93,883.34

The Hypothetical Death Benefit is the Accumulated Value increased by any positive Market Value Adjustment.

                                 APPENDIX D

                       CONDENSED FINANCIAL INFORMATION
               COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                            SEPARATE ACCOUNT VA-K

THE FOLLOWING TABLES PROVIDE CONDENSED FINANCIAL INFORMATION FOR THE SUB-ACCOUNTS OF THE COMPANY FOR THE 10-YEAR PERIOD ENDING DECEMBER 31, 2013.

                                                                               YEAR ENDED DECEMBER 31ST
                                                 -----------------------------------------------------------------------------------
SUB-ACCOUNT                                       2013      2012     2011    2010    2009    2008    2007     2006    2005     2004
-----------------------------------------------  -------  -------  -------  ------  ------  ------  ------   ------  ------  -------

GOLDMAN SACHS VIT CORE FIXED INCOME FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period..........................    2.644    2.514    2.385   2.258   1.998   2.217   2.107    2.051   2.044    1.995
  End of Period................................    2.570    2.644    2.514   2.385   2.258   1.998   2.217    2.107   2.051    2.044
Number of Units Outstanding at End of Period
 (in thousands)................................   12,036   13,486   15,765  18,836  21,410  25,230  35,535   43,089  53,146   69,962
GOLDMAN SACHS VIT EQUITY INDEX FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period..........................    3.823    3.358    3.348   2.956   2.376   3.842   3.702    3.253   3.162    2.908
  End of Period................................    4.967    3.823    3.358   3.348   2.956   2.376   3.842    3.702   3.253    3.162
Number of Units Outstanding at End of Period
 (in thousands)................................   15,338   16,918   19,613  22,191  25,377  29,956  37,356   48,997  66,358   86,857
GOLDMAN SACHS VIT GLOBAL MARKETS NAVIGATOR FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period..........................    1.047      N/A      N/A     N/A     N/A     N/A     N/A      N/A     N/A      N/A
  End of Period................................    1.172    1.047      N/A     N/A     N/A     N/A     N/A      N/A     N/A      N/A
Number of Units Outstanding at End of Period
 (in thousands)................................        8       10      N/A     N/A     N/A     N/A     N/A      N/A     N/A      N/A
GOLDMAN SACHS VIT GROWTH OPPORTUNITIES FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period..........................    4.889    4.154    4.389   3.731   2.387   4.093   3.479    3.339   2.954    2.527
  End of Period................................    6.370    4.889    4.154   4.389   3.731   2.387   4.093    3.479   3.339    2.954
Number of Units Outstanding at End of Period
 (in thousands)................................    5,710    6,560    7,385   8,745  10,148  12,410  15,605   21,026  30,692   40,196
GOLDMAN SACHS VIT HIGH QUALITY FLOATING RATE FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT GOVERNMENT INCOME FUND
   (SERVICE SHARES) ON APRIL 30, 2013)
Unit Value:
  Beginning of Period..........................    2.308    2.278    2.174   2.097   1.999   1.966   1.859    1.813   1.811    1.800
  End of Period................................    2.284    2.308    2.278   2.174   2.097   1.999   1.966    1.859   1.813    1.811
Number of Units Outstanding at End of Period
 (in thousands)................................    6,797    7,815    9,208  12,089  13,502  17,980  21,540   25,119  31,920   41,890
GOLDMAN SACHS VIT MID CAP VALUE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period..........................    4.646    3.989    4.334   3.527   2.695   4.356   4.284    3.767   3.566    3.032
  End of Period................................    6.070    4.646    3.989   4.334   3.527   2.695   4.356    4.284   3.767    3.566
Number of Units Outstanding at End of Period
 (in thousands)................................    6,912    7,939    9,291  10,849  13,005  15,595  20,393   26,246  32,822   43,892


                                                                              YEAR ENDED DECEMBER 31ST
                                                ------------------------------------------------------------------------------------
SUB-ACCOUNT                                      2013    2012     2011    2010     2009     2008    2007     2006    2005     2004
----------------------------------------------  ------  -------  ------  -------  ------  -------  ------  -------  ------   -------

GOLDMAN SACHS VIT MONEY MARKET FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.........................   1.436    1.457   1.478    1.500   1.520    1.508   1.458    1.413   1.396     1.403
  End of Period...............................   1.415    1.436   1.457    1.478   1.500    1.520   1.508    1.458   1.413     1.396
Number of Units Outstanding at End of Period
 (in thousands)...............................  15,235   16,132  18,260   21,625  22,501   31,904  33,323   38,290  48,947    61,685
GOLDMAN SACHS VIT STRATEGIC GROWTH FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT CAPITAL GROWTH FUND
   (SERVICE SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period.........................   2.435    2.066   2.158    1.982   1.363    2.383   2.198    2.044   1.931     1.824
  End of Period...............................   3.168    2.435   2.066    2.158   1.982    1.363   2.383    2.198   2.044     1.931
Number of Units Outstanding at End of Period
 (in thousands)...............................  17,975   20,317  23,167   26,381  30,601   36,291  44,312   56,681  74,016   100,514
GOLDMAN SACHS VIT STRATEGIC INTERNATIONAL EQUITY FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.........................   1.671    1.402   1.677    1.546   1.222    2.300   2.164    1.807   1.632     1.446
  End of Period...............................   2.037    1.671   1.402    1.677   1.546    1.222   2.300    2.164   1.807     1.632
Number of Units Outstanding at End of Period
 (in thousands)...............................  12,688   14,436  16,723   18,878  21,903   26,553  33,576   43,581  67,004    89,898
GOLDMAN SACHS VIT U.S. EQUITY INSIGHTS FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND
   (SERVICE SHARES) ON APRIL 30, 2014)
Unit Value:
  Beginning of Period.........................   2.801    2.490   2.432    2.192   1.840    2.969   3.066    2.761   2.643     2.429
  End of Period...............................   3.788    2.801   2.490    2.432   2.192    1.840   2.969    3.066   2.761     2.643
Number of Units Outstanding at End of Period
 (in thousands)...............................  13,020   14,660  16,435   19,032  21,814   25,317  31,767   40,398  49,770    66,133
AIM V.I. AGGRESSIVE GROWTH FUND (SERIES I SHARES)
(MERGED INTO THE AIM V.I. CAPITAL APPRECIATION FUND (SERIES I SHARES)
   ON MAY 1, 2006; NAME CHANGE TO THE INVESCO V.I. CAPITAL APPRECIATION
   FUND (SERIES I SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period.........................     N/A      N/A     N/A      N/A     N/A      N/A     N/A    0.724   0.695     0.631
  End of Period...............................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A   0.724     0.695
Number of Units Outstanding at End of Period
 (in thousands)...............................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A  23,935    33,515
AIM V.I. BLUE CHIP FUND (SERIES I SHARES)
(MERGED INTO THE AIM V.I. LARGE CAP GROWTH FUND (SERIES I SHARES) ON
   JUNE 12, 2006; NAME CHANGED TO THE INVESCO V.I. LARGE CAP GROWTH FUND
   (SERIES I SHARES) ON APRIL 30, 2010; NAME CHANGED TO THE INVESCO VAN
   KAMPEN V.I. CAPITAL GROWTH FUND (SERIES I SHARES) ON APRIL 29, 2011)
Unit Value:
  Beginning of Period.........................     N/A      N/A     N/A      N/A     N/A      N/A     N/A    0.811   0.795     0.771
  End of Period...............................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A   0.811     0.795
Number of Units Outstanding at End of Period
 (in thousands)...............................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A   4,592     5,239


                                                                              YEAR ENDED DECEMBER 31ST
                                                ------------------------------------------------------------------------------------
SUB-ACCOUNT                                      2013     2012    2011     2010    2009     2008    2007     2006    2005     2004
----------------------------------------------  -------  ------  ------   ------  ------   ------  ------   ------  -------  -------

AIM V.I. CORE STOCK FUND (SERIES I SHARES)
(MERGED INTO THE AIM V.I. CORE EQUITY FUND (SERIES I SHARES) ON
   MAY 1, 2006; NAME CHANGE TO THE INVESCO V.I. CORE EQUITY FUND
   (SERIES I SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period.........................      N/A     N/A     N/A      N/A     N/A      N/A     N/A    0.700    0.672    0.645
  End of Period...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A    0.700    0.672
Number of Units Outstanding at End of Period
 (in thousands)...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A   16,096   23,037
AIM V.I. PREMIER EQUITY FUND (SERIES I SHARES)
(MERGED INTO THE AIM V.I. CORE EQUITY FUND (SERIES I SHARES) ON
   MAY 1, 2006; NAME CHANGED TO THE INVESCO V.I. CORE EQUITY FUND
   (SERIES I SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period.........................      N/A     N/A     N/A      N/A     N/A      N/A     N/A    0.700    0.672    0.645
  End of Period...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A    0.700    0.672
Number of Units Outstanding at End of Period
 (in thousands)...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A   16,096   23,037
AIT CORE EQUITY FUND (SERVICE SHARES)
(MERGED INTO THE GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY FUND ON
   JANUARY 9, 2006; NAME CHANGED TO THE GOLDMAN SACHS VIT STRUCTURED
   U.S. EQUITY FUND (SERVICE SHARES) ON MAY 1, 2006)
Unit Value:
  Beginning of Period.........................      N/A     N/A     N/A      N/A     N/A      N/A     N/A    2.761    2.643    2.429
  End of Period...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A    2.761    2.643
Number of Units Outstanding at End of Period
 (in thousands)...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A   49,040   66,133
AIT EQUITY INDEX FUND (SERVICE SHARES)
(MERGED INTO THE GOLDMAN SACHS VIT EQUITY INDEX FUND (SERVICE SHARES)
   ON JANUARY 9, 2006)
Unit Value:
  Beginning of Period.........................      N/A     N/A     N/A      N/A     N/A      N/A     N/A    3.253    3.162    2.908
  End of Period...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A    3.253    3.162
Number of Units Outstanding at End of Period
 (in thousands)...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A   66,358   86,857
AIT GOVERNMENT BOND FUND (SERVICE SHARES)
(MERGED INTO THE GOLDMAN SACHS VIT GOVERNMENT INCOME FUND
   (SERVICE SHARES) ON JANUARY 9, 2006)
Unit Value:
  Beginning of Period.........................      N/A     N/A     N/A      N/A     N/A      N/A     N/A    1.813    1.811    1.800
  End of Period...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A    1.813    1.811
Number of Units Outstanding at End of Period
 (in thousands)...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A   31,920   41,890


                                                                              YEAR ENDED DECEMBER 31ST
                                                ------------------------------------------------------------------------------------
SUB-ACCOUNT                                      2013     2012    2011     2010    2009     2008    2007     2006    2005     2004
----------------------------------------------  -------  ------  ------   ------  ------   ------  ------   ------  ------   -------

AIT MONEY MARKET FUND (SERVICE SHARES)
(MERGED INTO THE GOLDMAN SACHS VIT MONEY MARKET FUND
   (SERVICE SHARES) JANUARY 9, 2006)
Unit Value:
  Beginning of Period.........................      N/A     N/A     N/A      N/A     N/A      N/A     N/A    1.413   1.396     1.403
  End of Period...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A   1.413     1.396
Number of Units Outstanding at End of Period
 (in thousands)...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A  48,947    61,685
AIT SELECT AGGRESSIVE GROWTH FUND (SERVICE SHARES)
(MERGED INTO THE AIT SELECT GROWTH FUND (SERVICE SHARES) ON APRIL 17,
   2003; NAME CHANGED TO THE GOLDMAN SACHS VIT CAPITAL GROWTH FUND
   (SERVICE SHARES) ON JANUARY 9, 2006; NAME CHANGED TO THE GOLDMAN
   SACHS VIT STRATEGIC GROWTH FUND (SERVICE SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period.........................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A     N/A       N/A
  End of Period...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A     N/A       N/A
Number of Units Outstanding at End of Period
 (in thousands)...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A     N/A       N/A
AIT SELECT CAPITAL APPRECIATION FUND (SERVICE SHARES)
(MERGED INTO THE GOLDMAN SACHS VIT GROWTH OPPORTUNITIES FUND
   (SERVICE SHARES) ON JANUARY 9, 2006)
Unit Value:
  Beginning of Period.........................      N/A     N/A     N/A      N/A     N/A      N/A     N/A    3.339   2.954     2.527
  End of Period...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A   3.339     2.954
Number of Units Outstanding at End of Period
 (in thousands)...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A  30,692    40,196
AIT SELECT EMERGING MARKETS (SERVICE SHARES)
(MERGED INTO THE AIT SELECT INTERNATIONAL EQUITY (SERVICE SHARES) ON
   APRIL 30, 2003; MERGED INTO THE GOLDMAN SACHS VIT INTERNATIONAL
   EQUITY FUND (SERVICE SHARES) ON JANUARY 9, 2006; NAME CHANGED TO
   THE GOLDMAN SACHS VIT STRATEGIC INTERNATIONAL EQUITY FUND
   (SERVICE SHARES) ON APRIL 30, 2007)
Unit Value:
  Beginning of Period.........................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A     N/A       N/A
  End of Period...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A     N/A       N/A
Number of Units Outstanding at End of Period
 (in thousands)...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A     N/A       N/A
AIT SELECT GROWTH & INCOME FUND (SERVICE SHARES)
(MERGED INTO THE AIT EQUITY INDEX FUND (SERVICE SHARES) ON
   APRIL 25, 2003; MERGED INTO THE GOLDMAN SACHS VIT EQUITY INDEX
   FUND (SERVICE SHARES) ON JANUARY 9, 2006)
Unit Value:
  Beginning of Period.........................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A     N/A       N/A
  End of Period...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A     N/A       N/A
Number of Units Outstanding at End of Period
 (in thousands)...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A     N/A       N/A


                                                                             YEAR ENDED DECEMBER 31ST
                                               -------------------------------------------------------------------------------------
SUB-ACCOUNT                                     2013     2012    2011     2010    2009     2008    2007     2006     2005     2004
---------------------------------------------  ------  -------  ------  -------  ------   ------  ------   ------  -------  -------

AIT SELECT GROWTH FUND (SERVICE SHARES)
(MERGED INTO THE GOLDMAN SACHS VIT CAPITAL GROWTH FUND
   (SERVICE SHARES) ON JANUARY 9, 2006; NAME CHANGED TO THE GSVIT
   STRATEGIC GROWTH FUND (SERVICE SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period........................     N/A      N/A     N/A      N/A     N/A      N/A     N/A    2.044    1.931    1.824
  End of Period..............................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A    2.044    1.931
Number of Units Outstanding at End of Period
 (in thousands)..............................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A   74,016  100,514
AIT SELECT INTERNATIONAL EQUITY FUND (SERVICE SHARES)
(MERGED INTO THE GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND
   (SERVICE SHARES) ON JANUARY 9, 2006; NAME CHANGED TO THE GOLDMAN
   SACHS VIT STRATEGIC INTERNATIONAL EQUITY FUND ON APRIL 30, 2007)
Unit Value:
  Beginning of Period........................     N/A      N/A     N/A      N/A     N/A      N/A     N/A    1.807    1.632    1.446
  End of Period..............................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A    1.807    1.632
Number of Units Outstanding at End of Period
 (in thousands)..............................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A   67,004   89,898
AIT SELECT INVESTMENT GRADE INCOME FUND (SERVICE SHARES)
(MERGED INTO THE GOLDMAN SACHS VIT CORE FIXED INCOME FUND
   (SERVICE SHARES) ON JANUARY 9, 2006)
Unit Value:
  Beginning of Period........................     N/A      N/A     N/A      N/A     N/A      N/A     N/A    2.051    2.044    1.995
  End of Period..............................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A    2.051    2.044
Number of Units Outstanding at End of Period
 (in thousands)..............................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A   53,146   69,962
AIT SELECT STRATEGIC GROWTH FUND (SERVICE SHARES)
(MERGED INTO THE AIT SELECT GROWTH FUND (SERVICE SHARES) ON
   APRIL 17 2003; MERGED INTO THE GOLDMAN SACHS VIT CAPITAL GROWTH
   FUND (SERVICE SHARES) ON JANUARY 9, 2009; NAME CHANGED TO THE
   GOLDMAN SACHS VIT STRATEGIC GROWTH FUND (SERVICE SHARES) ON
   APRIL 30, 2010)
Unit Value:
  Beginning of Period........................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A      N/A      N/A
  End of Period..............................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A      N/A      N/A
Number of Units Outstanding at End of Period
 (in thousands)..............................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A      N/A      N/A
AIT SELECT STRATEGIC INCOME FUND (SERVICE SHARES)
(MERGED INTO THE AIT SELECT INVESTMENT GRADE INCOME FUND
   (SERVICE SHARES) ON APRIL 22, 2003; MERGED INTO THE GOLDMAN SACHS
   VIT CORE FIXED INCOME FUND (SERVICE SHARES) ON JANUARY 9, 2006)
Unit Value:
  Beginning of Period........................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A      N/A      N/A
  End of Period..............................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A      N/A      N/A
Number of Units Outstanding at End of Period
 (in thousands)..............................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A      N/A      N/A


                                                                             YEAR ENDED DECEMBER 31ST
                                               -------------------------------------------------------------------------------------
SUB-ACCOUNT                                     2013      2012    2011     2010    2009     2008    2007     2006    2005     2004
---------------------------------------------  -------  -------  ------  -------  ------  -------  ------  -------  ------  --------

AIT SELECT VALUE OPPORTUNITY FUND (SERVICE SHARES)
(MERGED INTO THE GOLDMAN SACHS VIT MID CAP VALUE FUND
   (SERVICE SHARES) ON JANUARY 9, 2009)
Unit Value:
  Beginning of Period........................      N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A   3.566     3.032
  End of Period..............................      N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A   3.767     3.566
Number of Units Outstanding at End of Period
 (in thousands)..............................      N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A  32,822    43,892
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period........................    1.299    1.124   1.076    0.968   0.816    1.396   1.351    1.172   1.137     1.037
  End of Period..............................    1.723    1.299   1.124    1.076   0.968    0.816   1.396    1.351   1.172     1.137
Number of Units Outstanding at End of Period
 (in thousands)..............................    9,923   11,610  12,978   16,216  19,640   24,100  32,141   42,209  48,414    65,504
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period........................    0.682    0.596   0.626    0.578   0.428    0.721   0.644    0.658   0.581     0.544
  End of Period..............................    0.921    0.682   0.596    0.626   0.578    0.428   0.721    0.644   0.658     0.581
Number of Units Outstanding at End of Period
 (in thousands)..............................   11,617   13,649  16,454   19,756  23,019   29,012  40,336   55,573  76,799   102,546
ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period........................    1.860    1.593   1.769    1.418   1.009    1.593   1.592    1.415   1.346     1.147
  End of Period..............................    2.523    1.860   1.593    1.769   1.418    1.009   1.593    1.592   1.415     1.346
Number of Units Outstanding at End of Period
 (in thousands)..............................    2,242    2,577   3,196    3,514   4,131    4,626   5,674    6,563   6,354     7,193
ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period........................    1.145    1.006   1.061    0.966   0.810    1.393   1.475    1.237   1.190     1.065
  End of Period..............................    1.541    1.145   1.006    1.061   0.966    0.810   1.393    1.475   1.237     1.190
Number of Units Outstanding at End of Period
 (in thousands)..............................      719      833   1,159    1,334   1,597    1,867   2,492    3,145   4,468     4,632
DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES (STANDARD CLASS)
Unit Value:
  Beginning of Period........................    2.796    2.463   2.921    2.672   2.013    3.547   3.420    2.808   2.524     2.103
  End of Period..............................    3.384    2.796   2.463    2.921   2.672    2.013   3.547    3.420   2.808     2.524
Number of Units Outstanding at End of Period
 (in thousands)..............................    4,650    5,161   5,857    6,574   7,713    9,295  11,983   15,137  18,929    22,097
DELAWARE VIP SMID CAP GROWTH SERIES (SERVICE CLASS)
(NAME CHANGED FROM THE DELAWARE VIP GROWTH OPPORTUNITIES SERIES
   (SERVICE CLASS) ON MARCH 22, 2010)
Unit Value:
  Beginning of Period........................    1.336    1.225   1.152    0.859   0.601    1.029   0.926    0.886   0.809     0.732
  End of Period..............................    1.857    1.336   1.225    1.152   0.859    0.601   1.029    0.926   0.886     0.809
Number of Units Outstanding at End of Period
 (in thousands)..............................    2,269    2,822   2,636    2,809   3,101    3,411   4,013    5,306   7,033     9,689


                                                                              YEAR ENDED DECEMBER 31ST
                                                ------------------------------------------------------------------------------------
SUB-ACCOUNT                                      2013     2012    2011     2010    2009     2008    2007     2006    2005     2004
----------------------------------------------  -------  ------  ------   ------  ------   ------  ------  -------  ------  --------

DWS CAPITAL GROWTH VIP (CLASS A)
(DWS TECHNOLOGY VIP (CLASS A) MERGED INTO THIS FUND ON APRIL 29, 2011)
Unit Value:
  Beginning of Period.........................    0.537   0.470     N/A      N/A     N/A      N/A     N/A      N/A     N/A       N/A
  End of Period...............................    0.713   0.537   0.470      N/A     N/A      N/A     N/A      N/A     N/A       N/A
Number of Units Outstanding at End of Period
 (in thousands)...............................    4,201   4,750   5,561      N/A     N/A      N/A     N/A      N/A     N/A       N/A
DWS DREMAN FINANCIAL SERVICES VIP (CLASS A)
(MERGED INTO THE DWS DREMAN HIGH RETURN EQUITY SERVICES VIP
   (CLASS A) ON SEPTEMBER 15, 2006; NAME CHANGED TO THE DWS STRATEGIC
   VALUE VIP (CLASS A) ON JUNE 1, 2009; NAME CHANGED TO THE DWS LARGE
   CAP VALUE VIP (CLASS A) ON APRIL 29, 2011)
Unit Value:
  Beginning of Period.........................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A     N/A       N/A
  End of Period...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A     N/A       N/A
Number of Units Outstanding at End of Period
 (in thousands)...............................      N/A     N/A     N/A      N/A     N/A      N/A     N/A      N/A     N/A       N/A
DWS LARGE CAP VALUE VIP (CLASS A)
(DWS STRATEGIC VALUE VIP (CLASS A) MERGED INTO THIS FUND ON
   APRIL 29, 2011)
Unit Value:
  Beginning of Period.........................    1.202   1.111     N/A      N/A     N/A      N/A     N/A      N/A     N/A       N/A
  End of Period...............................    1.550   1.202   1.111      N/A     N/A      N/A     N/A      N/A     N/A       N/A
Number of Units Outstanding at End of Period
 (in thousands)...............................      748     807     849      N/A     N/A      N/A     N/A      N/A     N/A       N/A
DWS STRATEGIC VALUE VIP (CLASS A)
(MERGED INTO THE DWS LARGE CAP VALUE VIP (CLASS A) ON APRIL 29, 2011)
Unit Value:
  Beginning of Period.........................      N/A     N/A   1.123    1.013   0.820    1.541   1.593    1.412   1.433     1.299
  End of Period...............................      N/A     N/A     N/A    1.123   1.013    0.820   1.541    1.593   1.412     1.433
Number of Units Outstanding at End of Period
 (in thousands)...............................      N/A     N/A     N/A    1,036   1,191    1,415   1,861    2,631   4,114     5,807
DWS TECHNOLOGY VIP (CLASS A)
(MERGED INTO THE DWS CAPITAL GROWTH VIP (CLASS A) ON APRIL 29, 2011)
Unit Value:
  Beginning of Period.........................      N/A     N/A   0.500    0.427   0.270    0.510   0.453    0.456   0.446     0.444
  End of Period...............................      N/A     N/A     N/A    0.500   0.427    0.270   0.510    0.453   0.456     0.446
Number of Units Outstanding at End of Period
 (in thousands)...............................      N/A     N/A     N/A    6,419   7,333    8,137  10,107   14,478  19,054    29,415
EATON VANCE VT FLOATING-RATE INCOME FUND
(CLOSED TO NEW PAYMENT ALLOCATIONS OR TRANSFERS ON NOVEMBER 15, 2010)
Unit Value:
  Beginning of Period.........................    1.276   1.206   1.194    1.110   0.780    1.087   1.085    1.044   1.020     1.006
  End of Period...............................    1.306   1.276   1.206    1.194   1.110    0.780   1.087    1.085   1.044     1.020
Number of Units Outstanding at End of Period
 (in thousands)...............................    3,227   3,168   4,154    3,744   3,475    2,972   4,733    6,715   6,972     8,142


                                                                            YEAR ENDED DECEMBER 31ST
                                           -----------------------------------------------------------------------------------------
SUB-ACCOUNT                                  2013     2012    2011     2010     2009      2008    2007      2006    2005      2004
-----------------------------------------  -------  -------  -------  -------  -------  -------  -------  -------  -------  --------

FIDELITY VIP ASSET MANAGER(SM) PORTFOLIO (INITIAL CLASS)
Unit Value:
  Beginning of Period....................    2.418    2.181    2.271    2.017    1.585    2.257    1.982    1.874    1.828     1.759
  End of Period..........................    2.757    2.418    2.181    2.271    2.017    1.585    2.257    1.982    1.874     1.828
Number of Units Outstanding at End of
 Period (in thousands)...................    5,083    5,590    6,496    7,258    9,042    9,493   11,467   14,627   18,873    25,020
FIDELITY VIP CONTRAFUND(R) PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period....................    1.680    1.468    1.532    1.329    0.996    1.763    1.525    1.389    1.208     1.064
  End of Period..........................    2.168    1.680    1.468    1.532    1.329    0.996    1.763    1.525    1.389     1.208
Number of Units Outstanding at End of
 Period (in thousands)...................    7,827    8,713   10,868   12,554   14,305   17,306   20,729   26,940   29,669    28,056
FIDELITY VIP EQUITY-INCOME PORTFOLIO (INITIAL CLASS)
Unit Value:
  Beginning of Period....................    4.408    3.813    3.831    3.376    2.631    4.656    4.653    3.928    3.765     3.426
  End of Period..........................    5.566    4.408    3.813    3.831    3.376    2.631    4.656    4.653    3.928     3.765
Number of Units Outstanding at End of
 Period (in thousands)...................   13,582   15,181   17,546   20,448   23,529   27,981   35,001   44,306   58,900    77,753
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period....................    0.941    0.800    0.796    0.654    0.456    1.032    0.852    0.823    0.768     0.729
  End of Period..........................    1.275    0.941    0.800    0.796    0.654    0.456    1.032    0.852    0.823     0.768
Number of Units Outstanding at End of
 Period (in thousands)...................    2,592    3,184    2,473    2,600    2,494    2,743    2,892    3,464    4,224     6,851
FIDELITY VIP GROWTH PORTFOLIO (INITIAL CLASS)
Unit Value:
  Beginning of Period....................    3.924    3.472    3.516    2.873    2.272    4.365    3.488    3.313    3.177     3.119
  End of Period..........................    5.272    3.924    3.472    3.516    2.873    2.272    4.365    3.488    3.313     3.177
Number of Units Outstanding at End of
 Period (in thousands)...................   12,524   14,324   16,077   18,482   21,886   25,449   30,358   39,741   55,169    74,506
FIDELITY VIP HIGH INCOME PORTFOLIO (INITIAL CLASS)
Unit Value:
  Beginning of Period....................    3.198    2.841    2.771    2.470    1.741    2.355    2.325    2.121    2.096     1.940
  End of Period..........................    3.339    3.198    2.841    2.771    2.470    1.741    2.355    2.325    2.121     2.096
Number of Units Outstanding at End of
 Period (in thousands)...................    5,821    6,327    6,876    7,806    9,106   10,768   14,775   18,468   23,701    31,613
FIDELITY VIP MID CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period....................    2.165    1.917    2.182    1.722    1.251    2.101    1.849    1.669    1.435     1.168
  End of Period..........................    2.898    2.165    1.917    2.182    1.722    1.251    2.101    1.849    1.669     1.435
Number of Units Outstanding at End of
 Period (in thousands)...................    2,170    2,462    3,236    3,972    4,597    6,243    7,819   12,512   14,845    11,728
FIDELITY VIP OVERSEAS PORTFOLIO (INITIAL CLASS)
Unit Value:
  Beginning of Period....................    2.317    1.947    2.386    2.140    1.716    3.099    2.680    2.303    1.963     1.753
  End of Period..........................    2.979    2.317    1.947    2.386    2.140    1.716    3.099    2.680    2.303     1.963
Number of Units Outstanding at End of
 Period (in thousands)...................    5,813    6,755    7,351    8,148    9,536   11,299   13,297   16,512   20,504    27,367


                                                                            YEAR ENDED DECEMBER 31ST
                                            ----------------------------------------------------------------------------------------
SUB-ACCOUNT                                  2013     2012     2011     2010     2009     2008    2007      2006    2005      2004
------------------------------------------  -------  ------  -------  -------  -------  -------  -------  -------  -------  --------

FIDELITY VIP VALUE STRATEGIES PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.....................    1.622   1.296    1.445    1.161    0.750    1.561    1.503    1.314    1.302     1.161
  End of Period...........................    2.082   1.622    1.296    1.445    1.161    0.750    1.561    1.503    1.314     1.302
Number of Units Outstanding at End of
 Period (in thousands)....................      925   1,072    1,235    1,469    2,056    1,887    2,502    2,937    4,078     5,714
FRANKLIN GROWTH AND INCOME VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP FRANKLIN GROWTH AND INCOME
   SECURITIES FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period.....................    1.334   1.206    1.195    1.039    0.833    1.303    1.373    1.194    1.170     1.073
  End of Period...........................    1.703   1.334    1.206    1.195    1.039    0.833    1.303    1.373    1.194     1.170
Number of Units Outstanding at End of
 Period (in thousands)....................    1,686   2,012    1,687    1,402    1,480    1,881    3,026    3,394    4,736     6,197
FRANKLIN LARGE CAP GROWTH VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP FRANKLIN LARGE CAP GROWTH
   SECURITIES FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period.....................    1.211   1.094    1.127    1.025    0.801    1.242    1.186    1.086    1.090     1.025
  End of Period...........................    1.535   1.211    1.094    1.127    1.025    0.801    1.242    1.186    1.086     1.090
Number of Units Outstanding at End of
 Period (in thousands)....................      369     400      481      609      743    1,024    1,381    1,663    2,261     2,580
FRANKLIN MUTUAL SHARES VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP MUTUAL SHARES SECURITIES FUND
   (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period.....................    1.388   1.233    1.264    1.154    0.929    1.498    1.469    1.259    1.156     1.041
  End of Period...........................    1.755   1.388    1.233    1.264    1.154    0.929    1.498    1.469    1.259     1.156
Number of Units Outstanding at End of
 Period (in thousands)....................    1,751   2,123    2,796    3,177    4,138    4,067    4,789    5,495    5,103     5,702
FRANKLIN SMALL-MID CAP GROWTH VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP FRANKLIN SMALL-MID CAP GROWTH
   SECURITIES FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period.....................    0.933   0.854    0.911    0.724    0.512    0.903    0.824    0.769    0.745     0.678
  End of Period...........................    1.271   0.933    0.854    0.911    0.724    0.512    0.903    0.824    0.769     0.745
Number of Units Outstanding at End of
 Period (in thousands)....................    8,003   9,536   10,923   13,175   15,939   19,624   25,735   39,206   45,151    55,170
TEMPLETON FOREIGN VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP TEMPLETON FOREIGN SECURITIES FUND
   (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period.....................    1.536   1.318    1.496    1.401    1.037    1.765    1.551    1.296    1.194     1.022
  End of Period...........................    1.861   1.536    1.318    1.496    1.401    1.037    1.765    1.551    1.296     1.194
Number of Units Outstanding at End of
 Period (in thousands)....................    2,875   3,374    3,692    4,393    5,181    6,468    8,590   11,597   13,063    17,180


                                                                             YEAR ENDED DECEMBER 31ST
                                             ---------------------------------------------------------------------------------------
SUB-ACCOUNT                                   2013     2012     2011     2010    2009     2008     2007     2006     2005     2004
-------------------------------------------  -------  ------   ------  -------  -------  -------  ------   ------  -------  --------

INVESCO V.I. AMERICAN FRANCHISE FUND (SERIES I SHARES)
(INVESCO V.I. LARGE CAP GROWTH SERIES (SERIES I SHARES) MERGED INTO THIS
   FUND ON APRIL 29, 2011; INVESCO V.I. CAPITAL APPRECIATION FUND (SERIES I
   SHARES) MERGED INTO THIS FUND ON APRIL 27, 2012; NAME CHANGED FROM THE
   INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND (SERIES I SHARES) ON
   APRIL 30, 2012; NAME CHANGED FROM THE INVESCO VAN KAMPEN V.I.
   AMERICAN FRANCHISE FUND (SERIES I SHARES) ON MAY 1, 2013)
Unit Value:
  Beginning of Period......................    0.891   0.795      N/A      N/A      N/A      N/A     N/A      N/A      N/A       N/A
  End of Period............................    1.230   0.891    0.795      N/A      N/A      N/A     N/A      N/A      N/A       N/A
Number of Units Outstanding at End of
 Period (in thousands).....................    4,298   5,025    1,175      N/A      N/A      N/A     N/A      N/A      N/A       N/A
INVESCO V.I. CAPITAL APPRECIATION FUND (SERIES I SHARES)
(NAME CHANGED FROM THE AIM V.I. CAPITAL APPRECIATION FUND (SERIES I
   SHARES) ON APRIL 30, 2010; MERGED INTO THE INVESCO VAN KAMPEN V.I.
   CAPITAL GROWTH FUND (SERIES I SHARES) ON APRIL 27, 2012)
Unit Value:
  Beginning of Period......................      N/A   0.601    0.663    0.582    0.488    0.861   0.780    0.724    0.695     0.631
  End of Period............................      N/A     N/A    0.601    0.663    0.582    0.488   0.861    0.780    0.724     0.695
Number of Units Outstanding at End of
 Period (in thousands).....................      N/A     N/A    6,180    7,226    8,576   10,126  12,899   16,500   23,935    33,515
INVESCO V.I. CAPITAL DEVELOPMENT FUND (SERIES II SHARES)
(NAME CHANGED FROM THE AIM V.I. CAPITAL DEVELOPMENT FUND (SERIES II
   SHARES) ON APRIL 30, 2010; MERGED INTO THE INVESCO VAN KAMPEN V.I.
   MID CAP GROWTH FUND (SERIES II SHARES) ON APRIL 27, 2012)
Unit Value:
  Beginning of Period......................      N/A   1.170    1.282    1.098    0.784    1.506   1.382    1.206    1.120     0.986
  End of Period............................      N/A     N/A    1.170    1.282    1.098    0.784   1.506    1.382    1.206     1.120
Number of Units Outstanding at End of
 Period (in thousands).....................      N/A     N/A      281      337      423      517     625      756      930     1,348
INVESCO V.I. CORE EQUITY FUND (SERIES I SHARES)
(NAME CHANGED FROM THE AIM V.I. CORE EQUITY FUND (SERIES I SHARES)
   ON APRIL 30, 2010)
Unit Value:
  Beginning of Period......................    0.880   0.784    0.796    0.737    0.583    0.847   0.795    0.700    0.672     0.645
  End of Period............................    1.121   0.880    0.784    0.796    0.737    0.583   0.847    0.795    0.700     0.672
Number of Units Outstanding at End of
 Period (in thousands).....................    4,337   5,365    4,867    5,585    7,125    8,835   9,093   11,112   16,096    23,037
INVESCO V.I. GLOBAL HEALTH CARE FUND (SERIES I SHARES)
(NAME CHANGE FROM THE AIM V.I. GLOBAL HEALTH CARE FUND
   (SERIES I SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period......................    1.302   1.093    1.067    1.028    0.817    1.161   1.054    1.016    0.953     0.899
  End of Period............................    1.803   1.302    1.093    1.067    1.028    0.817   1.161    1.054    1.016     0.953
Number of Units Outstanding at End of
 Period (in thousands).....................    2,796   2,864    2,583    3,052    3,481    4,470   5,729    7,843   10,501    14,795


                                                                            YEAR ENDED DECEMBER 31ST
                                             ---------------------------------------------------------------------------------------
SUB-ACCOUNT                                   2013     2012     2011    2010     2009     2008     2007     2006     2005     2004
-------------------------------------------  -------  ------  -------  -------  ------   ------  -------  -------  -------  --------

INVESCO V.I. LARGE CAP GROWTH FUND (SERIES I SHARES)
(NAME CHANGED FROM THE AIM V.I. LARGE CAP GROWTH FUND (SERIES I
   SHARES) ON APRIL 30, 2010; MERGED INTO THE INVESCO VAN KAMPEN V.I.
   CAPITAL GROWTH FUND (SERIES I SHARES) ON APRIL 29, 2011)
Unit Value:
  Beginning of Period......................      N/A     N/A    0.858    0.742   0.598    0.983    0.862    0.811    0.795     0.771
  End of Period............................      N/A     N/A      N/A    0.858   0.742    0.598    0.983    0.862    0.811     0.795
Number of Units Outstanding at End of
 Period (in thousands).....................      N/A     N/A      N/A    1,501   1,813    2,265    3,044    3,685    4,592     5,239
INVESCO V.I. MID CAP GROWTH FUND (SERIES II SHARES)
(INVESCO V.I. CAPITAL DEVELOPMENT FUND (SERIES II SHARES) MERGED INTO THIS
   FUND ON APRIL 27, 2012; NAME CHANGED FROM THE INVESCO VAN KAMPEN V.I.
   MID CAP GROWTH FUND (SERIES II SHARES) ON MAY 1, 2013)
Unit Value:
  Beginning of Period......................    1.290     N/A      N/A      N/A     N/A      N/A      N/A      N/A      N/A       N/A
  End of Period............................    1.736   1.290      N/A      N/A     N/A      N/A      N/A      N/A      N/A       N/A
Number of Units Outstanding at End of
 Period (in thousands).....................      228     248      N/A      N/A     N/A      N/A      N/A      N/A      N/A       N/A
INVESCO V.I. VALUE OPPORTUNITIES FUND (SERIES II SHARES)
(NAME CHANGED FROM THE AIM V.I. BASIC VALUE FUND (SERIES II SHARES) ON
   APRIL 30, 2010; NAME CHANGED FROM THE INVESCO V.I. BASIC VALUE FUND
   (SERIES II SHARES) ON APRIL 30, 2012; NAME CHANGED FROM THE INVESCO
   VAN KAMPEN V.I. VALUE OPPORTUNITIES FUND (SERIES II SHARES) ON
   MAY 1, 2013)
Unit Value:
  Beginning of Period......................    1.009   0.870    0.914    0.867   0.595    1.256    1.258    1.130    1.088     0.996
  End of Period............................    1.325   1.009    0.870    0.914   0.867    0.595    1.256    1.258    1.130     1.088
Number of Units Outstanding at End of
 Period (in thousands).....................    2,987   3,290    5,419    6,505   7,807    8,827   11,894   16,946   43,925    58,754
JANUS ASPEN GROWTH AND INCOME PORTFOLIO (SERVICE SHARES)
(LIQUIDATED ON APRIL 30, 2010)
Unit Value:
  Beginning of Period......................      N/A     N/A      N/A    0.786   0.575    0.993    0.929    0.875    0.792     0.719
  End of Period............................      N/A     N/A      N/A      N/A   0.786    0.575    0.993    0.929    0.875     0.792
Number of Units Outstanding at End of
 Period (in thousands).....................      N/A     N/A      N/A      N/A   9,066   11,703   15,236   20,104   24,143    28,738
JANUS ASPEN JANUS PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period......................    0.750   0.643    0.691    0.614   0.458    0.772    0.929    0.623    0.608     0.592
  End of Period............................    0.960   0.750    0.643    0.691   0.614    0.458    0.772    0.929    0.623     0.608
Number of Units Outstanding at End of
 Period (in thousands).....................    5,552   6,403    7,922    9,340  10,596   13,232   16,567   20,104   29,575    41,458


                                                                            YEAR ENDED DECEMBER 31ST
                                             ---------------------------------------------------------------------------------------
SUB-ACCOUNT                                    2013    2012     2011     2010    2009     2008     2007     2006    2005      2004
-------------------------------------------  -------  ------   ------  -------  -------  ------   ------   ------  -------  --------

MFS(R) MID CAP GROWTH SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period......................    1.066   0.929    1.004    0.789    0.567   1.188    1.101    1.092    1.077     0.956
  End of Period............................    1.441   1.066    0.929    1.004    0.789   0.567    1.188    1.101    1.092     1.077
Number of Units Outstanding at End of
 Period (in thousands).....................      415     439      612      740      732     968    1,315    1,938    3,638     5,322
MFS(R) NEW DISCOVERY SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period......................    1.608   1.350    1.530    1.142    0.711   1.194    1.184    1.064    1.028     0.982
  End of Period............................    2.238   1.608    1.350    1.530    1.142   0.711    1.194    1.184    1.064     1.028
Number of Units Outstanding at End of
 Period (in thousands).....................    1,559   1,738    1,987    2,085    1,848   1,703    1,453    1,689    1,933     2,682
MFS(R) TOTAL RETURN SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period......................    1.373   1.256    1.255    1.161    1.001   1.308    1.277    1.161    1.148     1.049
  End of Period............................    1.607   1.373    1.256    1.255    1.161   1.001    1.308    1.277    1.161     1.148
Number of Units Outstanding at End of
 Period (in thousands).....................    2,631   2,858    4,073    4,639    5,060   4,968    6,496    8,343   12,045    13,135
MFS(R) UTILITIES SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period......................    2.803   2.512    2.393    2.140    1.634   2.666    2.121    1.643    1.430     1.118
  End of Period............................    3.321   2.803    2.512    2.393    2.140   1.634    2.666    2.121    1.643     1.430
Number of Units Outstanding at End of
 Period (in thousands).....................    1,066   1,198    1,281    1,427    1,598   2,600    3,043    3,173    3,396     1,985
OPPENHEIMER CAPITAL APPRECIATION FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period......................    1.166   1.040    1.070    0.994    0.700   1.307    1.165    1.098    1.062     1.011
  End of Period............................    1.487   1.166    1.040    1.070    0.994   0.700    1.307    1.165    1.098     1.062
Number of Units Outstanding at End of
 Period (in thousands).....................    1,106   1,350    1,578    1,919    2,468   3,769    3,699    5,135    7,117     9,180
OPPENHEIMER CAPITAL INCOME FUND/VA (SERVICE SHARES)
(NAME CHANGED FROM OPPENHEIMER BALANCED FUND/VA (SERVICE SHARES)
   ON APRIL 30, 2013)
Unit Value:
  Beginning of Period......................    1.097   0.993    1.004    0.904    0.754   1.357    1.331    1.218    1.192     1.102
  End of Period............................    1.220   1.097    0.993    1.004    0.904   0.754    1.357    1.331    1.218     1.192
Number of Units Outstanding at End of
 Period (in thousands).....................      739     796    1,692    1,753    1,978   1,469    2,111    2,466    3,166     3,287
OPPENHEIMER GLOBAL FUND/VA (SERVICE SHARES)
(NAME CHANGED FROM OPPENHEIMER GLOBAL SECURITIES FUND/VA
   (SERVICE SHARES) ON APRIL 30, 2013)
Unit Value:
  Beginning of Period......................    1.707   1.432    1.589    1.393    1.015   1.725    1.650    1.427    1.269     1.084
  End of Period............................    2.137   1.707    1.432    1.589    1.393   1.015    1.725    1.650    1.427     1.269
Number of Units Outstanding at End of
 Period (in thousands).....................    1,975   2,060    2,556    3,136    3,772   3,949    5,781    7,116    8,504     8,861


                                                                             YEAR ENDED DECEMBER 31ST
                                               -------------------------------------------------------------------------------------
SUB-ACCOUNT                                     2013     2012    2011     2010    2009     2008    2007     2006     2005     2004
---------------------------------------------  ------  -------  ------  -------  ------   ------  ------   ------  -------  --------

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (SERVICE SHARES)
(OPPENHEIMER HIGH INCOME FUND/VA (SERVICE SHARES) MERGED INTO THIS
   FUND ON OCTOBER 26, 2012)
Unit Value:
  Beginning of Period........................   0.421      N/A     N/A      N/A     N/A      N/A     N/A      N/A      N/A      N/A
  End of Period..............................   0.413    0.421     N/A      N/A     N/A      N/A     N/A      N/A      N/A      N/A
Number of Units Outstanding at End of Period
 (in thousands)..............................   3,048    3,227     N/A      N/A     N/A      N/A     N/A      N/A      N/A      N/A
OPPENHEIMER HIGH INCOME FUND/VA (SERVICE SHARES)
(MERGED INTO THE OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA
   (SERVICE SHARES) ON OCTOBER 26, 2012)
Unit Value:
  Beginning of Period........................     N/A    0.373   0.388    0.344   0.277    1.313   1.338    1.243    1.237    1.154
  End of Period..............................     N/A      N/A   0.373    0.388   0.344    0.277   1.313    1.338    1.243    1.237
Number of Units Outstanding at End of Period
 (in thousands)..............................     N/A      N/A   3,616    4,601   4,740    4,093   4,343    5,449    8,482   10,324
OPPENHEIMER MAIN STREET FUND(R)/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period........................   1.283    1.116   1.136    0.995   0.789    1.305   1.271    1.124    1.078    1.003
  End of Period..............................   1.661    1.283   1.116    1.136   0.995    0.789   1.305    1.271    1.124    1.078
Number of Units Outstanding at End of Period
 (in thousands)..............................     516      546     738      893   1,077    1,336   1,853    2,400    2,754    3,313
PIONEER EMERGING MARKETS VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period........................   2.069    1.880   2.498    2.193   1.279    3.112   2.216    1.660    1.224    1.047
  End of Period..............................   1.995    2.069   1.880    2.498   2.193    1.279   3.112    2.216    1.660    1.224
Number of Units Outstanding at End of Period
 (in thousands)..............................   3,494    3,706   4,677    5,233   5,782    6,357   7,420    9,249   13,222   15,009
PIONEER REAL ESTATE SHARES VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period........................   2.850    2.491   2.303    1.818   1.402    2.308   2.895    2.153    1.902    1.425
  End of Period..............................   2.852    2.850   2.491    2.303   1.818    1.402   2.308    2.895    2.153    1.902
Number of Units Outstanding at End of Period
 (in thousands)..............................   2,241    2,334   2,632    3,004   3,249    3,753   4,683    6,063    7,306    9,176
SCUDDER VIT EAFE EQUITY INDEX FUND (CLASS A)
(LIQUIDATED SCUDDER VIT EAFE EQUITY INDEX FUND ON JULY 25, 2005)
Unit Value:
  Beginning of Period........................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A      N/A
  End of Period..............................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A      N/A
Number of Units Outstanding at End of Period
 (in thousands)..............................     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A      N/A


                                                                             YEAR ENDED DECEMBER 31ST
                                              --------------------------------------------------------------------------------------
SUB-ACCOUNT                                    2013     2012    2011     2010     2009    2008     2007     2006    2005      2004
--------------------------------------------  ------  -------  ------   ------  -------  -------  ------  -------  -------  -------

SVS DREMAN FINANCIAL SERVICES (CLASS A)
(MERGED INTO THE DWS DREMAN FINANCIAL SERVICES VIP (CLASS A) ON
   FEBRUARY 3, 2006; MERGED INTO THE DWS DREMAN HIGH RETURN EQUITY
   VIP (CLASS A) ON SEPTEMBER 15, 2006; NAME CHANGED TO THE DWS
   STRATEGIC VALUE VIP (CLASS A) ON JUNE 1, 2009; NAME CHANGED TO THE
   DWS LARGE CAP VALUE VIP (CLASS A) ON APRIL 29, 2011)
Unit Value:
  Beginning of Period.......................     N/A      N/A     N/A      N/A      N/A      N/A     N/A      N/A    1.433    1.299
  End of Period.............................     N/A      N/A     N/A      N/A      N/A      N/A     N/A      N/A      N/A    1.433
Number of Units Outstanding at End of Period
 (in thousands).............................     N/A      N/A     N/A      N/A      N/A      N/A     N/A      N/A      N/A    5,807
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
Unit Value:
  Beginning of Period.......................   1.697    1.454   1.693    1.501    0.999    1.977   1.774    1.512    1.322    1.179
  End of Period.............................   1.908    1.697   1.454    1.693    1.501    0.999   1.977    1.774    1.512    1.322
Number of Units Outstanding at End of Period
 (in thousands).............................   7,928    8,696  10,114   11,311   13,214   15,387  18,966   25,058   26,725   36,671

                                 APPENDIX E

   DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER

Effective January 31, 2002, the Company terminated the availability of the optional Minimum Guaranteed Annuity Payout (M-GAP) Rider. This termination does not affect M-GAP Riders issued prior to January 31, 2002 except that Owners who have previously elected the M-GAP Rider will not be able to purchase a new M-GAP Rider under the repurchase feature.

The M-GAP Rider provides a guaranteed minimum amount of fixed annuity lifetime income during the annuity payout phase, after a ten year or fifteen year waiting period, subject to the conditions described below. On each Contract anniversary a Minimum Guaranteed Annuity Payout Benefit Base (less any applicable premium taxes) is determined. The Minimum Guaranteed Annuity Payout Benefit Base is the value that will be annuitized should you exercise the Rider. In order to exercise the Rider, a fixed annuitization option involving a life contingency must be selected. Annuitization under this Rider will occur at the Company's guaranteed annuity option rates listed under the Annuity Option Tables in the Contract. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:

(a) the Accumulated Value increased by any positive Market Value Adjustment, if applicable, on the Contract Anniversary that the M-GAP Benefit Base is being determined;

(b) the Accumulated Value on the effective date of the Rider accumulated daily at an effective annual yield of 5% plus gross payments made thereafter accumulated daily at an effective annual yield of 5%, starting on the date each payment is applied, proportionately reduced to reflect withdrawals; or

(c) the highest Accumulated Value on any Contract anniversary since the Rider effective date, as determined after being increased for subsequent payments and any positive Market Value Adjustment, if applicable, and proportionately reduced for subsequent withdrawals.

For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value, whichever is applicable, determined immediately prior to the withdrawal by the following fraction:

                          Amount of the withdrawal
        --------------------------------------------------------

           Accumulated Value determined immediately prior to the
                                 withdrawal

EXERCISING THE M-GAP RIDER.

      - The Owner may only exercise the M-GAP Rider within thirty days after any Contract anniversary following the expiration of a ten or fifteen-year waiting period from the effective date of the Rider.

      - The Owner may only annuitize under a fixed annuity payout option involving a life contingency as provided under "DESCRIPTION OF ANNUITY PAYOUT OPTIONS" in the Prospectus.

      - The Owner may only annuitize at the Company's guaranteed fixed annuity option rates listed under the Annuity Option Tables in the Contract.

TERMINATING THE M-GAP RIDER.

The Owner may not terminate the M-GAP Rider prior to the seventh Contract anniversary after the effective date of the Rider. The Owner may terminate the Rider at any time after the seventh Contract anniversary following the effective date of the Rider. The Rider will terminate automatically upon surrender of the Contract or the date that a death benefit is payable if the Contract is not continued under "THE SPOUSE OF THE OWNER AS BENEFICIARY" under DESCRIPTION OF THE CONTRACT in the Prospectus.

From time to time the Company may illustrate minimum guaranteed income amounts under the M-GAP Rider for individuals based on a variety of assumptions, including varying rates of return on the value of the Contract during the accumulation phase, annuity payout periods, annuity payout options and M-GAP Rider waiting periods. Any assumed rates of return are for purposes of illustration only and are not intended as a representation of past or future investment rates of return.

For example, the illustration below assumes an initial payment of $100,000 for an Annuitant age 60 (at issue) and exercise of an M-GAP Rider with a ten-year waiting period. The illustration assumes that no subsequent payments or withdrawals are made and that the annuity payout option is a Life Annuity With Payments Guaranteed for 10 Years. The values below have been computed based on a 5% net rate of return and are the guaranteed minimums that would be received under the M-GAP Rider. The minimum guaranteed benefit base amounts are the values that will be annuitized. Minimum guaranteed annual income values are based on a fixed annuity payout.


             CONTRACT                      MINIMUM                          MINIMUM
            ANNIVERSARY                  GUARANTEED                       GUARANTEED
            AT EXERCISE                 BENEFIT BASE                   ANNUAL INCOME(1)
         ----------------              ---------------              ----------------------
                10                        $162,889                          $12,153
                15                        $207,892                          $17,695


          ------------------
          (1) Other fixed annuity options involving a life contingency other than Life Annuity With Payments Guaranteed for 10 Years. See "DESCRIPTION OF ANNUITY PAYOUT OPTIONS" in the Prospectus.

The M-GAP Rider does not create Accumulated Value or guarantee performance of any investment option. Because this Rider is based on guaranteed actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by applying the then current annuity factors. Therefore, the Rider should be regarded as providing a guarantee of a minimum amount of annuity income. As described above, withdrawals will reduce the benefit base.

                COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

                     FLEXIBLE PAYMENT DEFERRED VARIABLE AND
                            FIXED ANNUITY CONTRACTS
                                 FUNDED THROUGH
                                SUB-ACCOUNTS OF
                             SEPARATE ACCOUNT VA-K

                  INVESTING IN SHARES OF THE UNDERLYING FUNDS

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE COMMONWEALTH ANNUITY ADVANTAGE AND EXECANNUITY PLUS PROSPECTUSES OF SEPARATE ACCOUNT VA-K DATED MAY 1, 2014 ("THE PROSPECTUSES"). THE PROSPECTUSES MAY BE OBTAINED FROM ANNUITY CLIENT SERVICES, COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY, PO BOX 758554, TOPEKA, KS 66675, TELEPHONE 1-800-533-7881.

                               DATED MAY 1, 2014





Commonwealth Annuity Advantage/ExecAnnuity Plus

                               TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY                                            3

TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE COMPANY             5

SERVICES                                                                   5

UNDERWRITERS                                                               6

ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION                 7

ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM                8

PERFORMANCE INFORMATION                                                    9

STATE PREMIUM TAX CHART                                                   15

FINANCIAL STATEMENTS                                                      15

FINANCIAL STATEMENTS OF COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
AND SEPARATE ACCOUNT VA-K                                                F-1

                        GENERAL INFORMATION AND HISTORY

The Company's principal office (the "Principal Office") was relocated to 132 Turnpike Road, Suite 210, Southborough, MA 01772, Telephone 508-460-2400.

Effective September 1, 2006, Allmerica Financial Life Insurance and Annuity Company was renamed Commonwealth Annuity and Life Insurance Company (the "Company"). The Company is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, the Company was a wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica)", which in turn was a direct subsidiary of Allmerica Financial Corporation ("AFC"). Effective December 31, 2002, the Company became a Massachusetts domiciled insurance company and a direct wholly-owned subsidiary of The Hanover Insurance Group ("THG," formerly Allmerica Financial Corporation). On December 30, 2005, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"), 200 West Street, New York, NY 10282.

Effective April 30, 2013, Goldman Sachs completed the transfer of the common stock of the Company to Global Atlantic (Fin) Company, which is a wholly-owned indirect subsidiary of Global Atlantic Financial Group Limited ("Global Atlantic"). Currently, Goldman Sachs owns approximately 22% of the outstanding ordinary shares of Global Atlantic, Goldman Sachs and Global Atlantic employees own approximately 4.5% of the outstanding ordinary shares, and unaffiliated investors, none of whom own more than 9.9%, own the remaining 73.5% of the outstanding ordinary shares.

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. In connection with the acquisition of the Company, Global Atlantic has provided certain written assurances to the Commissioner of the Massachusetts Division of Insurance (the "Commissioner"). More specifically, Global Atlantic agreed to make capital contributions to the Company, subject to a maximum of $250 million, if necessary to ensure that the Company maintains a risk-based capital ratio of at least 100%, pursuant to Massachusetts Insurance Law. Such assurances have been provided solely to the Commissioner by Global Atlantic, and terminate the sooner of 2018 or at such time as Goldman Sachs owns less than 10% of the outstanding voting securities of Global Atlantic. These assurances are not evidence of indebtedness or an obligation or liability of Global Atlantic, and do not provide Contract Owners with any specific rights or recourse against Global Atlantic. These assurances replaced substantially similar assurances that had been provided by Goldman Sachs.

Separate Account VA-K (the "Variable Account") is a separate investment account of Commonwealth Annuity and Life Insurance Company (the "Company") authorized by vote of its Board of Directors on November 1, 1990. Several Sub-Accounts of the Variable Account are available under the Commonwealth Annuity Advantage contract (the "Contract"). Each Sub-Account invests exclusively in shares of one of the following funds (certain funds may not be available in all states):


-------------------------------------------------------------- ------------------------------------------------------------
GOLDMAN SACHS VARIABLE INSURANCE TRUST                         FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS (SERVICE
(SERVICE SHARES)                                               CLASS 2)
Goldman Sachs VIT Core Fixed Income Fund                       Fidelity VIP Contrafund(R) Portfolio
Goldman Sachs VIT Equity Index Fund                            Fidelity VIP Growth Opportunities Portfolio
Goldman Sachs VIT Global Markets Navigator Fund                Fidelity VIP Mid Cap Portfolio
Goldman Sachs VIT Growth Opportunities Fund                    Fidelity VIP Value Strategies Portfolio
Goldman Sachs VIT High Quality Floating Rate Fund
Goldman Sachs VIT Mid Cap Value Fund                           FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)
Goldman Sachs VIT Money Market Fund                            Franklin Growth and Income VIP Fund
Goldman Sachs VIT Strategic Growth Fund                        Franklin Large Cap Growth VIP Fund
Goldman Sachs VIT Strategic International Equity Fund          Franklin Small-Mid Cap Growth VIP Fund
Goldman Sachs VIT U.S. Equity Insights Fund                    Franklin Mutual Shares VIP Fund
                                                               Templeton Foreign VIP Fund
AIM VARIABLE INSURANCE FUNDS
(INVESCO VARIABLE INSURANCE FUNDS) (SERIES I SHARES)           JANUS ASPEN SERIES (SERVICE SHARES)
Invesco V.I. American Franchise Fund                           Janus Aspen Janus Portfolio
Invesco V.I. Core Equity Fund
Invesco V.I. Global Health Care Fund                           MFS(R) VARIABLE INSURANCE TRUST (SERVICE CLASS)
                                                               MFS(R) Mid Cap Growth Series
AIM VARIABLE INSURANCE FUNDS                                   MFS(R) New Discovery Series
(INVESCO VARIABLE INSURANCE FUNDS) (SERIES II SHARES)          MFS(R) Total Return Series
Invesco V.I. Mid Cap Growth Fund                               MFS(R) Utilities Series
Invesco V.I. Value Opportunities Fund
                                                               OPPENHEIMER VARIABLE ACCOUNT FUNDS (SERVICE SHARES)
                                                               Oppenheimer Capital Income Fund/VA
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.          Oppenheimer Capital Appreciation Fund/VA
(CLASS B)                                                      Oppenheimer Global Fund/VA
AllianceBernstein VPS Growth and Income Portfolio              Oppenheimer Global Strategic Income Fund/VA
AllianceBernstein VPS Large Cap Growth Portfolio               Oppenheimer Main Street Fund(R)/VA
AllianceBernstein VPS Small/Mid-Cap Value Portfolio
AllianceBernstein VPS Value Portfolio                          PIONEER VARIABLE CONTRACTS TRUST (CLASS II)
                                                               Pioneer Emerging Markets VCT Portfolio
DELAWARE VIP TRUST                                             Pioneer Real Estate Shares VCT Portfolio
Delaware VIP International Value Equity Series
                                                               T. ROWE PRICE INTERNATIONAL SERIES, INC.
DELAWARE VIP TRUST (SERVICE CLASS)                             T. Rowe Price International Stock Portfolio
Delaware VIP Smid Cap Growth Series

DWS VARIABLE SERIES I (CLASS A)
DWS Capital Growth VIP

DWS VARIABLE SERIES II
DWS Large Cap Value VIP

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
Fidelity VIP Asset Manager(SM) Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Overseas Portfolio

                     TAXATION OF THE CONTRACT, THE VARIABLE
                            ACCOUNT AND THE COMPANY

The Company currently imposes no charge for taxes payable in connection with the contracts, other than for state and local premium taxes and similar assessments when applicable. The Company reserves the right to impose a charge for any other taxes that may become payable in the future in connection with the contracts or the Variable Account.

The Variable Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under subchapter L of the Internal Revenue Code (the "Code"), and files a consolidated tax return with its parent and affiliated companies.

The Company reserves the right to make a charge for any effect which the income, assets or existence of the Contract or the Variable Account may have upon its tax. Such charge for taxes, if any, will be assessed on a fair and equitable basis in order to preserve equity among classes of Contract Owners ("Owners"). The Variable Account presently is not subject to tax.

                                    SERVICES

SERVICE PROVIDERS

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Variable Account. Underlying Fund shares owned by the Sub-Accounts are held on an open account basis. A Sub-Account's ownership of Underlying Fund shares is reflected on the records of the Underlying Fund and is not represented by any transferable stock certificates.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP is the Company's Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP is located at 125 High Street, Boston, MA 02110.

MAIL ROOM AND ADMINISTRATIVE SERVICES. The Company has retained se2, Inc. an affiliate of Security Distributors, Inc., to provide systems, administrative, accounting, mailroom and lockbox services and other services to the Company. The principal administrative offices of se2, Inc. are located at One Security Benefit Place, Topeka, Kansas, 66636.

EXPERTS. The financial statements of the Company as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013, and the financial statements of Separate Account VA-K of the Company as of December 31, 2013 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contract.

OTHER SERVICE ARRANGEMENTS

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS. We and our distributor, Epoch Securities, Inc., (the "Distributor") may receive payments from the Funds or their service providers (e.g., the investment adviser, administrator, distributor, and/or their affiliates). These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contract and, in our role as an intermediary, the Funds. We (and our affiliates) may profit from these payments.

The amount of payments we receive from the Funds' service providers is based on a percentage of the assets of the particular Fund attributable to the Contract as well as certain other variable insurance products that we and/or our affiliates may issue or administer. These percentages are negotiated and vary with each Fund. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). Some service providers may pay us significantly more than others and the amount we receive may be substantial. These percentages currently range from 0.03% to 0.25%, and as of the date of this prospectus, we are receiving payments from EACH Fund's service providers.

Additionally, certain of the Funds make payments to us or the Distributor under their distribution plans (12b-1 plans). The payment rates currently range from 0.16% to 0.25% based on the amount of assets invested in those Funds. Payments made out of the assets of the Funds will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset based fees is not predictable because these fees are a percentage of the Fund's average net assets, which can fluctuate over time. If, however, the value of the Funds goes up, then so would the payment to us or to the Distributor. Conversely, if the value of the Fund goes down, payments to us or to the Distributor would decrease.

A Fund's service provider may provide us (or our affiliates) and/or broker dealers that sell the Contracts ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

We and/or the Distributor also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Funds' service providers with regard to other variable insurance products we or our affiliates may issue or administer.

For details about the compensation payments we make in connection with the sale of the Contracts, see "DISTRIBUTION."

                                  UNDERWRITERS

Effective January 22, 2008, Epoch Securities, Inc., a Delaware company located at 132 Turnpike Road, Southborough, MA 01772 ("Epoch" or "Underwriter") became principal underwriter for the Contracts. Epoch is a corporation organized and existing under the laws of the state of Delaware, and is a wholly-owned subsidiary of Global Atlantic (Fin) Company. Epoch is a registered broker-dealer with the SEC, and a member of the Financial Industry Regulatory Authority ("FINRA"). The Company has effectively ceased issuing new Contracts except in connection with certain pre-existing contractual plans and programs.

The Company paid commissions, not to exceed 6.0% of payments, to registered representatives who sold the contracts. Certain registered representatives may receive commissions of up to 6.0% of subsequent purchase payments. However, alternative commission schedules may be in effect that paid lower initial commission amounts but with ongoing annual compensation of up to 1.0% of Accumulated Value.

Commissions paid by the Company do not result in any charge to Owners or to the Variable Account in addition to the charges described under CHARGES AND DEDUCTIONS in the Prospectus. The Company intends to recoup the commission and other sales expense through a combination of anticipated surrender, withdrawal and/or annuitization charges, profits from the Company's general account, including the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company, and the profit, if any, from the mortality and expense risk charge.

The aggregate amounts of commissions paid to Epoch for the years 2011, 2012 and 2013 were , $1,056,251.34, $850,576.25 and $1,344, 013.55, respectively. No commissions were retained by Epoch for sales of all contracts funded by Separate Account VA-K (including contracts not described in the Prospectus) for the years 2011, 2012 and 2013.

           ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION

The method by which the Accumulated Value under the Contract is determined is described in detail under "Computation of Values" in the Prospectus.

ILLUSTRATION OF ACCUMULATION UNIT CALCULATION USING HYPOTHETICAL EXAMPLE. The Accumulation Unit calculation for a daily Valuation Period may be illustrated by the following hypothetical example: Assume that the assets of a Sub-Account at the beginning of a one-day Valuation Period were $5,000,000; that the value of an Accumulation Unit on the previous date was $1.135000; and that during the Valuation Period, the investment income and net realized and unrealized capital gains exceed net realized and unrealized capital losses by $1,675. The Accumulation Unit Value at the end of the current Valuation Period would be calculated as follows:


(1)     Accumulation Unit Value -- Previous Valuation Period       $1.135000

(2)     Value of Assets -- Beginning of Valuation Period          $5,000,000

(3)     Excess of Investment Income and Net Gains Over Capital
        Losses                                                        $1,675

(4)     Adjusted Gross Investment Rate for the Valuation Period
        (3) divided by (2)                                          0.000335

(5)     Annual Charge (one-day equivalent of 1.45% per annum)       0.000040

(6)     Net Investment Rate (4) - (5)                               0.000295

(7)     Net Investment Factor 1.000000 + (6)                        1.000295

(8)     Accumulation Unit Value -- Current Period (1) x (7)        $1.135335

Conversely, if unrealized capital losses and charges for expenses and taxes exceeded investment income and net realized capital gains by $1,675, the Accumulation Unit Value at the end of the Valuation Period would have been $1.134574. The method for determining the amount of annuity benefit payments is described in detail under "Annuity Benefit Payments" in the Prospectus.

ILLUSTRATION OF VARIABLE ANNUITY BENEFIT PAYMENT CALCULATION USING HYPOTHETICAL EXAMPLE. The determination of the Annuity Unit value and the variable annuity benefit payment may be illustrated by the following hypothetical example: Assume an Annuitant has 40,000 Accumulation Units in a Variable Account, and that the value of an Accumulation Unit on the Valuation Date used to determine the amount of the first variable annuity benefit payment is $1.120000. Therefore, the Accumulated Value of the Contract is $44,800 (40,000 x $1.120000). Assume also that the Owner elects an option for which the first monthly payment is $6.57 per $1,000 of Accumulated Value applied. Assuming no premium tax or surrender charge, the first monthly payment would be $44.80 ($44,800 divided by $1,000) multiplied by $6.57, or $294.34.

Next, assume that the Annuity Unit value for the assumed interest rate of 3.5% per annum for the Valuation Date as of which the first payment was calculated was $1.100000. Annuity Unit values will not be the same as Accumulation Unit Values because the former reflect the 3.5% assumed interest rate used in the annuity rate calculations. When the Annuity Unit value of $1.100000 is divided into the first monthly payment the number of Annuity Units represented by that payment is determined to be 267.5818. The value of this same number of Annuity Units will be paid in each subsequent month under most options. Assume further that the net investment factor for the Valuation Period applicable to the next annuity benefit payment is 1.000190. Multiplying this factor by .999906 (the one-day adjustment factor for the assumed interest rate of 3.5% per annum) produces a factor of 1.000096. This then is multiplied by the Annuity Unit value on the immediately preceding Valuation Date (assumed here to be $1.105000). The result is an Annuity Unit value of $1.105106 for the current monthly payment. The current monthly payment then is determined by multiplying the number of Annuity Units by the current Annuity Unit value, or 267.5818 times $1.105106, which produces a current monthly payment of $295.71.

METHOD FOR DETERMINING COMMUTED VALUE ON VARIABLE ANNUITY PERIOD CERTAIN OPTIONS AND ILLUSTRATION USING HYPOTHETICAL EXAMPLE. The Contract offers both commutable and non-commutable fixed period certain annuity options and commutable variable period certain annuity options. A commutable option gives the Annuitant the right to exchange any remaining payments for a lump sum payment based on the commuted value. The Commuted Value is the present value of remaining payments calculated at 3.5% interest. The determination of the Commuted Value may be illustrated by the following hypothetical example.

Assume a commutable period certain option is elected. The number of Annuity Units upon which each payment is based would be calculated using the Surrender Value less any premium tax rather than the Accumulated Value. Assume this results in 250.0000 Annuity Units. Assume the Commuted Value is requested with 60 monthly payments remaining and a current Annuity Unit Value of $1.200000. Based on these assumptions, the dollar amount of remaining payments would be $300 a month for 60 months. The present value at 3.5% of all remaining payments would be $16,560.72.

          ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM

To the extent permitted by law, the Company reserves the right to offer an Enhanced Automatic Transfer (Dollar Cost Averaging) Program from time to time. If an Owner elects automatic transfers while the enhanced program is in effect, the Company will credit an enhanced interest rate to eligible payments made to the Enhanced Automatic Transfer Program. Eligible payments:

   -    must be new payments to the Contract, including the initial payment,

   - must be allocated to the Fixed Account, which will be the source account,

   - must be automatically transferred out of the Fixed Account to one or more Sub-Accounts over a specified time period and

   -    will receive the enhanced rate while they remain in the Fixed Account.

Any new eligible payments made to an existing Enhanced Automatic Transfer program will start a new Enhanced Automatic Transfer program. In this case, the following rules apply:

   - The money remaining in the Fixed Account from the original program will be combined with the new eligible payment to determine the new monthly transfer amount.

   - The new monthly transfer amount will be transferred out of the Fixed Account in accordance with the allocation instructions specified for the new payment. If no allocation instructions are specified with the new eligible payment, the allocation instructions for the original eligible payment will be used. The new monthly transfer amount will be transferred out of the Fixed Account on a LIFO (last-in, first-out basis) to the selected Sub-Accounts on the date designated for the new eligible payment.

A new enhanced interest rate may be applied to the new eligible payment, while the money remaining in the Fixed Account from the original program will continue to receive the enhanced rate in effect at the time the older payment was received.

                            PERFORMANCE INFORMATION

Performance information for a Sub-Account may be compared, in reports and promotional literature, to certain indices described in the Prospectus under PERFORMANCE INFORMATION. In addition, the Company may provide advertising, sales literature, periodic publications or other material information on various topics of interest to Owners and prospective Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Contract and the characteristics of and market for such financial instruments. Total return data and supplemental total return information may be advertised based on the period of time that an Underlying Fund and/or an underlying Sub-Account have been in existence, even if longer than the period of time that the Contract has been offered. The results for any period prior to a Contract being offered will be calculated as if the Contract had been offered during that period of time, with all charges assumed to be those applicable to the Contract.

TOTAL RETURN

"Total Return" refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period, reduced by the Sub-Account's asset charge and any applicable surrender charge which would be assessed upon complete withdrawal of the investment.

Total Return figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission (the "SEC"). The quotations are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable values, according to the following formula:

     P P(1 + T) TO THE POWER OF (n)              =     ERV

                           Where:           P    =     a hypothetical initial payment to the Variable Account of
                                                       $1,000
                                            T    =     average annual total return
                                            n    =     number of years
                                          ERV    =     the ending redeemable value of the $1,000 payment at the end of the specified period

The calculation of Total Return includes the annual charges against the assets of the Sub-Account. This charge is 1.45% on an annual basis. The calculation of ending redeemable value assumes (1) the Contract was issued at the beginning of the period, and (2) a complete surrender of the Contract at the end of the period. The deduction of the surrender charge, if any, applicable at the end of the period is included in the calculation, according to the following schedule:


  YEARS FROM DATE OF PAYMENT TO          CHARGE AS PERCENTAGE OF NEW
       DATE OF WITHDRAWAL               PURCHASE PAYMENTS WITHDRAWN*
  -----------------------------         ----------------------------
               0-2                                   8%
                3                                    7%
                4                                    6%
                5                                    5%
                6                                    4%
                7                                    3%
                8                                    2%
                9                                    1%
           Thereafter                                0%

* Subject to the maximum limit described in the Prospectus.

No surrender charge is deducted upon expiration of the periods specified above. In each calendar year, a certain amount (withdrawal without surrender charge amount, as described in the Prospectus) is not subject to the surrender charge. The calculations of Total Return include the deduction of the $30 annual Contract fee.

SUPPLEMENTAL TOTAL RETURN INFORMATION

The Supplemental Total Return Information in this section refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period reduced by the Sub-Account's asset charges. It is assumed, however, that the investment is NOT withdrawn at the end of each period.

The quotations of Supplemental Total Return are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending values, according to the following formula:

    P(1 + T) TO THE POWER OF (n)             =     EV

                     Where:         P        =     a hypothetical initial payment to the Variable Account of $1,000
                                    T        =     average annual total return
                                    n        =     number of years
                                    EV       =     the ending value of the $1,000 payment at the end of the specified period

The calculation of Supplemental Total Return reflects the 1.45% annual charge against the assets of the Sub-Accounts. The ending value assumes that the Contract is NOT surrendered at the end of the specified period, and therefore there is no adjustment for the surrender charge that would be applicable if the Contract was surrendered at the end of the period. The calculation of supplemental total return does not include the deduction of the $30 annual Contract fee.

PERFORMANCE TABLES. Quotations of average annual total return as shown in Table 1A are calculated in the manner prescribed by the SEC and show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year period or for a period covering the time the Sub-Account has been in existence, if less than the prescribed periods. The calculation is adjusted to reflect the deduction of the annual Sub-Account asset charge of 1.45%, the $30 annual Contract fee the Underlying Fund charges and the surrender charge which would be assessed if the investment were completely withdrawn at the end of the specified period. Quotations of supplemental average total returns, as shown in Table 1B, are calculated in exactly the same manner and for the same periods of time except that they do not reflect the Contract fee and assume that the Contract is not surrendered at the end of the periods shown.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
            COMMONWEALTH ANNUITY ADVANTAGE AND EXECANNUITY PLUS `93

                                    TABLE 1A
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
    FOR PERIODS ENDING DECEMBER 31, 2013 AND SINCE INCEPTION OF SUB-ACCOUNT
                (Assuming COMPLETE Withdrawal of the Investment)



                                                                                                          10 YEARS OR
                                                                            FOR YEAR                     SINCE INCEPTION
                                                        SUB-ACCOUNT          ENDED                       OF SUB-ACCOUNT
                                                       INCEPTION DATE       12/31/13      5 YEARS           (IF LESS)
                                                       --------------       --------      -------        ---------------
Goldman Sachs VIT Core Fixed Income Fund                  01/09/06           -12.57         1.56              -0.40
Goldman Sachs VIT Equity Index Fund                       01/09/06           18.92          12.88             1.30
Goldman Sachs VIT Global Markets Navigator Fund           05/22/12            1.08             N/A             1.99
Goldman Sachs VIT Growth Opportunities Fund               01/09/06           19.28          19.22             4.56
Goldman Sachs VIT High Quality Floating Rate Fund         01/09/06           -10.96         -1.15             -0.26
Goldman Sachs VIT Mid Cap Value Fund                      01/09/06           19.63          14.80             2.21
Goldman Sachs VIT Money Market Fund                       01/09/06           -11.32         -5.59             -3.45
Goldman Sachs VIT Strategic Growth Fund                   01/09/06           19.09          15.63             1.30
Goldman Sachs VIT Strategic International Equity          01/09/06
Fund                                                                         10.93          7.43              -3.25
Goldman Sachs VIT U.S. Equity Insights Fund               01/09/06           24.24          12.40             -0.54
AllianceBernstein VPS Growth and Income Portfolio          8/1/00            21.64          13.03             1.97
AllianceBernstein VPS Large Cap Growth Portfolio           8/1/00            24.01          13.64             2.24
AllianceBernstein VPS Small/Mid Cap Value                  5/1/02
Portfolio                                                                    24.64          17.47             5.48
AllianceBernstein VPS Value Portfolio                      5/1/02            23.51          10.46             0.40
Delaware VIP International Value Equity Series             5/6/93            10.01          7.73              2.20
Delaware VIP Smid Cap Growth Series                        8/1/00            27.93          22.95             7.00
DWS Large Cap Value VIP                                    8/1/00             0.40          -5.74             1.56
DWS Capital Growth VIP                                     8/1/00             6.34          0.08              5.72
Fidelity VIP Asset Manager(SM) Portfolio                   5/4/94             3.04          8.58              1.56
Fidelity VIP Equity-Income Portfolio                       9/5/91            15.29          13.22             1.82
Fidelity VIP Growth Portfolio                              9/5/91            23.36          15.48             2.05
Fidelity VIP High Income Portfolio                        9/24/91            -5.89          11.12             2.73
Fidelity VIP Overseas Portfolio                            9/5/91            17.55          8.33              2.71
Fidelity VIP Contrafund(R) Portfolio                       5/1/01            18.05          13.97             4.72
Fidelity VIP Growth Opportunities Portfolio                8/1/00            24.55          20.29             2.35
Fidelity VIP Mid Cap Portfolio                             5/1/02            22.90          15.57             7.20
Fidelity VIP Value Strategies Portfolio                    5/1/02            17.30          20.24             2.81
Franklin Growth and Income VIP Fund                        8/1/00            16.73          12.37             1.49

Franklin Large Cap Growth VIP Fund                         5/1/02            15.77          10.80             0.81
Franklin Small-Mid Cap Growth Securities                   8/1/00
Fund CL-2
                                                                             25.15          17.32             3.42
Franklin Mutual Shares VIP Fund                            5/1/02            15.40          10.42             2.43
Templeton Foreign VIP Fund                                 5/1/02            10.19          9.28              3.59
Invesco V.I. American Franchise Fund                      05/01/01           27.11          12.45             1.42
Invesco V.I. Core Equity Fund                             08/01/00           16.37          10.84             2.66
Invesco V.I. Global Health Care Fund                      08/01/00           27.50          14.09             4.18
Invesco V.I. Mid Cap Growth Fund                          5/1/2002           23.62          14.41             2.89

Invesco V.I. Value Opportunities Fund                     05/01/02           20.34          14.53             -0.79
Janus Aspen Janus Portfolio                                8/1/00            17.11          13.05             1.70
MFS(R)Mid Cap Growth Series                                5/1/02            24.23          17.90             0.59
MFS(R)New Discovery Series                                 5/1/02            28.17          23.49             5.56
MFS(R)Total Return Series                                  5/1/02             6.02          6.53              1.34
MFS(R)Utilities Series                                     5/1/02             7.47          12.33             9.60
Oppenheimer Capital Income Fund/VA                         5/1/02             0.41          6.81              -2.63
Oppenheimer Capital Appreciation Fund/VA                   5/1/02            16.55          13.42             0.53
Oppenheimer Global Fund/VA                                 5/1/02            14.15          13.18             4.40
Oppenheimer Global Strategic Income Fund/VA                5/1/02            -11.66         5.06             -19.55
Oppenheimer Main Street Fund(R)/VA                         5/1/02            18.53          13.07             1.99
Pioneer Emerging Markets VCT Portfolio                     8/1/00            -13.33         6.47              4.72
Pioneer Real Estate Shares VCT Portfolio                   8/1/00            -9.92          12.54             4.88
T. Rowe Price International Stock Portfolio                5/1/95             1.52          10.99             2.20

                                    TABLE 1B
                   SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2013
                         SINCE INCEPTION OF SUB-ACCOUNT
         (Assuming NO Withdrawal of the Investment And NO Contract Fee)




                                                                                                                   10 YEARS OR
                                                                                     FOR YEAR                     SINCE INCEPTION
                                                                 SUB-ACCOUNT           ENDED                      OF SUB-ACCOUNT
                                                               INCEPTION DATE        12/31/13       5 YEARS         (IF LESS)
                                                               --------------        --------       -------       ---------------
Goldman Sachs VIT Core Fixed Income Fund                          01/09/06             -2.78          5.17             2.85
Goldman Sachs VIT Equity Index Fund                               01/09/06             29.92          15.90            5.02
Goldman Sachs VIT Global Markets Navigator Fund                  05/22/2012            11.92           N/A            10.35
Goldman Sachs VIT Growth Opportunities Fund                       01/09/06             17.70          3.62             5.05
Goldman Sachs VIT High Quality Floating Rate Fund                 01/09/06             1.29           3.25             3.48
Goldman Sachs VIT Mid Cap Value Fund                              01/09/06             30.28          21.68            7.93
Goldman Sachs VIT Money Market Fund                               01/09/06             -1.05          2.70             2.90
Goldman Sachs VIT Strategic Growth Fund                           01/09/06             30.63          17.63            5.82
Goldman Sachs VIT Strategic International Equity Fund             01/09/06             -1.44          -1.42            0.01
Goldman Sachs VIT U.S. Equity Insights Fund                       01/09/06             35.24          15.54            3.61
AllianceBernstein VPS Growth and Income Portfolio                  8/1/00              32.64          16.13            5.21
AllianceBernstein VPS Large Cap Growth Portfolio                   8/1/00              35.01          16.59            5.40
AllianceBernstein VPS Small/Mid Cap Value Portfolio                5/1/02              35.64          20.12            8.20
AllianceBernstein VPS Value Portfolio                              5/1/02              34.51          13.73            3.76
Delaware VIP International Value Equity Series                     5/6/93              21.01          10.95            4.87
Delaware VIP Smid Cap Growth Series                                8/1/00              38.93          25.31            9.76
DWS Large Cap Value VIP                                            8/1/00              32.69          21.40            4.85
DWS Capital Growth VIP                                             8/1/00              29.00          13.58            1.79
Fidelity VIP Asset Manager(SM) Portfolio                           5/4/94              14.03          11.70            4.60
Fidelity VIP Equity-Income Portfolio                               9/5/91              26.29          16.17            4.97
Fidelity VIP Growth Portfolio                                      9/5/91              34.36          18.33            5.39
Fidelity VIP High Income Portfolio                                 9/24/91             4.41           13.91            5.58
Fidelity VIP Overseas Portfolio                                    9/5/91              28.55          11.66            5.44
Fidelity VIP Contrafund(R) Portfolio                               5/1/01              29.05          16.84            7.37
Fidelity VIP Growth Opportunities Portfolio                        8/1/00              35.55          22.81            5.75
Fidelity VIP Mid Cap Portfolio                                     5/1/02              33.90          18.31            9.52
Fidelity VIP Value Strategies Portfolio                            5/1/02              28.30          22.66            6.02
Franklin Growth and Income VIP Fund                                8/1/00              27.73          15.38            4.73
Franklin Large Cap Growth VIP Fund                                 5/1/02              26.77          13.89            4.13
Franklin Small-Mid Cap Growth VIP Fund                             8/1/00              36.15          19.94            6.48
Franklin Mutual Shares VIP Fund                                    5/1/02              26.40          13.57            5.35
Templeton Foreign VIP Fund                                         5/1/02              21.19          12.40            6.18
Invesco V.I. American Franchise Fund                               5/1/01              38.11          15.53            4.79
Invesco V.I. Core Equity Fund                                      8/1/00              27.37          13.96            5.68
Invesco V.I. Global Health Care Fund                               8/1/00              38.50          17.16            7.21
Invesco V.I. Mid Cap Growth Fund                                   5/1/02              34.62          17.23            5.82
Invesco V.I. Value Opportunities Fund                              5/1/02              31.34          17.34            2.90
Janus Aspen Janus Portfolio                                        8/1/00              28.11          15.98            4.95
MFS(R)Mid Cap Growth Series                                        5/1/02              35.23          20.52            4.19
MFS(R)New Discovery Series                                         5/1/02              39.17          25.76            8.58
MFS(R)Total Return Series                                          5/1/02              17.02          9.93             4.36

MFS(R)Utilities Series                                             5/1/02              18.47          15.24           11.50
Oppenheimer Capital Appreciation Fund/VA                           5/1/02              27.55          16.27            3.94
Oppenheimer Capital Income Fund/VA                                 5/1/02              11.20          10.09            1.02
Oppenheimer Global Fund/VA                                         5/1/02              25.15          16.06            7.03
Oppenheimer Global Strategic Income Fund/VA                        5/1/02              -1.81          8.31            -9.76
Oppenheimer Main Street Fund(R)/VA                                 5/1/02              29.53          16.06            5.18
Pioneer Emerging Markets VCT Portfolio                             8/1/00              -3.61          9.30             6.66
Pioneer Real Estate Shares VCT Portfolio                           8/1/00              0.07           15.25            7.18
T. Rowe Price International Stock Portfolio                        5/1/95              12.40          13.81            4.93


YIELD AND EFFECTIVE YIELD - THE GOLDMAN SACHS MONEY MARKET SUB-ACCOUNT

Set forth below is yield and effective yield information for the Goldman Sachs Money Market Sub-Account for the seven-day period ended December 31, 2013:

         Yield                                                 -1.44%
         Effective Yield                                       -1.43%

The yield and effective yield figures are calculated by standardized methods prescribed by rules of the SEC. Under those methods, the yield quotation is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, and then multiplying the return for a seven-day base period by (365/7), with the resulting yield carried to the nearest hundredth of one percent.

The Goldman Sachs Money Market Sub-Account computes effective yield by compounding the unannualized base period return by using the formula:

        Effective Yield = [ (base period return + 1)(365/7)] - 1

The calculations of yield and effective yield reflect the $30 annual Contract fee.

                            STATE PREMIUM TAX CHART

                               QUALIFIED           NON-QUALIFIED
STATE                            PLANS                 PLANS
-----                          ---------           -------------
California                       0.50%*                2.35%*
Maine                            0.00%                 2.00%
Nevada                           0.00%                 3.50%*
South Dakota                     0.00%                 1.25%**
West Virginia                    1.00%*                1.00%*
Wyoming                          0.00%                 1.00%


----------------
* Taxes will be assessed when annuity benefits commence. We reserve the right to deduct taxes earlier if such taxes are assessed by the state.

** The Tax Rate is 0.08% on annuity considerations in excess of $500,000.

                              FINANCIAL STATEMENTS

Financial Statements are included for Commonwealth Annuity and Life Insurance Company and for its Separate Account VA-K.